Exhibit 10.13

LEASE

[San Diego Science Center / Genelux Corporation]

THIS LEASE (“Lease”) is dated for reference purposes only August 20, 2002, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

1. Lease Premises.

1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord during the term of this Lease, on the terms and conditions set forth herein, those certain premises (“Premises”) consisting of approximately 2,973 square feet of Rentable Area in the building (the “Building”) at 3030 Bunker Hill Street, San Diego, California, on real property legally described on Exhibit A attached hereto and incorporated herein by this reference. The Premises consist of approximately 2,973 square feet of Rentable Area on the third floor of the Building. The Building consists of approximately 105,500 square feet of Rentable Area. The Building, the real property upon which the Building is located, and all landscaping, parking facilities, and other improvements and appurtenances related thereto are hereinafter collectively referred to as the “Project.” The site plan for the Project is attached hereto as Exhibit B, and the Premises are outlined on Exhibit C. All portions of the Project which are for the non-exclusive use of tenants of the Project, including without limitation interior entrance ways, lobbies, corridors, stairwells, elevators, equipment rooms, and rest rooms, and exterior roadways, driveways, sidewalks, parking areas, and landscaped areas, are hereinafter referred to as “Common Areas.”

2. Basic Lease Provisions.

2.1 For convenience of the parties, certain basic provisions of this Lease are set forth herein, which provisions are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

2.1.1	Rentable Area of the Premises:

Approximately 2,973 square feet.

2.1.2	Basic Annual Rent:

$87,406.20 ($2.45 per square foot per month for 2,973 square feet of Rentable Area, subject to adjustment pursuant to Sections 6.1 and 8.3)

2.1.3	Monthly Installment of Basic Annual Rent:

$7,283.85 ($2.45 per square foot per month for 2,973 square feet of Rentable Area, subject to adjustment pursuant to Sections 6.1 and 8.3)

2.1.4	Tenant’s Pro Rata Share: 2.82% of the Project (subject adjustment pursuant to Section 8.3)

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2.1.5	(a) Estimated Term Commencement Date:

         September 15, 2002

(b)     Term Expiration Date: Two (2) years from actual Term Commencement Date

2.1.6	Security Deposit: Cash in the amount of $14,567.70

2.1.7	Permitted Use: Uses permitted in Section 10.1

2.1.8	Address for Rent Payment and Notices to Landlord:

San Diego Science Center LLC

c/o Phase 3 Properties, Inc.

8910 University Center Lane, Suite 265

San Diego, CA 92122

Address for Notices to Tenant Prior to Occupancy:

A. Douglas Will

Genelux Corporation

P.O. Box ####

Mammoth Lakes, CA 93546

Address for Notices to Tenant After Occupancy:

A. Douglas Will

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, CA 92109

2.1.9	(a) Landlord’s Broker:

Phase 3 Properties, Inc.

8910 University Center Lane, Suite 265

San Diego, CA 92122

(b)     Tenant’s Broker:

Phase 3 Properties, Inc.

8910 University Center Lane, Suite 265

San Diego, CA 92122

2.2	The following exhibits are attached hereto and incorporated herein by this reference:

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Exhibit A	Legal Description of Real Property
Exhibit B	Site Plan of the Project
Exhibit C	Outline of the Premises
Exhibit D	Acknowledgment of Term Commencement Date
Exhibit E	Schematic Showing Tenant Improvements
Exhibit F	Architectural Drawings of Tenant Improvements
Exhibit G	Rules and Regulations
Exhibit H	Services to be Provided by Landlord
Exhibit I	Fitness Center Waiver of Liability
Exhibit J	Approved Contractors
Schedule 1	List of Removable Property (Section 17.7)

3. Term.

3.1 This Lease shall take effect upon the last date of execution hereof by each of the parties hereto, and each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the last date of execution hereof by each of the parties hereto.

3.2 The term of this Lease will be the period from the date Landlord tenders possession of the Premises to Tenant with the Tenant Improvements Substantially Complete (“Term Commencement Date”), through the Term Expiration Date set forth in Section 2.1.5(b), subject to earlier termination of this Lease as provided herein. Landlord and Tenant shall execute a written acknowledgment of the Term Commencement Date and the Term Expiration Date when such are established in substantially the form attached hereto as Exhibit D and attach it to this Lease as Exhibit D-1; however, failure to execute and deliver such acknowledgment shall not affect Tenant’s liability hereunder.

3.3 The term “Tenant Improvements” shall mean the improvements within the Premises for Tenant’s use and occupancy as shown on the schematic attached hereto as Exhibit E and the architectural drawings listed on Exhibit F. As used herein, the terms “Substantially Complete”, “Substantially Completed”, and “Substantial Completion” shall mean the later of the date (i) the City of San Diego has issued an interim or final right to occupy the Premises, and (ii) Landlord has substantially completed construction of the Tenant Improvements in accordance with Exhibit E and Exhibit F as certified by Landlord’s architect, including (a) the mechanical, electrical, plumbing and other building systems which serve the Premises are in good working order, (b) the lighting, ceiling tiles, and window coverings within the Premises are in good working order, (c) all debris and clutter has been removed from the Premises, (d) exterior windows of the Premises are washed inside and out, (e) lobbies, corridors, stairwells and elevators serving the Premises are substantially complete and in good working order, and (f) the Premises are in compliance with Landlord’s warranties set forth in Section 14.2; provided, however, Tenant understands that construction of tenant improvements for other tenants of the Building will be ongoing at the time of Substantial Completion of the Tenant Improvements. “Substantial Completion” is not dependent upon receipt of a formal certificate of occupancy or completion of typical punch-list items which do not materially interfere with Tenant’s use or occupancy of the Premises. In no event shall “Substantial Completion” be later than the date Tenant actually commences the conduct of its business on the Premises.

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3.4 The Term Commencement Date shall be accelerated from the day it would otherwise have occurred pursuant to Sections 3.2 and 3.3 one day for each one day of delay caused by a Tenant Delay. The term “Tenant Delay” as used in this Lease shall mean any delay in the completion of the Tenant Improvements which is due to any act or omission of Tenant or its agents or contractors, whether willful, negligent or otherwise. The term “Tenant Delay” shall include, but shall not be limited to, (i) any delay in the giving of authorizations or approvals by Tenant, within the time frames specified in this Lease; (2) any delay attributable to the acts or failures to act, whether willful, negligent or otherwise, of Tenant, or of its agents or contractors, where such acts or failures to act delay the completion of the Tenant Improvements; and (3) any delay in the installation or start up of Tenant’s equipment which leads to a delay in receipt of a right to occupy from the City of San Diego.

4. Construction and Possession.

4.1 Landlord shall construct the Tenant Improvements in conformity with the schematic attached hereto as Exhibit E and the architectural drawings listed at Exhibit F at its cost and at no cost to Tenant. The cost of the Tenant Improvements shall include design, permitting and out-of-pocket construction costs of the Tenant Improvements, including but not limited to architectural and engineering fees, costs of processing and obtaining permits from the City of San Diego and any other governmental entity with jurisdiction over the Premises, water and sewer connection charges and other expenses related thereto. Notwithstanding the forgoing, Tenant shall pay all costs of Tenant Improvements which are due to change orders to Exhibit E or Exhibit F requested by Tenant and approved by Landlord, or improvements requested by Tenant and approved by Landlord which are not included in Exhibit E or Exhibit F.

4.2 Landlord shall use good faith, diligent efforts to tender possession of the Premises with the Tenant Improvements Substantially Complete to Tenant on the estimated Term Commencement Date as set forth in Section 2.1.5(a). Tenant agrees that in the event Landlord fails to tender possession of the Premises with the Tenant Improvements Substantially Complete to Tenant on or before the estimated Term Commencement Date, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and Tenant expressly waives any right to terminate this Lease because of delays in completion of Tenant Improvements. In no event, however, shall Tenant’s obligation to pay Basic Annual Rent, Operating Expenses, and any other amounts under this Lease commence until the actual Term Commencement Date. Notwithstanding the foregoing, in the event Landlord fails to tender possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before six (6) months after the estimated Term Commencement Date as set forth in Section 2.1.5(a), Tenant shall have the right to terminate this Lease by giving written notice to Landlord within ten (10) days thereafter, in which event Landlord shall return to Tenant all amounts previously deposited with Landlord.

4.3 Prior to entry by Tenant onto the Premises before the Term Commencement Date, for installing fixtures, placement of personal property, or any other purpose, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 21 are in effect. Entry by Tenant onto the Premises prior to the Term Commencement Date for such purposes shall be subject to all of the terms and conditions of this Lease other than the payment of Basic Annual Rent and Operating Expenses, shall not interfere with the performance by Landlord or Landlord’s

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contractor with construction of the Tenant Improvements, shall be limited to the last ten (10) days prior to the estimated Substantial Completion of the Premises, and shall be made only with the advance written consent of Landlord, which consent shall not be unreasonably withheld. In the event of entry by Tenant or its agents onto the Premises prior to the Term Commencement Date, Tenant agrees to indemnify, protect, defend and hold harmless Landlord and its contractors and agents from any and all loss or damage to property, completed work, fixtures, equipment, materials or merchandise, or from liability for death of or injury to any person arising from Tenant’s entry onto the Premises, except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents or contractors.

5. Rent.

5.1 Tenant agrees to pay Landlord as Basic Annual Rent for the Premises the sum set forth in Section 2.1.2, subject to adjustment as set forth in Section 6.1 and 8.3, in the equal monthly installments set forth in Section 2.1.3, subject to adjustment as set forth in Sections 6.1 and 8.3, each in advance on the Term Commencement Date and on the first day of each and every calendar month thereafter during the term of this Lease.

5.2 In addition to Basic Annual Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”), at the times hereinafter specified in this Lease (i) Tenant’s Pro Rata Share (as defined in Section 7.4(a) and as set forth in Section 2.1.4, subject to adjustment pursuant to Section 8.3) of Operating Expenses as provided in Article 7 and (ii) all other amounts that Tenant assumes or agrees to pay under the provisions of this Lease, including but not limited to any and all other sums that may become due by reason of any default of Tenant under this Lease or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant.

5.3 Basic Annual Rent and Additional Rent shall together be denominated “Rent.” Except as expressly set forth in this Lease, Rent shall be paid to Landlord, without notice, demand, abatement, suspension, deduction, setoff, counterclaim, or defense, in lawful money of the United States of America, at the office of Landlord as set forth in Section 2.1.8 or to such other person or at such other place as Landlord may from time to time designate in writing.

5.4 In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty (30) day month and shall be paid at the then current rate for such fractional month prior to the commencement of the partial month.

6. Rental Adjustments.

6.1 The Basic Annual Rent then in effect (and as previously increased pursuant to this Section 6.1) shall be increased each year by three percent (3%) on each annual anniversary of the Term Commencement Date for so long as this Lease continues in effect.

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7. Operating Expenses.

7.1 As used herein, the term “Operating Expenses” shall include:

(a) Government impositions including, without limitation, real and personal property taxes and assessments (but excluding personal property taxes and assessments of other tenants of the Project) levied upon the Project or any part thereof; amounts due under any improvement bond upon the Project and assessments levied in lieu thereof (except to the extent they represent costs related to the initial construction of the Project); any tax on or measured by gross rentals received from the rental of space in the Project or tax based on the square footage of the Building to the extent such tax is in lieu of or in the nature of a property tax (not an income tax, but a tax based on revenue in the nature of a property tax if imposed in the future); and any utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof promulgated by, any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or Project, and any expenses, including the cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes not to exceed the amount of any such reduction, less tax refunds obtained as a result of an application for review thereof.

(b) Except as set forth in Section 7.2 below, all other costs paid or incurred by Landlord which, in accordance with accepted principles of sound accounting practice as applied to the operation and maintenance of first class buildings, are properly chargeable to the maintenance and operation of the Project including, by way of examples and not as a limitation upon the generality of the foregoing, costs of (i) maintenance, repairs and replacements to improvements within the Project as appropriate to maintain the Project in first class condition; (ii) utilities furnished to the Project (except those utilities which are separately metered and paid by individual tenants); (iii) sewer fees; (iv) trash collection; (v) cleaning (including windows); (vi) maintenance of landscape and grounds; (vii) maintenance of drives and parking areas, including periodic resurfacing; (viii) reasonable and customary security services; (ix) maintenance, repair, and replacement of reasonable and customary security devices; (x) building supplies; (xi) maintenance, repair, and replacement of equipment utilized for operation and maintenance of the Project; (xii) costs of maintenance, repairs and replacements of mechanical, electrical, plumbing, sprinkler, and other systems of the Project; (xiii) insurance premiums; (xiv) portions of insured losses deductible by reason of insurance policy terms (insurance deductibles); (xv) periodic review of Hazardous Material Inventories (as defined in Section 39.6) to confirm compliance with applicable building and fire code requirements; (xvi) service contracts for work of a nature before referenced; (xvii) costs of services of independent contractors retained to do work of a nature before referenced at reasonable and customary rates; (xviii) costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project at reasonable and customary rates; and (xviii) reasonable costs of management services equal to four percent (4%) of the Basic Annual Rent; provided, however, that any costs for repairs or replacements which would be deemed of a “capital” nature under generally accepted accounting principles shall be amortized over the useful life of the repair or replacement as determined under Internal Revenue Service guidelines,

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and Tenant shall pay only that portion of the costs which are amortized over the balance of the term, payable at the time the costs are incurred to the extent Tenant’s share of the costs are less than $1.75 per square foot of Rentable Area of the Premises, with the balance payable on a monthly basis during the balance of the term.

7.2 Notwithstanding the foregoing, Tenant shall not be responsible for the payment of the following costs and expenses:

(a) costs incurred for the construction of the Project (including the current renovation of the Project into a biotech facility);

(b) costs incurred for the repair, maintenance or replacement of the structural components of the footings, foundation, ground floor slab, and load bearing walls of the Building (but excluding painting and ordinary maintenance and repair of exterior surfaces, which are Operating Expenses under Section 7.1(b));

(c) costs recovered under any construction or materials warranty procured by Landlord, pursuant to Section 14.4 or otherwise, to the extent paid pursuant to the warranty;

(d) costs incurred to correct any defects in design, materials or construction of the Project;

(e) costs, expenses and penalties (including without limitation attorneys’ fees) incurred as a result of the use, storage, removal or remediation of any toxic or hazardous substances or other environmental contamination not caused by Tenant or its employees, contractors, agents, representatives, or invitees;

(f) interest, principal, points and other fees on debt or amortization of any debt secured in whole or part by all or any portion of the Project (provided that interest upon a government assessment or improvement bond payable in installments is an Operating Expense under Section 7.1(a));

(g) costs incurred in connection with the financing, sale or acquisition of the Project or any portion thereof;

(h) costs, expenses, and penalties (including without limitation attorneys’ fees) incurred due to the violation by landlord of any underlying deed of trust or mortgage affecting the Project or any portion thereof;

(i) depreciation and amortization of any type (provided this exclusion is not intended to delete from Operating Expenses actual costs of maintenance, repairs and replacements which are otherwise included within Operating Expenses);

(j) any costs incurred as a result of Landlord’s violation of any statute, ordinance or other source of applicable law, or breach of contract or tort liability to any other

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party, including without limitation, any unrelated third party, or Landlord’s employees, contractors, agents or representatives;

(k) costs incurred in leasing or procuring tenants (including, without limitation, lease commissions, advertising expenses, attorneys’ fees and expenses of renovating space for tenants);

(l) advertising, marketing, media and promotional expenditures regarding the Project and costs of signs identifying the owner, lender or any contractor thereof;

(m) any wages, fees, salaries or other compensation of the executive employees or principals of Landlord;

(n) any rentals and related expenses incurred in leasing equipment which may be classified as capital expenditures under generally accepted accounting principles; provided, however, leasing and other expenses of the deionized water system will be included in Operating Expenses.

(o) any net income, franchise, capital stock, estate or inheritance taxes or taxes which are the personal obligation of Landlord or of another tenant of the Project;

(p) expenses which relate to preparation of rental space for other occupants of the Project, including without limitation building, license and inspection costs, incurred with respect to the installation of improvements made for other occupants of the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant tenant space in the Project for other occupants in the Project.

(q) legal expenses arising out of the initial construction of the Project or any Tenant Improvements or for the enforcement of the provisions of any tenant leases other than this Lease;

(r) the cost of any work or service performed for or facilities furnished to another occupant of the Project at such occupant’s cost;

(s) any interest or penalties imposed upon Landlord by any taxing authority for late payment or otherwise;

(t) any other expense otherwise chargeable as part of the cost of operation and maintenance but which is not of general benefit to the Project but is primarily for the benefit of one or more specific tenants;

(u) Landlord’s charitable or political contributions;

(v) the amount of any payments to subsidiaries and affiliates of Landlord for services to the Project or for supplies or other materials to the extent that the cost of

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such services, supplies or materials exceeds the cost which would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis (provided, however, any fee for management services paid to an affiliate of Landlord shall be in the amount set forth in Section 7.1[b]); and

(w) electric power or other utility costs for which Tenant directly contracts with a public service company.

7.3 Tenant shall pay to Landlord on the first day of each calendar month of the term of this lease, as Additional Rent, Landlord’s good faith estimate of Tenant’s Pro Rata Share (as set forth in 2.1.4) of Operating Expenses with respect to the Project for such month.

(a) ”Tenant’s Pro Rata Share” under this Lease shall mean the percentage set forth in Section 2.1.4 (subject to adjustment pursuant to Section 8.3), determined by dividing the Rentable Area of the Premises by the total Rentable Area of the Project.

(b) Within sixty (60) days after the conclusion of each calendar year, Landlord shall furnish to Tenant in writing a statement (the “Annual Operating Expense Statement”) showing in reasonable detail the actual Operating Expenses and Tenant’s Pro Rata Share of Operating Expenses for the previous calendar year. Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days of Tenant’s receipt of such statement. If the amounts paid by Tenant pursuant to this Section 7.3 exceed Tenant’s Pro Rata Share of Operating Expenses for the previous calendar year, the difference shall be credited by Landlord against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany said statement with payment for the amount of such difference.

(c) Any amount due under this Section 7.3 for any period which is less than a full month shall be prorated for such fractional month.

(d) Notwithstanding this Section 7.3, Operating Expenses which can fairly and reasonably be allocated to one or more tenants of the Project shall be so allocated, and shall be separately scheduled on the Annual Operating Expense Statement.

7.5 Tenant shall have the right, at Tenant’s expense, upon reasonable notice during reasonable business hours, to review that portion of Landlord’s books, records, invoices, and other data which are relevant to preparation of the Annual Operating Expense Statement provided any request for such review shall be furnished within one hundred eighty (180) days after Tenant’s receipt of such statement as to a prior year’s Operating Expenses. If the amount of Operating Expenses relating to the Premises identified on such annual statement is found to exceed the actual Operating Expenses of the Premises, Landlord shall, within twenty (20) days after Tenant’s request therefor, refund to Tenant the amount of overpayment by Tenant. In addition, if such review reveals that the Operating Expenses paid by Tenant in any year exceed one hundred five percent (105%) of the actual Operating Expenses which should have been paid by Tenant in such year, Landlord shall reimburse Tenant for the reasonable cost of such review. In all other cases, Tenant shall pay for the reasonable cost of the review.

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7.6 Operating Expenses for the calendar year in which Tenant’s obligation to pay them commences and in the calendar year in which such obligation ceases shall be prorated. Expenses such as taxes, assessments and insurance premiums which are incurred for an extended time period shall be prorated based upon time periods to which applicable so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to pay Operating Expenses.

8. Rentable Area.

8.1 The Rentable Area of the Project is determined by making separate calculations of the Rentable Area of each floor of the Building, and totaling the Rentable Area of each floor within the Building. The Rentable Area of a floor is calculated by measuring to the outside finished surface of each permanent outer building wall where the wall intersects or joins the floor, or where it would have intersected the floor except for recessed entryways, windows and the like (also known as the “drip line”, measured from where the outside finished surface of the second floor wall intersects the roof). The full area calculated as set forth above is included as Rentable Area of the Project without deduction for (i) columns and projections, (ii) vertical penetrations such as stairwells, elevator shafts, flues, pipe shafts, vertical ducts, atriums, and the like, or their enclosing walls corridors, (iii) entrance ways, lobbies, corridors, equipment rooms, and rest rooms, and the like, or their enclosing walls, or (iv) any other unusable area of any nature.

8.2 The term “Rentable Area” when applied to Tenant is the area to be occupied exclusively by Tenant plus a pro rata allocation of Rentable Area within the Project which is not then utilized or expected to be utilized exclusively by Tenant or other tenants of the Project, including but not limited to the portions of the Building devoted to columns, projections, vertical penetrations, entrance ways, lobbies, corridors, equipment rooms, rest rooms, lunch rooms, conference rooms, library, and fitness center. If the Premises are separated from space occupied by another tenant, the Rentable Area shall be measured to the center of any interior demising walls.

8.3 The Rentable Area as set forth in Section 2.1.1 is an estimate of the area which constitutes the Rentable Area of the Premises, which, at the request of either Landlord or Tenant made within ninety (90) days after the Term Commencement Date, shall be adjusted in accordance with measurement and certification of the Project architect. If the Rentable Area as determined hereunder is more or less than the Rentable Area set forth in Section 2.1.1, Basic Annual Rent, monthly installments of Basic Annual Rent, and Tenant’s Pro Rata Share of Operating Expenses shall be adjusted upward or downward, as the case may be, based on the actual Rentable Area of the Premises.

9. Security Deposit.

9.1 Concurrently with the execution of this Lease, Tenant shall deposit with Landlord a cash in the amount set forth in Section 2.1.6, to be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term and any extension term hereof. If Tenant

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defaults with respect to any provision of this Lease, including but not limited to any provision relating to the payment of Rent, and subject to any notice requirements and cure periods for Tenant’s benefit set forth in Article 24, Landlord may (but shall not be required to) draw from the security deposit the amount required to cure the default, and to use, apply or retain the security deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. The security deposit shall not be deemed to be held by Landlord in trust, need not be segregated from other fluids of Landlord, and shall not bear interest. Landlord is hereby granted a security interest in the security deposit pursuant to the provisions of the California Commercial Code, which security interest shall be perfected by Landlord taking possession of the security deposit.

9.2 In the event Landlord applies any portion of the security deposit in accordance with the terms of this Lease, Tenant shall within ten (10) days after another request therefor replenish the security deposit to the full amount set forth above.

9.3 The security deposit shall be transferable by Landlord to a successor Landlord and to Landlord’s mortgage lender which is a beneficiary of a deed of trust encumbering the Premises, provided such lender agrees to hold the security deposit pursuant to the terms of this Lease.

9.4 In the event of bankruptcy or other debtor/creditor proceedings against Tenant, the security deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

9.5 Landlord shall deliver the security deposit to any purchaser of Landlord’s interest in the Premises, and thereupon Landlord shall be discharged from any further liability with respect thereto provided that such purchaser has agreed to assume in writing the obligations of Landlord hereunder. This provision shall also apply to any subsequent transfers.

9.6 The security deposit shall be returned to Tenant within thirty (30) days following the later of the expiration of the Lease or the date Tenant fully vacates the Premises, except for amounts which are needed by Landlord to cure any default by Tenant.

10.	Use.

10.1 Tenant may use the Premises only for laboratory research and development and related administrative, office and other ancillary uses as permitted by (i) the applicable zone under the City of San Diego Land Development Code, (ii) any other laws, regulations, ordinances, and permits applicable to the Project, and (iii) all covenants, conditions and restrictions recorded against the property, and shall not use the Premises, or permit or suffer the Premises to be used for any other purpose without the prior written consent of Landlord.

10.2 Tenant shall conduct its business operations and use the Premises in compliance with all federal, state, and local laws, regulations, ordinances, requirements, permits and approvals applicable to the Premises. Tenant shall not use or occupy the Premises in violation of any law or regulation or the certificate of occupancy issued for the Building, and

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shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to Tenant’s particular use or occupation thereof. Tenant shall not be deemed to be in default of the foregoing obligation if it has the right to appeal such directive and Tenant prosecutes such appeal in a timely fashion and in a manner that does not impose or threaten to impose any lien, charge or other obligation on Landlord or any portion of the Project.

10.3 Tenant shall not do or permit to be done anything which will invalidate or increase the cost (unless Tenant agrees to pay such increased cost) of any fire, extended coverage or any other insurance policy covering the Premises, or which will make such insurance coverage unavailable on commercially reasonable terms and conditions, and shall comply with all rules, orders, regulations and requirements of the insurers of the Premises.

10.4 Subject to the warranty of Landlord in Section 14.3, Tenant shall cause the Premises to comply with the Americans with Disabilities Act of 1990 (“ADA”), and the regulations promulgated thereunder, as amended from time to time. All responsibility for compliance with the ADA relating to the Premises and the activities conducted by Tenant within the Premises after the Term Commencement Date shall be exclusively that of Tenant and not of Landlord, including any duty to make capital improvements, alterations, repairs and replacements to the Premises; provided, however, (i) Landlord shall be responsible for compliance with the ADA to the extent of a violation of Landlord’s warranty in Section 14.3; (ii) Landlord shall make all improvements outside of the Premises required for compliance with the ADA (with only the amortized costs of capital improvements payable by Tenant as an Operating Expense under Section 7.1(b)); and (iii) neither Tenant nor Landlord shall be required to make capital improvements, alterations, repairs or replacements to comply with the ADA unless and until required to do so by order of a government entity or court of law exercising proper jurisdiction with regard thereto, subject to any right to appeal or otherwise contest any such order. Any alterations to the Premises made by Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with Article 17; provided, that Landlord’s consent to such alterations shall not constitute either Landlord’s assumption, in whole or in part, of Tenant’s responsibility for compliance with the ADA, or representation or confirmation by Landlord that such alterations comply with the provisions of the ADA.

10.5 Tenant may install signage on and about the Premises to the extent permitted by, and in conformity with, applicable provisions of the City of San Diego Sign Ordinance, and to the extent approved by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant acknowledges that it understands that other tenants will occupy space in the Project, and that the maximum allowable signage is to be shared among all of the tenants on a fair and reasonable basis. Tenant further acknowledges it is familiar with the restrictions of the City of San Diego Sign Ordinance, and is not relying on any representations or warranty of Landlord regarding the number, size or location of any signage. Notwithstanding the foregoing, subject to Landlord’s reasonable approval and all applicable laws, Tenant shall be

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entitled to display at least one exterior sign identifying Tenant near the entrance to the Building. The expense of design, permits, purchase and installation of any signs shall be the responsibility of Tenant and the cost thereof shall be borne by Tenant. At the termination of the Lease, all signs shall be the property of Tenant and may be removed from the Premises by Tenant, subject to the provisions of Article 36.

10.6 No equipment shall be placed at a location within the Building other than a location designed to carry the load of the equipment. Equipment weighing in excess of floor loading capacity shall not be placed in the Building.

10.7 Tenant shall not use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance or waste in, on, or about the Premises.

10.8 Landlord shall provide services to the Project described on Exhibit H attached hereto, subject to reimbursement by Tenant as Operating Expenses pursuant to Section 7.1(b).

11. Brokers.

11.1 Landlord and Tenant represent and warrant one to the other that there have been no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than the brokers set forth in Section 2.1.9, whose commission(s) shall be paid by Landlord. Each shall indemnify, defend, protect, and hold harmless the other from any claim of any other broker as a result of any act or agreement of the indemnitor.

11.2 To the best of Tenant’s knowledge, without investigation or inquiry, Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease other than as contained in this Lease.

12. Holding Over.

12.1 If, with Landlord’s express written consent, Tenant holds possession of all or any part of the Premises after the expiration or earlier termination of this Lease, Tenant shall be deemed a tenant from month to month upon the date of such expiration or earlier termination, and in such case Tenant shall continue to pay in accordance with Article 5 the Basic Annual Rent as adjusted in accordance with Article 6, together with Operating Expenses in accordance with Article 7 and other Additional Rent as may be payable by Tenant, and such month-to-month tenancy shall be subject to every other term, covenant and condition contained herein.

12.2 If Tenant remains in possession of all or any portion of the Premises after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that monthly rental shall be equal to one hundred fifty percent (150%) of the Monthly Installment of Basic Annual Rent in effect during the immediately preceding calendar month.

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12.3 Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or reinstatement of this Lease.

12.4 The foregoing provisions of this Article 12 are in addition to and do not affect Landlord’s right to re-entry or any other rights of Landlord under Article 24 or elsewhere in this Lease or as otherwise provided by law.

13. Taxes on Tenant’s Property

13.1 Tenant shall pay not less than ten (10) days before delinquency taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. Tenant shall not be responsible for taxes levied against any personal property or trade fixtures of other tenants.

13.2 If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Project is increased by the inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord after written notice to Tenant pays the taxes based upon such increase in the assessed value, then Tenant shall, within thirty (30) days of receipt of satisfactory evidence of such tax increase, repay to Landlord the taxes so levied against Landlord.

13.3 If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements in other spaces in the Project are assessed, then the real property taxes and assessments levied against Landlord or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property to Tenant and shall be governed by the provisions of Section 13.2 above. Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants of Landlord shall not be included in the Operating Expenses defined in Section 7, but shall be treated, as to such other tenants, as provided in this Section 13.3, and shall be allocated to such other tenants. If the records of the county assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements or alterations are assessed at a higher valuation than improvements in other spaces in the Project, such records shall be binding on both Landlord and Tenant.

13.4 To the extent Tenant fails to make any payment required by this Article 13 and Landlord does so on Tenant’s behalf, after notice to Tenant and opportunity for Tenant to make such payment, Tenant shall reimburse Landlord for the cost thereof pursuant to the provisions of Sections 7.1 and 24.3.

14. Condition of Premises.

14.1 Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, with respect to the condition of the

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Premises or to the Project, except as set forth herein, or with respect to their suitability for the conduct of Tenant’s business.

14.2 Landlord warrants to Tenant that the Tenant Improvements will be built in a good and workmanlike manner and in compliance with Exhibit E and Exhibit F, and all applicable building code requirements, laws, rules, orders, ordinances, directions, regulations, permits, approvals, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau; that the mechanical, electrical, plumbing and other building systems will be in good working order at the commencement of the term; and that the Project and the Tenant Improvements will be free of patent and latent defects in design, materials and construction. Promptly after notice from Tenant, Landlord shall correct any defect in the Project or the Tenant Improvements in violation of the foregoing warranty which interferes with Tenant’s use or occupancy of the Premises.

14.3 Landlord warrants to Tenant that the Project and the Tenant Improvements, at the time of initial completion, will be in compliance with ADA and the regulations promulgated thereunder; provided, however, nothing in this Lease shall be construed to require Landlord to make improvements, alterations, repairs or replacements to comply with ADA unless and until required to do so by order of any government entity or court of law exercising proper jurisdiction with regard thereto, subject to any right to appeal or otherwise contest any such order.

15. Common Areas and Parking Facilities.

15.1 Tenant shall have the nonexclusive right, in common with others, to use the Common Areas, subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit G together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord (the “Rules and Regulations”); provided, however, that such rules and regulations do not unreasonably interfere with Tenant’s use and enjoyment of the Premises and Common Areas. Without limiting the generality of the foregoing, Tenant may allow its employees the nonexclusive right, in common with employees of other tenants in the Building, to use the fitness facilities and equipment, provided that Tenant ensures that each employee before using the fitness facilities and equipment has executed and delivered to Landlord a waiver of liability (the “Fitness Center Waiver of Liability”) in the form attached hereto as Exhibit I.

15.2 Tenant shall not place any storage facilities or water systems, mechanical equipment, emergency generators or other facilities or property on the surface parking area or otherwise outside of the Premises without the express written consent of Landlord, and any space used for such facilities shall be deducted from Tenant’s Pro Rata Share of parking described below.

15.3 As an appurtenance to the Premises, Tenant, and its employees and invitees, shall be entitled to use without charge three (3) parking spaces (which includes a prorata share of visitor and handicap parking spaces) for each 1,000 square feet of usable area of the

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Premises in common with other tenants of the Project. The Project shall have at least three (3) parking spaces for each 1,000 square feet of usable area of the entire Project. The term “usable area” as used herein refers not to the Rentable Area of the Premises, but to the area actually occupied by Tenant.

16. Utilities and Services.

16.1 Tenant shall pay for all water, gas, electricity, telephone, cable, and other utilities which may be furnished to the Premises during the term of this Lease, together with any taxes thereon. If any such utility is not separately metered to Tenant, Tenant shall pay Tenant’s Pro Rata Share of the costs thereof as an Operating Expense unless Landlord has installed separate meters or measuring devices for the determination of Tenant’s actual use of such utility service. Utilities and services provided to the Premises which are separately metered shall be paid by Tenant directly to the supplier of such utility or service, and Tenant shall pay for such utilities and services prior to delinquency during the term of this Lease. In the event one tenant of the Project is using a disproportionate amount of any utility that is not separately metered, Landlord shall allocate an equitable portion of such utility cost directly to such tenant. The primary measurement for metering usage will be based upon the cubic feet per minute of air supplied to the premises.

16.2 Landlord shall not be liable for, nor shall any eviction of Tenant result from, any failure of any such utility or service, and in the event of such failure Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this Lease, and Tenant waives any right to terminate this Lease on account thereof. Notwithstanding the foregoing:

(i) in the event that Landlord is unable to supply any of the Building’s sanitary, electrical, heating, air conditioning, water, elevator, life safety or other essential systems serving the Premises (collectively, the “Essential Services”) from a cause within Landlord’s reasonable control, and such inability of Landlord materially impairs Tenant’s ability to carry on its business in the Premises for a period of ten (10) consecutive calendar days, Basic Annual Rent and Additional Rent shall be abated commencing with the eleventh (11th) day of such material interference with Tenant’s business, based upon the extent to which such inability to supply Essential Services materially impairs Tenant’s ability to carry on its business in the Premises. Such abatement shall continue until the Essential Services have been restored to such extent that the lack of any remaining services no longer materially impairs Tenant’s ability to carry on its business in the Premises. Tenant shall not be entitled to such an abatement to the extent that Landlord’s inability to supply Essential Services to Tenant is caused by Tenant or its employees, contractors, agents, licensees or invitees; and

(ii) in the event that Landlord is unable to supply any Essential Services by reason of acts of God, accidents, breakage, repairs, strikes, lockouts, labor disputes, inability to obtain utilities or materials or by any other reason beyond Landlord’s reasonable control, and (i) such inability of Landlord prevents Tenant from carrying on its business in the Premises for a period of thirty (30) consecutive calendar days or (ii) such inability of Landlord materially impairs Tenant’s ability to carry on its business in the Premises for a period of sixty

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(60) consecutive calendar days, then Basic Annual Rent and Additional Rent shall be abated commencing with the day after such thirty (30) or sixty (60) day period, as the case may be, based upon the extent to which such inability to supply Essential Services materially impairs Tenant’s ability to carry on its business in the Premises. Such abatement shall continue until the Essential Services have been restored to the extent that the lack of any remaining services no longer materially impairs Tenant’s ability to carry on its business in the Premises. Tenant shall not be entitled to such an abatement to the extent that Landlord’s inability to supply Essential Services to Tenant is caused by Tenant or its employees, contractors, agents, licensees or invitees; and

(iii) in the event of any stoppage or interruption of Essential Services to the Premises, Landlord shall use commercially reasonable efforts to restore Essential Services to the Premises as soon as possible; provided, that Tenant shall have the right, at its option, to terminate this Lease by written notice to Landlord if such failure to provide Essential Services by Landlord continues for any reason (other than the actions of Tenant or its employees, contractors, agents, licensees or invitees) for more than one hundred eighty (180) consecutive calendar days and such failure materially impairs Tenant’s ability to carry on its business in the Premises.

16.3 Tenant shall provide and pay for janitors, maintenance personnel, and other persons who perform duties connected with the operation and maintenance of the interior of the Premises.

17. Alterations.

17.1 Tenant shall make no alterations, additions or improvements (hereinafter in this article, “Improvements”) in or to the Premises without Landlord’s prior written consent, which shall not be unreasonably withheld; provided, however, it shall not be unreasonable for Landlord to withhold consent if the proposed Improvements would in the opinion of Landlord adversely affect the use of the Premises for generic laboratory-based research and development space as part of an integrated Building plan after the expiration or earlier termination of this Lease. Tenant shall deliver to Landlord final plans and specifications and working drawings for the Improvements to Landlord, and Landlord shall have ten (10) days thereafter to grant or withhold its consent. If Landlord does not notify Tenant of its decision within the ten (10) days, Landlord shall be deemed to have given its approval.

17.2 If a permit is required to construct the Improvements, Tenant shall deliver a completed, signed-off inspection card to Landlord within ten (10) days of completion of the Improvements, and shall promptly thereafter obtain and record a notice of completion and deliver a copy thereof to Landlord.

17.3 The Improvements shall be constructed only by licensed contractors or mechanics. Tenant shall use only those contractors listed on Exhibit H for the trades listed thereon; all other contractors shall be approved by Landlord, which approval shall not be unreasonably withheld or delayed. Any such contractor must have in force a general liability insurance policy of not less than $2,000,000 or such higher limits as Landlord may reasonably require, which policy of insurance shall name Landlord as an additional insured. Tenant shall

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provide Landlord with a copy of the contract with the contractor or mechanic prior to the commencement of any construction requiring Landlord’s consent.

17.4 Tenant agrees that any work by Tenant shall be accomplished in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times except when minimally necessary for building reconfiguration work.

17.5 Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations, permits, approvals, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Tenant shall provide Landlord with “as-built” plans showing any material change in the Premises within thirty (30) days after completion.

17.6 Before commencing any work, Tenant shall give Landlord at least five (5) days’ prior written notice of the proposed commencement of such work.

17.7 At the time Landlord consents to the Improvements pursuant to Section 17.1, Landlord shall identify those Improvements which Tenant shall be required to remove upon the expiration or earlier termination of the Lease, and Landlord and Tenant shall mutually identify those Improvements which Tenant may remove upon the expiration or earlier termination of this Lease. Landlord and Tenant shall list any such Improvements on Schedule 1 attached hereto, designating those which Tenant shall be required to remove and those which Tenant may remove. With respect to those Improvements not so identified, Landlord and Tenant acknowledge and agree that Landlord’s approval of the final plans and specifications and working drawings for the Improvements pursuant to Section 17.1 shall be deemed Landlord’s and Tenant’s agreement that those Improvements not so identified shall become the property of Landlord upon the expiration or earlier termination of this Lease, and shall remain upon and be surrendered with the Premises as a part thereof. Those Improvements identified as Improvements which Tenant may remove are included within the term “Tenant’s Removable Property” defined in Section 30.3. Notwithstanding the provisions of Section 30.3, Tenant shall, at Landlord’s election, upon the expiration or earlier termination of this Lease, remove the Improvements which are identified as Improvements which Tenant shall be required to remove, and restore and return the Premises to the condition they were in when first occupied by Tenant.

18. Repairs and Maintenance.

18.1 Landlord shall repair, replace and maintain the structural and exterior portions of the Building and Project, including foundations, exterior walls, load bearing walls, windows, plate glass, and roofing, and the mechanical, electrical, plumbing, fire sprinkler, and elevator systems of the Project, subject to reimbursement by Tenant as its Pro Rata Share of Operating Expenses to the extent provided by Section 7.1. However, if such maintenance or repairs are required because of any act, neglect, fault of or omissions of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord the entire cost of such

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maintenance and repairs attributable to Tenant’s act, neglect, fault or omission, unless such maintenance and repairs are covered by insurance carried by Landlord.

18.2 Except as otherwise set forth in Section 18.1, Tenant shall, throughout the term of this Lease, at Tenant’s sole cost and expense, keep the Premises and every part thereof in good condition and repair. Tenant shall upon the expiration or earlier termination of the term hereof surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage from casualty and causes beyond the reasonable control of Tenant excepted.

18.3 Tenant hereby waives Civil Code Sections 1941 and 1942 relating to a landlord’s duty to maintain the Premises in a tenantable condition, and the under said sections or under any law, statute or ordinance now or hereafter in effect to make repairs at Landlord’s expense.

18.4 There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises, or in or to improvements, fixtures, equipment and personal property therein, unless such injury or interference is unreasonable or is the result of Landlord’s grossly negligent or willful act or omission. If repairs or replacements become necessary which by the terms of this Lease are the responsibility of Tenant and Tenant fails to make the repairs or replacements, after notice from Landlord and opportunity for Tenant to make such repairs or replacements, Landlord may do so pursuant to the provisions of Section 24.3.

18.5 Notwithstanding any of the foregoing, in the event of a fire, earthquake, flood, war or other similar cause of damage or destruction, this Article shall not be applicable and the provisions of Article 22, entitled “Damage or Destruction,” shall apply and control.

19. Liens.

19.1 Tenant shall keep the Premises, the Building and the property upon which the Building is situated free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s lien filed against the Project or the Premises for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within thirty (30) days after the filing thereof (or within ten (10) days after the filing thereof if requested by Landlord as necessary to facilitate a pending sale or refinancing), at the cost and expense of Tenant.

19.2 Should Tenant fail to discharge any lien of the nature described in Section 19.1, Landlord may at Landlord’s election pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against tide and the cost thereof shall be immediately due from Tenant as Additional Rent.

19.3 In the event Tenant shall lease or finance the acquisition of equipment, furnishings, or other personal property utilized by Tenant in the operation of Tenant’s business,

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Tenant warrants that any Uniform Commercial Code financing statement executed by Tenant will upon its face or by exhibit thereto indicate that such financing statement is applicable only to personal property of Tenant specifically described in the financing statement. In no event shall the address of the Building be furnished on the financing statement without qualifying language as to applicability of the lien only to removable property of Tenant described in the financing statement. Should any holder of a security agreement executed by Tenant record or place of record a financing statement which appears to constitute a lien against any interest of Landlord, Tenant shall within ten (10) days after the filing of such financing statement cause (i) copies of the security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s being in a position to show such lien is not applicable to any interest of Landlord, and (ii) the holder of the security interest to amend documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Premises. Landlord shall execute such documents as are reasonably required by Tenant or Tenant’s lenders or equipment lessors provided the same do not in any way alter the rights of Landlord under this Lease.

20. Indemnification and Exculpation.

20.1 Except to the extent of the responsibility of Landlord pursuant to Section 20.2 hereof, Tenant agrees to indemnify Landlord and its members and affiliates, and their respective shareholders, directors, managers, members, partners, lenders, officers, agents, and employees (collectively, “Landlord’s Agents”), against, and to protect, defend, and save them harmless from, all demands, claims, causes of action, liabilities, losses and judgments, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys’ fees), for death of or injury to person or damage to property arising out of (i) any occurrence in, upon or about the Premises during the term of this Lease, (ii) Tenant’s use, occupancy, repairs, maintenance, and improvements of the Premises and all improvements, fixtures, equipment and personal property thereon, and (iii) any act or omission of Tenant, its shareholders, directors, officers, agents, employees, servants, contractors, invitees and subtenants, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord’s Agents. Tenant’s obligation under this Section 20.1 shall survive the expiration or earlier termination of the term of this Lease.

20.2 Landlord agrees to indemnify Tenant and Tenant’s shareholders, directors, managers, members, partners, lenders, affiliates, officers, agents, and employees (collectively “Tenant’s Agents”) against and save them harmless from all demands, claims, causes of action and judgments, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys’ fees), for death of, or injury to, any person or damage to property arising from or out of any occurrence in, upon, or about the Premises during the term of this Lease to the extent caused by the negligence or willful misconduct of Landlord or Landlord’s Agents. Landlord’s obligations under this Section 20.2 shall survive the expiration or earlier termination of the term of this Lease.

20.3 Notwithstanding any provision of this Article 20 to the contrary, Landlord shall not be liable to Tenant and Tenant assumes all risk of damage to and loss of any fixtures, goods, inventory, merchandise, equipment, records, research, experiments, animals and other

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living organisms, computer hardware and software, leasehold improvements, and other personal property of any nature whatsoever, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom relative to such damage. Tenant acknowledges that it is Tenant’s obligation to procure insurance against any such damages or loss pursuant to Section 21.4, and that it would be impractical for Landlord to procure any such insurance in that the nature of Tenant’s business makes the risks uncertain and difficult to underwrite and the potential risks are greater than Landlord is willing to assume. Therefore, regardless of the fault of Landlord, Landlord shall not be liable for any such damage or loss.

20.4 The indemnity obligations of both Landlord and Tenant under this Section 20 shall be satisfied to the extent of proceeds of applicable insurance maintained by the indemnifying party to the extent thereof, and thereafter to proceeds of any applicable insurance maintained by the other party; Landlord and Tenant shall be required to satisfy any such obligation only to the extent it is not satisfied by proceeds of applicable insurance as set forth above.

20.5 Security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts of third parties and it is agreed that Landlord shall not be liable for injuries or losses caused by criminal acts of third parties and the risk that any security device or service may malfunction or otherwise be circumvented by a criminal is assumed by Tenant. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

20.6 Neither Landlord nor Tenant shall be liable to the other for any damages arising from any act or neglect of any other tenant or occupant of the Building or Project.

21. Insurance—Waiver of Subrogation.

21.1 Commencing prior to Tenant’s first entry onto the Premises for purposes of installing any improvements, fixtures or personal property, but no later than the Term Commencement Date, and continuing at all times during the term of this Lease, Tenant shall maintain, at Tenant’s expense, commercial general liability insurance, on an occurrence basis, insuring Tenant and Tenant’s agents, employees and independent contractors against all bodily injury, property damage, personal injury and other covered loss arising out of the use, occupancy, improvement and maintenance of the Premises and the business operated by Tenant, or any other occupant, on the Premises. Such insurance shall have a minimum combined single limit of liability per occurrence of not less than $2,000,000 and a general aggregate limit of $4,000,000. Such insurance shall: (i) name Landlord, and Landlord’s lenders if required by such lenders, and any management company retained to manage the Project if requested by Landlord, as additional insureds; (ii) include a broad form contractual liability endorsement insuring Tenant’s indemnity obligations under Section 20.1; (iii) provide that it is primary coverage and noncontributing with any insurance maintained by Landlord or Landlord’s lenders, which shall be excess insurance with respect only to losses arising out of Tenant’s negligence; and (iv) provide for severability of interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds.

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21.2 At all times during the term of this Lease, Landlord shall maintain, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), “all risk” insurance, including, but not limited to, coverage against loss or damage by fire, vandalism, and malicious mischief covering the Project (exclusive of excavations, foundations and footings, and including the Tenant Improvements), in an amount equal to one hundred percent (100%) of the full replacement value thereof. If any boilers or other pressure vessels or systems are installed on the Premises, Landlord shall maintain, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), boiler and machinery insurance in an amount equal to one hundred percent (100%) of the full replacement value thereof. The insurance described in this Section 21.2 shall: (i) insure Landlord, and Landlord’s lenders if required by such lenders, as their interests may appear; (ii) contain a Lender’s Loss Payable Form (Form 438 BFU or equivalent) in favor of Landlord’s lenders and name Landlord, or Landlord’s lender if required by such lender, as the loss payee; (iii) provide for severability of interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds; and (iv) provide that it is primary coverage and non-contributing with any insurance maintained by Landlord or Landlord’s lenders, which shall be excess insurance. The full replacement value of the Project, including the Tenant Improvements and other improvements and fixtures insured thereunder, shall, for the purpose of establishing insurance limits and premiums only, be determined by the company issuing the insurance policy and shall be redetermined by said company within six (6) months after completion of any material alterations or improvements to the Premises and otherwise at intervals of not more than three (3) years. Landlord shall promptly increase the amount of the insurance carried pursuant to this Section 21.2 to the amount so redetermined. The proceeds of the insurance described in this Section shall be used for the repair, replacement and restoration of the Project, including the Tenant Improvements and other improvements and fixtures insured thereunder, as further provided in Article 22; provided, however, if this Lease is terminated after damage or deduction, the insurance policy or policies, all rights thereunder and all insurance proceeds shall be assigned to Landlord.

21.3 At all times during this Lease, Landlord shall maintain, pursuant to requirements of its mortgage lender, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), commercial general liability insurance, including coverage for death, bodily injury and broad form property damage, with a combined single limit in an amount of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate; umbrella excess liability coverage with a limit of not less than $20,000,000 over primary insurance, which policy shall include coverage for water damage, assumed and contractual liability coverage, premises medical payment, and automobile liability; and rental and/or business interruption insurance to cover loss of income in an amount not less than eighteen (18) months’ projected receipts from the entire Project.

21.4 At all times during the term of this Lease, Tenant shall maintain, at Tenant’s expense, “all risk” insurance against all damage and loss to Tenant’s Removable Property, including but not limited to fixtures, goods, inventory, merchandise, equipment, records, research, experiments, animals and other living organisms, computer hardware and software, leasehold improvements, and other personal property of any nature whatsoever of Tenant or any subtenant of Tenant that may be occupying the Premises, or any portion thereof, from time to time, in an amount equal to the full replacement value thereof. Notwithstanding

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anything to the contrary contained here, Tenant shall be entitled to all proceeds from the insurance carried pursuant to this Section 21.4.

21.5 At all times during the term of this Lease, Tenant shall maintain workers’ compensation insurance in accordance with California law, and employers’ liability insurance with limits typical for companies similar to Tenant.

21.6 All of the policies of insurance referred to in this Article 21 shall be written by companies authorized to do business in California and having a policyholder rating of not less than AA (or its equivalent), or a lesser rating reasonably acceptable to Landlord, by a generally accepted insurance rating agency. Each insurer referred to in this Article 21 shall agree, by endorsement on the applicable policy or by independent instrument furnished to Landlord, that it will give Landlord, and Landlord’s lenders if required by such lenders, at least ten (10) days’ prior written notice by registered mail before the applicable policy shall be canceled for non-payment of premium, and thirty (30) days’ prior written notice by registered mail before the applicable policy shall be canceled or altered in coverage, scope, amount or other material term for any other reason (although any failure of an insurer to give notice as provided herein shall not be a breach of this Lease by Tenant). No policy shall provide for a deductible amount in excess of $100,000, unless approved in advance in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall deliver to Landlord, and to Landlord’s lenders if required by such lenders, copies of the insurance policies required to be carried by Tenant, certified by the insurer, or certificates evidencing such insurance policies, issued by the insurer, together with evidence of payment of the required premiums, prior to the required date for commencement of such coverage. At least thirty (30) days prior to expiration of any such policy, Tenant shall deliver to Landlord, and Landlord’s lenders if required by such lenders, a certificate evidencing renewal, or a certified copy of a new policy or certificate evidencing the same, together with evidence of payment of the required premiums. If Tenant fails to provide to Landlord any such policy or certificate by the required date for commencement of coverage, or within fifteen (15) days prior to expiration of any policy, or to pay the premiums therefor when required, Landlord shall have the right, but not the obligation, to procure said insurance and pay the premiums therefor. Any premiums so paid by Landlord shall be repaid by Tenant to Landlord with the next due installment of rent, and failure to repay the same shall have the same consequences as failure to pay any installment of Rent.

21.7 Landlord may provide the property insurance required under this Article 21 pursuant to a so-called blanket policy or policies of property insurance maintained by Landlord.

21.8 Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, members, managers, partners, employees, agents, and representatives of the other, on account of loss or damage to such waiving party or such waiving party’s property or the property of others under its control, to the extent that such loss or damage is caused by or results from risks insured against under any insurance policy which insures such waiving party’s property at the time of such loss or damage, which waiver shall continue in effect as long as the parties’ respective insurers so permit. Any termination of such waiver shall be by written notice as hereinafter set forth. Prior to obtaining policies of

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insurance required or permitted under this Lease, Landlord and Tenant shall give notice to the insurers that the foregoing mutual waiver is contained in this Lease, and each party shall use its best efforts to cause such insurer to approve such waiver in writing and to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party. If such written approval of such waiver of subrogation cannot be obtained from any insurer or is obtainable only upon payment of an additional premium which the party seeking to obtain the policy reasonably determines to be commercially unreasonable, the party seeking to obtain such policy shall notify the other thereof, and the latter shall have twenty (20) days thereafter to either: (i) identify other insurance companies reasonably satisfactory to the other party that will provide the written approval and waiver of subrogation; or (ii) agree to pay such additional premium. If neither (i) nor (ii) are done, the mutual waiver set forth above shall not be operative, and the party seeking to obtain the policy shall be relieved of the obligation to obtain the insurer’s written approval and waiver of subrogation with respect to such policy during such time as such policy is not obtainable or is obtainable only upon payment of a commercially unreasonable additional premium as described above. If such policies shall at any subsequent time be obtainable or obtainable upon payment of a commercially reasonable additional premium, neither party shall be subsequently liable for failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section 21.8, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other’s insurer.

22. Damage or Destruction.

22.1 In the event of damage to or destruction of all or any portion of the Project or the Premises or the improvements and fixtures thereon (collectively, “improvements”) arising from a risk covered by the insurance described in Section 21.2, Landlord shall within a reasonable time commence and proceed diligently to repair, reconstruct and restore (collectively, “restore”) the improvements to substantially the same condition as they were in immediately prior to the casualty. Tenant shall be responsible for its Pro Rata Share of insurance deductibles and for all costs of restoration in excess of insurance proceeds as Operating Expenses pursuant to the provisions of Article 7, provided, however, that any such costs which would be deemed of a “capital” nature under generally accepted accounting principles shall be amortized over the useful life of the repair or replacement as determined under Internal Revenue Service guidelines, and Tenant shall pay only that portion of the costs which are amortized over the balance of the term, payable at the time the costs are incurred to the extent Tenant’s share of the costs are less than $1.75 per square foot of Rentable Area of the Premises, with the balance payable on a monthly basis during the balance of the term. In no event shall Tenant be liable for costs of restoration to the extent the inadequacy of insurance proceeds is due to Landlord’s failure to carry the insurance required to be carried by Landlord pursuant to the terms of this Lease.

22.2 In the event of any damage to or destruction of all or any portion of the improvements arising from a risk which is not covered by the insurance required to be carried by Landlord pursuant to Section 21.2, Landlord may elect at its cost to restore the improvements, in which event Landlord shall, within a reasonable time, commence and proceed diligently to restore the improvements to substantially the same condition as they were in immediately prior

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to the casualty. In the event Landlord elects not to restore the improvements, this Lease shall terminate as of the date of the damage or destruction unless Tenant elects to pay the full cost of restoration.

22.3 In the event the improvements are restored pursuant to Section 22.1 or Section 22.2, this Lease shall continue in full force and effect, notwithstanding such damage or destruction; provided, however, that if the damage or destruction (i) occurs during the last year of the term and the expense of restoration exceeds $500,000, or (ii) occurs at any other time and the expense of restoration (after application of insurance proceeds) exceeds $1,000,000, Landlord may at its election terminate the Lease unless Tenant elects to pay the full cost of restoration.

22.4 In satisfying its obligations under this Article 22, Landlord shall be not be required to fulfill its restoration responsibilities with improvements identical to those which were damaged or destroyed; rather, with the consent of Tenant, which consent will not be unreasonably withheld or delayed, Landlord may restore the damage or destruction with improvements reasonably equivalent or of reasonably equivalent value to those damaged or destroyed.

22.5 In the event of damage, destruction and/or restoration as herein provided, Tenant shall not be entitled to any compensation or damages occasioned by any such damage, destruction or restoration, but Tenant shall be entitled to an equitable abatement of rent in proportion to the extent the Premises are not usable by Tenant. Notwithstanding the foregoing, in the event restoration cannot reasonably be completed within six (6) months following the damage or destruction as estimated by Landlord’s architect, Landlord will give notice thereof to Tenant within fifteen (15) days following such damage or destruction, and Tenant at its election may by written notice to Landlord terminate this Lease. In the event of such termination, Tenant shall have no responsibility for contributing to the expense of restoration.

22.6 Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the restoration of the improvements after the occurrence of such damage or destruction by reason of acts of God, war, terrorism, government restrictions, inability to procure the necessary labor or materials, strikes, or other causes beyond the control of Landlord (but excluding economic conditions or financial inability to perform), the time for Landlord to commence or complete restoration shall be extended for the time reasonably required as a result of such event.

22.7 If an insured casualty occurs, Landlord shall make the loss adjustment with the insurance company for the insurance carried by Landlord.

22.8 Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) or any similar statute now existing or hereafter adopted governing destruction of the Premises, so that the parties’ rights and obligations in the event of damage or destruction shall be governed by the provisions of this Lease.

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23. Eminent Domain.

23.1 In the event the whole of the Project shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

23.2 In the event of a partial taking of the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then Landlord may elect to terminate this Lease if such taking is of a material nature such as to make it uneconomical to continue use of the unappropriated portions for the purposes for which they were intended, and Tenant may elect to terminate this Lease if such taking is of material detriment to, and substantially interferes with, Tenant’s use and occupancy of the Premises. In no event shall this Lease be terminated when such a partial taking does not have a material adverse effect upon Landlord or Tenant or both. Termination by either party pursuant to this section shall be effective as of the date possession is required to be surrendered to said authority.

23.3 If upon any taking of the nature described in this Article 23 this Lease continues in effect, then Landlord shall promptly proceed to restore the remaining portion of the Project, including all improvements and fixtures located in the Premises, to substantially their same condition prior to such partial taking; provided, however, Landlord’s obligation hereunder shall be limited to the amount of the condemnation proceeds. Basic Annual Rent shall be abated proportionately on the basis of the square feet of the Rentable Area of the Project or Premises taken.

24. Defaults and Remedies.

24.1 Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within ten (10) days of the date such payment is due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid within thirty (30) days of the date such payment is due shall bear interest from thirty (30) days after the date due until paid at the rate of ten percent (10%) per annum.

24.2 No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other

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remedy provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

24.3 If Tenant fails to pay any sum of money (other than Basic Annual Rent) required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act; provided, that such failure by Tenant continued for ten (10) days after written notice from Landlord demanding performance by Tenant was delivered to Tenant, or resulted or could have resulted in a violation of law or the cancellation of an insurance policy maintained by Landlord. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to ten percent (10%) per annum shall be payable to Landlord on demand as Additional Rent.

24.4 The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

(a) The failure by Tenant to make any payment of Rent, as and when due, where such failure shall continue for a period of five (5) days, without the necessity of notice thereof from Landlord to Tenant;

(b) The failure by Tenant to observe or perform any obligation other than described in Section 24.4(a) to be performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required to cure the default, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute the same to completion. Such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161;

(c) Tenant makes an assignment for the benefit of creditors;

(d) A receiver, trustee or custodian is appointed to, or does, take title, possession or control of all, or substantially all, of Tenant’s assets;

(d) An order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

(e) Any involuntary petition is filed against the Tenant under any chapter of the Bankruptcy Code and is not dismissed within ninety (90) days; or

(f) Tenant’s interest in this Lease is attached, executed upon, or otherwise judicially seized and such action is not released within ninety (90) days of the action.

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Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice, and in no event shall a forfeiture or termination occur without such written notice.

24.5 In the event of a default by Tenant, and at any time thereafter, and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including:

(a) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

(b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

(c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

(d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of restoring the Premises to the condition required under the terms of this Lease; plus

(e) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in Subsections (a), (b) and (c), the “time of award” shall mean the date upon which the judgment in any action brought by Landlord against Tenant by reason of such default is entered or such earlier date as the court may determined. As used in Subsections (a) and (b), the “worth at the time of award” shall be computed by allowing interest at the rate specified in Section 24.1. As used in Subsection (c) above, the “worth at the time of award” shall be computed by taking the present value of such amount using the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percentage point.

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24.6 In the event of a default by Tenant, and if Landlord does not elect to terminate this Lease as provided in Section 24.5 or otherwise terminate Tenant’s right to possession of the Premises, Landlord shall have the remedy described in Section 1951.4 of the Civil Code. Landlord may continue this Lease in effect for so long as Landlord does not terminate Tenant’s right to possession of the Premises, and may enforce all of its rights and remedies under the Lease, including the right from time to time to recover Rent as it becomes due under the Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

24.7 Notwithstanding anything herein to the contrary, Landlord’s reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Premises, or any portion thereof, or the appointment of a receiver upon Landlord’s initiative to protect Landlord’s interest under this Lease, shall not terminate Tenant’s right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies hereunder, including, without limitation, the right to recover from Tenant as they become due hereunder all Rent and other charges required to be paid by Tenant under the terms of this Lease.

24.8 All rights, options, and remedies of Landlord contained in this Lease shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or by any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.

24.9 Termination of this Lease or Tenant’s right to possession by Landlord shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of (i) the date of Lease termination or (ii) the date possession of Premises is surrendered.

24.10 Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

24.11 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary and/or mortgagee a reasonable opportunity to cure the default, but in no event less than thirty (30) days after the notice is given or thirty (30) days beyond any applicable cure period given to Landlord in this Article 24, whichever is later.

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25. Assignment or Subletting.

25.1 Except as hereinafter provided, Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit or suffer the Premises or any part thereof to be used or occupied as work space, storage space, concession or otherwise by anyone other than Tenant or Tenant’s employees, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

25.2 If Tenant desires to assign this Lease to an entity into which Tenant is merged, with which Tenant is consolidated, or which acquires all or substantially all of the assets of Tenant, provided that the successor entity’s net worth and liquid assets are equal or greater than Tenant’s immediately prior to the assignment, and further provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease arising after the effective date of the transfer, then Landlord upon receipt of proof of foregoing, will consent to the assignment; provided however, Landlord’s consent shall not be required if such transfers occur in a public stock exchange.

25.3 In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises or any part thereof to a transferee other than one set forth in Section 25.2, then at least ten (10) days, but not more than forty-five (45) days, prior to the date when Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references and financial statements) concerning the reputation and financial ability of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require.

25.4 Landlord in making its determination as to whether consent should be given to a proposed assignment or sublease, may give consideration to (i) the financial strength of such successor (but may not withhold consent on this ground if the successor’s net worth and liquid assets are equal to or greater than Tenant’s immediately prior to the assignment), notwithstanding the assignor remaining liable for Tenant’s performance, (ii) any use which such successor proposes to make of the Premises, and (iii) whether the proposed assignee or sublessee represents a potential risk of compromise of trade secrets of another tenant of the Project. If Landlord fails to deliver written notice of its determination to Tenant within fifteen (15) days following receipt of the Assignment Notice and the information required under Section 25.4, Landlord shall be deemed to have approved the request. As a condition to any assignment Or sublease to which Landlord has given consent, any such assignee or sublessee must execute, acknowledge and deliver to Landlord an agreement whereby the assignee or sublessee agrees to be bound by all of the covenants and agreements in this Lease.

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25.5 Any sale, assignment, hypothecation or transfer of this Lease or subletting of Premises that is not in compliance with the provisions of this Article 25 shall be void.

25.6 The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from full and primary liability.

25.7 If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any subletting of all or a part of the Premises, and Landlord as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent. Furthermore, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, any security deposit received from the subtenant, which Landlord shall hold pursuant to the terms of the sublease. The security deposit shall be transferable by Landlord to a successor Landlord and to Landlord’s mortgage lender which is the beneficiary of a deed of trust encumbering the Premises, provided such lender agrees to hold the security deposit pursuant to the terms of the sublease and this Lease.

25.8 Notwithstanding any subletting or assignment Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due, or to become due hereunder, and for the full performance of all other terms, conditions, and covenants to be kept and performed by Tenant. The acceptance of rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant, or condition hereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting or assignment of the Premises. Landlord shall not withhold consent to an assignment back to the original Tenant hereunder from a subsequent assignee.

25.9 Any sublease of the Premises shall be subject and subordinate to the provisions of this Lease, shall not extend beyond the term of this Lease, and shall provide that the sublessee shall attorn to Landlord, at Landlord’s sole option, in the event of the termination of this Lease. Landlord and any lender shall upon Tenant’s request provide any sublessee of the entirety of the Premises with a recognition and nondisturbance agreement in the form described in Article 35 on the condition that the sublessee agrees to attorn to Landlord on exactly the same terms and conditions as this Lease. Any assignment of the Lease or sublease of the Premises shall provide that the assignee or sublessee shall provide financial statements to Landlord as reasonably required by present and prospective lenders and purchasers of the Project.

25.10 In the event Tenant assigns, hypothecates or otherwise transfers this Lease or sublets the Premises, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the rent and other consideration received from the transferee during the term of this Lease in excess of Rent payable to Landlord under this Lease, after Tenant has recouped any reasonable commissions and legal expenses occasioned by such transfer and payable to third parties.

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25.11 Notwithstanding any of the foregoing provisions to the contrary, in the event Tenant desires to assign this Sublease or sublet the entire Premises to a transferee other than to a transferee describe in Section 25.2, Landlord may elect to terminate this Lease by written notice given by Landlord to Tenant within fifteen (15) days following receipt of the Assignment Notice and the information required under Section 25.3.

26. Attorneys’ Fees.

26.1 If either party commences an action or proceeding against the other party arising out of or in connection with this Lease, including any arbitration proceeding, the prevailing party shall be entitled to have and recover from the other party reasonable attorneys’ fees, expert witness fees and costs of suit.

27. Bankruptcy.

27.1 In the event a debtor, trustee, or debtor-in-possession under the Bankruptcy Code, or other person with similar rights, duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate assurance to Landlord that (i) a default will be cured, (ii) Landlord will be compensated for its damages arising from any breach of this Lease, or (iii) future performance under this Lease will occur, then adequate assurance shall include any or all of the following, as determined by the Bankruptcy Court: (a) those acts specified in the Bankruptcy Code or other law as included within the meaning of adequate assurance; (b) a cash payment to compensate Landlord for any monetary defaults or damages arising from a breach of this Lease; (c) the credit worthiness and desirability, as a tenant, of the person assuming this Lease or receiving an assignment of this Lease, at least equal to Landlord’s customary and usual credit worthiness requirements and desirability standards in effect at the time of the assumption or assignment, as determined by the Bankruptcy Court; and (d) the assumption or assignment of all of Tenant’s interest and obligations under this Lease.

28. Definition of Landlord.

28.1 The term “Landlord” as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only Landlord or the successor-in-interest of Landlord under this Lease at the time in question. In the event of any transfer, assignment or conveyance of Landlord’s title or leasehold, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor and any prior grantors) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises or this Lease without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the terms or conditions of this Lease.

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29. Estoppel Certificate.

29.1 Each party shall, within fifteen (15) days of written notice from the other party, execute, acknowledge and deliver to the other party a statement in writing on a form reasonably requested by a proposed lender, purchaser, assignee or subtenant (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to each party’s knowledge, any uncured defaults on the part of Landlord or Tenant hereunder (or specifying such defaults if any are claimed) and (iii) setting forth such further information with respect to this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective lender, purchaser, assignee or subtenant of all or any portion of the Premises.

30. Removal of Property.

30.1 Except as provided in Section 10.5 and in this Article 30, all fixtures and personal property owned by Tenant (“Tenant’s Removable Property”) shall be and remain the property of Tenant, and may be removed by Tenant at any time. Landlord waives any and all rights, title and interest Landlord now has, or hereafter may have, whether statutory or otherwise, in Tenant’s Removable Property. At the expiration or earlier termination of this Lease, Tenant shall remove all Tenant’s Removable Property in accordance with this Lease, unless Landlord shall have otherwise agreed in writing.

30.2 The Project, Building and Tenant Improvements, and all fixtures and personal property owned by Landlord, shall be and remain the property of Landlord, and shall, upon the expiration or earlier termination of this Lease, remain upon and be surrendered with the Premises as a part thereof

30.3 Notwithstanding Section 30.1, Tenant may not remove any property if such removal would cause material damage to the Premises, unless such damage can be and is repaired by Tenant. Furthermore, Tenant shall repair any damage to the Premises caused by Tenant’s removal of any such property, and shall, prior to the expiration or earlier termination of this Lease, restore and return the Premises to the condition they were in when first occupied by Tenant, reasonable wear and tear excepted. At a minimum, even if they are determined to be fixtures or personal property owned by Tenant, and notwithstanding the provisions of Section 30.1, Tenant shall leave in place and repair any damage to the interior floors, walls, doors and ceilings of the Premises, all cabling and wiring in the Premises, and the heating, ventilation, air conditioning, plumbing, and electrical systems in the Premises; all such property shall become the property of Landlord upon the expiration or earlier termination of this Lease, and shall remain upon and be surrendered with the Premises as a part thereof. The provisions of Article 17 shall apply to any restoration work under this Article as if the restoration was an alteration, addition or improvement thereunder. Should Tenant require any period beyond the expiration or earlier termination of the Lease to complete such restoration, Tenant shall be a tenant at sufferance subject to the provisions of Section 12.2 hereof, unless tenant obtains Landlord’s consent pursuant to Section 12.1 prior to the termination or earlier termination of the Lease.

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30.4 If Tenant shall fail to remove any fixtures or personal property which it is entitled to remove under this Article 30 from the Premises prior to termination of this Lease, then Landlord may dispose of the property under the provisions of Section 1980 et seq. of the California Civil Code, as such provisions may be modified from time to time, or under any other applicable provisions of California law.

31. Limitation of Landlord’s Liability.

31.1 If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from the Project receivable by Landlord or out of the, consideration received by Landlord from the sale or other disposition of all or any part of Landlord’s right, title, and interest in the Building and Project of which the Premises are a part.

31.2 Neither Landlord nor Landlord’s Agents shall be personally liable for any deficiency except to the extent liability is based upon willful and intentional misconduct. If Landlord is a partnership or joint venture, the partners of such partnership shall not be personally liable and no partner of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any partner of Landlord, except as may be necessary to secure jurisdiction of the partnership or joint venture or to the extent liability is caused by willful and intentional misconduct. If Landlord is a corporation, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any shareholder, director, officer, employee, or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. If Landlord is a limited liability company, the members, managers, officers, employees, and/or agents of such limited liability company shall not be personally liable and no member, manager, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any member, manager, officer, employee, or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. No partner, shareholder, director, member, manager, employee, or agent of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, shareholder, director, member, manager, employee, or agent of Landlord.

31.3 Each of the covenants and agreements of this Article 31 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or by common law.

32. Control by Landlord.

32.1 Landlord reserves full control over the Project to the extent not inconsistent with Tenant’s quiet enjoyment and use of Premises. This reservation includes the

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right to establish ownership of the Building separate from fee title to the real property underlying the Building, to divide the Project into more than one lot, and to construct other buildings or improvements on the real property, provided Tenant’s quiet enjoyment of the Premises is not affected. Tenant shall, should Landlord so request, promptly join with Landlord in execution of such documents as may be appropriate to assist Landlord to implement any such action provided Tenant need not execute any document which is of a nature wherein liability is created in Tenant or if by reason of the terms of such document Tenant will be deprived of the quiet enjoyment and use of the Premises as granted by this Lease.

32.2 Landlord reserves the right to enter the Premises, and to cause its contractors to enter the Premises, upon reasonable prior notice to Tenant, to maintain, repair or replace mechanical (HVAC), electrical, plumbing, sprinkler and other systems and equipment, and to install improvements, within the Premises or within adjoining premises (including access through the Premises to areas of the Building above and below the Premises). Tenant acknowledges that because of the design and configuration of the Building, and the nature of the Building as a multi-tenant biotech facility, that temporary access through the Premises to other areas of the Building will be reasonably necessary from time to time, and that such access may interfere with Tenant’s quiet enjoyment of the Premises; provided, however, that such interference shall not materially interfere with Tenant’s use and occupancy of the Premises. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements to adjoining premises unless such injury or interference is unreasonable and is the result of Landlord’s grossly negligent or willful act or omission.

33. Quiet Enjoyment.

33.1 So long as Tenant is not in default, Landlord covenants that Landlord or anyone acting through or under Landlord will not disturb Tenant’s occupancy of the Premises except as permitted by the provisions of this Lease and that Landlord shall use reasonable efforts to enforce the lease obligations of tenants of the balance of the Building and Project to the extent they might otherwise disturb Tenant’s occupancy.

34. Quitclaim Deed.

34.1 Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, immediately on Landlord’s request, a quitclaim deed to the Premises and Project or other document in recordable form suitable to evidence of record termination of this Lease.

35. Subordination and Attornment.

35.1 This lease shall be subject to and subordinate to the lien of any mortgage or deed of trust now or hereafter in force against the Project and Building of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. However, if any such mortgagee or beneficiary so elects at any

35

time prior to or following a default by Tenant, this Lease shall be deemed prior in lien to any such mortgage or deed of trust regardless of date and Tenant will execute a statement in writing to such effect at Landlord’s request in a form reasonably satisfactory to Tenant

35.2 Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or deed of trust as may be required by Landlord, provided that the lienholder, beneficiary, or mortgagee concurrently therewith executes and delivers to Tenant a non-disturbance agreement in recordable form.

35.3 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease in accordance with the terms of the non-disturbance Agreement.

36. Surrender.

36.1 No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder unless accepted by Landlord.

36.2 The voluntary or other surrender of this Lease by Tenant shall not work a merger, unless Landlord consents, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

37. Waiver and Modification.

37.1 No provision of this Lease may be modified, amended or added to except by an agreement in writing executed by Landlord and Tenant. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

38. Waiver of Jury Trial.

38.1 The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises, and/or any claim of injury or damage.

39. Hazardous Material.

39.1 During the term, Tenant, at its sole cost, shall comply with all federal, state and local laws, statutes, ordinances, codes, regulations and orders relating to the receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge,

36

release and disposal of Hazardous Material (as defined below) in or about the Premises. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors, invitees or subtenants, in a manner or for a purpose prohibited by any federal, state or local agency or authority. The accumulation of Hazardous Material shall be in approved containers and removed from the Premises by duly licensed carriers.

39.2 Tenant shall immediately provide Landlord with telephonic notice, which shall promptly be confirmed by written notice, of any and all spillage, discharge, release and disposal of Hazardous Material onto or within the Premises, including the soils and subsurface waters thereof, which by law must be reported to any federal, state or local agency, and any injuries or damages resulting directly or indirectly therefrom. Further, Tenant shall deliver to Landlord each and every notice or order, when said order or notice identifies a violation which may have the potential to adversely impact the Premises, received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof promptly upon receipt of each such notice or order by Tenant. Landlord shall have the right, upon reasonable notice, to inspect and copy each and every notice or order received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof.

39.3 Tenant shall be responsible for and shall indemnify, protect, defend and hold harmless Landlord and Landlord’s Agents from any and all liability, damages, injuries, causes of action, claims, judgments, costs, penalties, fines, losses, and expenses which arise during or after the term of this Lease and which result from Tenant’s (or from Tenant’s Agents, assignees, subtenants, employees, agents, contractors, licensees, or invitees) receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, including without limitation (i) diminution in value of the Premises or any portion of the Project, (ii) damages for the loss or restriction on use of any portion or amenity of the Premises or Project, (iii) damages arising from any adverse impact on marketing of space in the Premises or the Project, (iv) damages and the costs of remedial work to other property in the vicinity of the Project owned by Landlord or an affiliate of Landlord, and (v) reasonable consultant fees, expert fees, and attorneys’ fees. Landlord shall be responsible for and shall indemnify, protect, defend and hold harmless Tenant on the same basis as above for any claims which result from Landlord’s or from Landlord’s Agents receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises or any Hazardous Material at the Project existing prior to the Term Commencement Date.

39.4 The indemnification of Landlord and Landlord’s Agents by Tenant pursuant to the preceding Section 39.3 includes, without limiting the generality of Section 39.3, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil, subsoil, ground water, or elsewhere on, under or about the Premises, or on, under or about any other property in the vicinity of the Project owned by Landlord or an affiliate of Landlord, to the extent caused by Tenant. Without limiting the foregoing, if the presence of any Hazardous Material on the

37

Premises caused or permitted by Tenant results in any contamination of the Premises, or underlying soil or groundwater, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to that condition required by applicable law as applied by any government entity with proper jurisdiction with regard thereto, provided that Landlord’s approval of such action shall first be obtained, which approval shall not be unreasonably withheld, except that Tenant shall not be required to obtain Landlord’s prior approval of any action of an emergency nature reasonably required or any action mandated by a governmental authority, but Tenant shall give Landlord prompt notice thereof.

39.5 Landlord acknowledges that it is not the intent of this Article 39 to prohibit Tenant from operating its business as described in Article 10 or to unreasonably interfere with the operation of Tenant’s business. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Material is strictly and properly monitored according to all applicable governmental requirements. Any approval or consent required by this Section 39.5 shall not be unreasonably withheld, conditioned or delayed.

39.6 As a material inducement to Landlord to allow Tenant to use Hazardous Material in connection with its business, Tenant agrees to provide to Landlord a list identifying each type of Hazardous Material to be present in or about the Premises and setting forth all governmental approvals or permits required in connection with the presence of Hazardous Material in or about the Premises (“Hazardous Material Inventory”). Tenant shall deliver a Hazardous Material Inventory to Landlord no later than twenty (20) days (i) prior to the occupancy of any portion of the Premises or the placement of equipment anywhere on the. Project, (ii) prior to any increase in the types or amounts of Hazardous Material, (iii) after a request of Landlord reasonably required for purposes of monitoring the Project, and (iv) prior to the initiation by Tenant of any changes in the Premises or elsewhere on the Project which involve any increase in the types or amounts of Hazardous Material, and shall deliver a Hazardous Material Inventory to Landlord in any event annually no later than December 31 of each year. For each type of Hazardous Material listed, the Hazardous Material Inventory shall include the (i) chemical name; (ii) material state (solid, liquid, gas, cryogen); (iii) concentration; (iv) storage amount and storage condition (cabinets or no cabinets); (v) use amount and use condition (open use or closed use); (vi) location (room number/identification); and (vii) chemical abstract service (CAS) number, if known. In the event that Tenant’s Hazardous Material Inventory indicates non-compliance with this Lease or applicable building and fire code requirements, Tenant shall at its expense diligently take steps to bring its storage and use of Hazardous Material into compliance.

39.7 Tenant further agrees to make available to Landlord, upon Landlord’s reasonable request, true and correct copies of the following documents (“Hazardous Material Documents”): governmental approvals or permits required in connection with the presence of Hazardous Material on the Premises; a copy of the Hazardous Material business plan prepared pursuant to Health and Safety Code Section 25500 et seq.; documents relating to the handling, storage, disposal and emission of Hazardous Material, including: permits; approvals; reports and correspondence; notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Premises (provided said installation of tanks shall be permitted only after Landlord has given Tenant its written consent to do so, which consent may

38

not be unreasonably withheld); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or about the Premises for the closure of any such tanks. Tenant shall not be required, however, to provide Landlord with that portion of any document which contains information of a proprietary nature and which, in and of itself, does not contain a reference to any Hazardous Material which is not otherwise identified to Landlord in such documentation, unless any such Hazardous Material Document names Landlord as an “owner” or “operator” of the facility in which Tenant is conducting its business. It is not the intent of this subsection to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors. Landlord shall treat all information furnished by Tenant to Landlord pursuant to this Article 39 as confidential and shall not disclose such information to any person or entity, except as provided in this Article 39, without Tenant’s prior written consent, which consent shall not be unreasonably withheld or delayed, except as required by law.

39.8 Notwithstanding other provisions of this Article 39, it shall be a default under this Lease, and Landlord shall have the right to terminate the Lease and/or pursue its other remedies under Article 24, in the event that (i) Tenant’s use of the Premises for the generation, storage, use, treatment or disposal of Hazardous Material is in a manner or for a purpose prohibited by applicable law unless Tenant is diligently pursuing compliance with such law, (ii) Tenant has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating the Premises if the contamination resulted from Tenant’s action or use of the Premises, unless Tenant is diligently pursuing compliance with such requirement, or (iii) Tenant is subject to an enforcement order issued by any governmental authority in connection with Tenant’s use, disposal or storage of a Hazardous Material on the Premises, unless Tenant is diligently seeking compliance with such enforcement order.

39.9 Notwithstanding the provisions of Article 25, if any anticipated use of the Premises by a proposed assignee or subtenant involves the generation or storage, use, treatment or disposal of Hazardous Material and (i) the proposed assignee or sublessee has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such party’s action or use of the property in question and has failed to take such action, or (ii) the proposed assignee or sublessee is subject to a final, unappealable enforcement order issued by any governmental authority in connection with such party’s use, disposal or storage of Hazardous Material of a type such proposed assignee or sublessee intends to use in the Premises and shall have failed to comply with such order, it shall not be unreasonable for Landlord to withhold its consent to an assignment or subletting to such proposed assignee or sublessee.

39.10 Landlord represents that, to the best of its knowledge, as of the date of this Lease, there is no Hazardous Material on the Premises. Landlord shall provide Tenant with a current Phase I Environmental Site Assessment, and any current Phase II Environmental Site Assessment recommended therein, at the time of the completion of the current renovation of the Project to a biotech facility. Should the environmental site assessment(s) disclose the presence of Hazardous Material beyond legally permissible levels, Landlord shall correct the deficiencies to Tenant’s reasonable satisfaction and shall cause updates to the environmental site

39

assessment(s) to be issued reflecting the remedy. The environmental site assessment(s) and all updates thereto are hereinafter referred to as the “Base Line Report,” and shall be deemed conclusive as to the condition of the Premises, unless, within ninety (90) days of receipt, Tenant causes an inspection of its own to be conducted, which inspection discloses the presence of Hazardous Material materially different from that disclosed in the Base Line Report.

39.11 At any time prior to the expiration or earlier termination of the term of the Lease, Landlord shall have the right to enter upon the Premises, upon reasonable prior notice to Tenant, at all reasonable times and at reasonable intervals in order to conduct appropriate tests regarding the presence, use and storage of Hazardous Material, and to inspect Tenant’s records with regard thereto. Tenant will pay the reasonable costs of any such test which demonstrates that contamination in excess of permissible levels has occurred and such contamination was caused by Tenant’s use of the Premises during the term of the Lease. Tenant shall correct any deficiencies identified in any such tests in accordance with its obligations under this Article 39 to the extent the result of Tenant’s use of the Premises during the term of this Lease.

39.12 Tenant shall at its own expense cause an environmental site assessment of the Premises to be conducted and a report thereof delivered to Landlord upon the expiration or earlier termination of the Lease, such report to be as complete and broad in scope as is necessary to identify any impact on the Premises Tenant’s operations might have had (hereinafter referred to as the “Exit Report”). Tenant shall correct any deficiencies identified in the Exit Report in accordance with its obligations under this Article 39 prior to the expiration or earlier termination of this Lease. This Article 39 is the exclusive provision in this Lease regarding clean-up, repairs or maintenance arising from receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, and the provisions of Articles 7, 10, 18, and 20 shall not apply thereto.

39.13 Tenant’s obligations under this Article 39 shall survive the termination of the Lease.

39.14 As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term “Hazardous Material” includes, without limitation, any material or substance which is (i) defined as a “hazardous waste,” “extremely hazardous waste” or “restricted hazardous waste” under Sections 25515, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a “hazardous substance” under Section 25316 of the California Health and Safety Code, Division 2, Chapter 6.8 (Carpenter-Presly-Tanner Hazardous Substance Account Act), (iii) defined as a “hazardous material, “hazardous substance” or “hazardous waste” under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 and defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42

40

U.S.C. Section 6901, et. seq. (42 U.S.C. Section 6903), or (x) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C. Section 9601).

40. Miscellaneous.

40.1 Terms and Headings. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

40.2 Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

40.3 Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

40.4 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

40.5 Consents. Whenever consent or approval of either party is required, that party shall not unreasonably withhold or delay such consent or approval, except as may be expressly set forth to the contrary.

40.6 Entire Agreement. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement.

40.7 Severability. Any provision of this Lease which shall prove to be invalid, void, or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect; provided, however, if the provisions of this Lease relating to Tenant’s stated use of the Premises shall be determined by any government agency having jurisdiction to be invalid or unenforceable, this Lease, effective as of the date of such determination, shall be deemed to be void and of no further force and effect.

40.8 Recording. Either Landlord or Tenant may record a short form memorandum hereof, subject to the requirement to execute and deliver a quitclaim deed pursuant to the provisions of Section 34.1 hereof.

40.9 Impartial Construction. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

40.10 Inurement. Each of the covenants, conditions, and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto

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and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees, or any person who may come into possession of said Premises or any part thereof in any manner whatsoever. Nothing in this Section 40.10 contained shall in any way alter the provisions against assignment or subletting in this Lease provided.

40.11 Force Majeure. If either party cannot perform any of its obligations (other than Tenant’s obligation to pay Rent), or is delayed in such performance (other than Tenant’s obligation to pay Rent), due to events beyond such party’s control, the time provided for performing such obligations shall be extended by a period of time equal to the delay attributable to such events. Events beyond a party’s control include, but are not limited to, acts of terrorism, acts of God (including earthquake), war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortage of labor or material, government regulation or restriction and weather conditions, but do not include financial inability to perform.

40.12 Notices. Any notice, consent, demand, bill, statement, or other communication required or permitted to be given hereunder must be in writing and may be given by personal delivery, by facsimile transmission, or by mail, certified and return receipt requested, and if given by personal delivery or facsimile transmission shall be deemed given on the date of delivery or transmission, and if given by mail shall be deemed sufficiently given three (3) days after time when deposited in United States Mail if sent by registered or certified mail, addressed to Tenant at the Premises, or to Tenant or Landlord at the addresses shown in Section 2.1.10 hereof. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

40.13 Authority to Execute Lease. Landlord and Tenant each acknowledge that it has all necessary right, title and authority to enter Unto and perform its obligations under this Lease, that this Lease is a binding obligation of such party and has been authorized by all requisite action under the party’s governing instruments, that the individuals executing this Lease on behalf of such party are duly authorized and designated to do so, and that no other signatories are required to bind such party.

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IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:

Dated: August 20, 2002

SAN DIEGO SCIENCE CENTER LLC
A California limited liability company

By:	SD Science Center, Inc. A California corporation Its Manager

By:	/s/ W. Neil Fox, III
W. Neil Fox, III
Chief Executive Officer

TENANT:

Dated: August 20, 2002

GENELUX CORPORATION
A Delaware corporation

By:	/s/ A. Douglas Will
Name: A. Douglas Will
Title: President/CEO

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 1 OF HANSEN’S TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 4515, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 20, 1960.

PARCEL B:

LOT 1 OF HARRISON TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 4786, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 2, 1961.

TOGETHER WITH THAT PORTION OF THE NORTHWESTERLY HALF OF BUNKER HILL STREET ADJOINING A PORTON OF SAID LOT 1 ON THE SOUTHEAST AS VACATED AND CLOSED TO PUBLIC USE BY RESOLUTION NO. 215408, RECORDED. IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY MARCH 2, 1976 AS FILE NO. 76-061804 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF VACATED BUNKER HILL STREET LYING WITHIN THE FOLLOWING DESCRIBED PARCEL:

THAT PORTION OF LOT 4 OF EUREKA LEMON TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 753, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 19, 1893, TOGETHER WITH A PORTION OF THE NORTHWESTERLY 15.00 FEET OF THAT 30.00 FOOT WIDE UNNAMED ROAD (NOW KNOWN AS BUNKER HILL STREET), LYING SOUTHEASTERLY OF AND ADJACENT TO SAID LOT 4 AS VACATED AND CLOSED ON FEBRUARY 25, 1976 BY RESOLUTION NO. 215408 OF THE COUNCIL OF THE CITY OF SAN DIEGO, RECORDED MARCH 2, 1976 AS FILE NO. 76-061804 OF OFFICIAL RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE MOST SOUTHERLY CORNER OF LOT 1 OF HARRISON TRACT, ACCORDING TO MAP THEREOF NO. 4786, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 2, 1961, BEING ALSO A POINT ON THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 10.00 FEET OF SAID LOT 4 OF MAP NO. 753; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID MAP NO. 4786, NORTH 63°14’32” EAST (RECORD -NORTH 62°40’35” EAST), 431.46 FEET TO

THE BEGINNING OF A TANGENT 125.00 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, BEING AN ANGLE POINT IN THE BOUNDARY OF LAND DESCRIBED IN DIRECTOR’S DEED TO PACIFIC BEACH MEDICAL ASSOCIATES, LTD., RECORDED FEBRUARY 8, 1972 AS FILE NO. 31151 OF OFFICIAL RECORDS AND BEING THE TRUE POINT OF BEGINNING; THENCE ALONG THE BOUNDARY OF SAID DIRECTOR’S DEED AS FOLLOWS: NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40°31’54” A DISTANCE OF 88.43 FEET; AND NON-TANGENT TO SAID CURVE, NORTH 04°17’58” EAST, 46.82 FEET TO THE MOST NORTHERLY CORNER OF SAID LAND BEING ALSO AN ANGLE POINT IN THE SOUTHWESTERLY BOUNDARY OF CALIFORNIA STATE HIGHWAY II-SD-5, AS CREATED BY SAID DIRECTOR’S DEED; THENCE ALONG SAID SOUTHWESTERLY BOUNDARY, SOUTH 39°36’43” EAST TO THE CENTER LINE OF THE ORIGINAL 30.00 FOOT WIDE UNNAMED LYING SOUTHEASTERLY OF AND ADJACENT TO SAID LOT 4 AS SHOWN ON SAID MAP NO. 753; THENCE ALONG SAID CENTER LINE, SOUTH 63°14’32” WEST TO A POINT ON THE ARC OF THAT 70.00 FOOT RADIUS CURVE, CONCAVE SOUTHWESTERLY IN THE NORTHEASTERLY LINE OF RELINQUISHMENT PARCEL 3 AS SHOWN ON STATE HIGHWAY MAP NO. 100, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 8, 1969 AS FILE NO. 81182 OF OFFICIAL RECORDS; THENCE ALONG SAID NORTHEASTERLY LINE, NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO A LINE WHICH BEARS AT RIGHT ANGLES, SOUTH 26°45’28” EAST FROM THE TRUE POINT OF BEGINNING, BEING ALSO A POINT ON THE SOUTHWESTERLY LINE OF THAT PORTION OF CALIFORNIA STATE HIGHWAY XI-SD-2 (NOW INTERSTATE 5), AS DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 18, 1953 AS DOCUMENT NO. 67093 IN BOOK 4857, PAGE 559 OF OFFICIAL RECORDS, AND BEING ALSO AN ANGLE POINT IN THE BOUNDARY OF SAID DIRECTOR’S DEED, A RADIAL LINE OF SAID CURVE BEARS NORTH 10°30’29” WEST TO SAID ANGLE POINT; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LAND DESCRIBED IN SAID DIRECTOR’S DEED, NORTH 26°45’28” WEST TO THE TRUE POINT OF BEGINNING.

EXHIBIT B

SITE PLAN OF THE PROJECT

ALTA SURVEY
3030 BUNKER HILL STREET
SAN DIEGO, CALIFORNIA
SAN DIEGO FREEWAY
MISSION BAY DRIVE
BUNKER HILL STREET
SCALE: 1"=40'
ALTA/ACSM LAND TITLE SURVEY
International
Land Services, Inc
C.A.
D.J.M.
10-1-01
1"=40'
Proposal Fee:
Project Address:
3030 BUNKER HILL STREET
Project Location:
SAN DIEGO, CA
Project Name:
TRIAD SAN DIEGO REGIONAL
Job Number:
01-09-038
Sheet 2 of 2
3030 BUNKER HILL STREET
MISSION MEMORIAL HOSPITAL
HOSPITAL BUILDING
N 62°41'13" E
N 62°40'35" E 337.84'
S 62°47'20" W
PAVEMENT
DIRT AREA

EXHIBIT C

OUTLINE OF THE PREMISES

EXHIBIT D

ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE

Pursuant to Section 3.3 of that certain Lease dated ____________________, 20___, by and between ___________________, a ________________________, Landlord, and____________________, a ______________________, Tenant, for the Premises described in the Lease in the Building at _________________________, we hereby acknowledge that the Term Commencement Date of the Lease, as defined therein, is ____________________, 20___, and the Term Expiration Date of the Lease, as defined therein, is ____________________, 20___.

IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment of Term Commencement Date as of____________________, 20___.

LANDLORD:

SAN DIEGO SCIENCE CENTER LLC
A California limited liability company

By:	SD Science Center, Inc. A California corporation Its Manager

By:
W. Neil Fox, III Chief Executive Officer

TENANT:

A

By:
Name:
Title:

EXHIBIT E

SCHEMATIC SHOWING TENANT IMPROVEMENTS

1,700 SF
RENTABLE
1,273 SF
RENTABLE

2,973 SF
RENTABLE
AREA 3

1'
10'
5'
15'

SDSC THIRD FLOOR

EXHIBIT F

ARCHITECTURAL DRAWINGS OF TENANT IMPROVEMENTS

A1.1    SITE PLAN

A3.3    EXITING PLAN - LEVEL 3

A4.3    DIMENSION FLOOR PLAN - LEVEL 3

A5.3    DOOR / WALL PLAN - LEVEL 3

A6.3    REFLECTED CEILING PLAN - LEVEL 3

A7.1    SCHEDULES - LEVELS 1, 2, 3

A8.1    WALL TYPES / DETAILS

A8.2    DETAILS

A9.1    RESTROOM PLANS / DETAILS / NOTES

SAN DIEGO SCIENCE CENTER – 3030 BUNKER HILL STREET

FIRST LEVEL

First Level – Lobbies

Floor finish: 12” x 12” Slate tile w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Ceiling: Open Ceiling painted white.

First Level – Corridors/Janitor/Storage

Floor finish: 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white

First Level –Laboratories

Floor finish: 12”x12”. Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Casework Chemical resistant plastic laminate countertops w/ two level plastic laminate reagent shelving. Polypropylene sinks.

Ceiling: Open Ceiling painted white

First Level – Shared Conference/Offices/Exercise Room

Floor finish: Glue down carpet w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Casework: Plastic laminate countertops/cabinets. Stainless steel sinks.

Ceiling: Suspended Acoustical Tile (except Open Ceiling painted white at Exercise Room)

First Level – Restrooms/Locker Rooms

Floor finish: 12” x 12” Slate tile w/ 4” ceramic tile coved base

Wall finish Ceramic tile to 48” A.F.F. w/ painted gypsum board-smooth finish

Lavatory Countertop: Granite top/backsplash. Vitreous china lavatory.

Ceiling: Gypsum board painted white

First Level – LARC

Floor finish: Epoxy w/ 6” coved epoxy base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Gypsum board painted white

First Level – Shared Storage

Floor finish: Concrete sealed w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white.

Partitions: Chain link fence/gates

First Level – Shared Wash Room

Floor finish: Epoxy w/ 6” coved epoxy base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Gypsum board painted white.

SAN DIEGO SCIENCE CENTER-3030 BUNKER HILL STREET

SECOND LEVEL

Second Level – Lobby

Floor finish: 12” x 12” Slate tile w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Ceiling: Open Ceiling painted white.

Second Level – Corridors/Janitor/Storage

Floor finish : 12”x12” Vinyl Composite tiles (VG1) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white

Second Level – Laboratories

Floor finish : 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish

Casework: Chemical resistant plastic laminate countertops w/ two level plastic laminate reagent shelving. Polypropylene sinks.

Ceiling: Open Ceiling painted white

Second Level – Shared Conference/Offices/Shared Break Room

Floor finish: Glue down carpet w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth

Casework: Plastic laminate countertops/cabinets. Stainless steel sinks.

Ceiling: Suspended Acoustical Tile

Second Level – Restrooms

Floor finish: 12” x 12” Slate tile w/ 4” ceramic tile coved base

Wall finish: Ceramic tile to 48” A.F.F. w/painted gypsum board-smooth finish.

Lavatory Countertop: Granite top/backsplash. Vitreous china lavatory.

Ceiling: Gypsum board painted white

SAN DIEGO SCIENCE CENTER - 3030 BUNKER HILL STREET

THIRD LEVEL

Third Level – Lobby

Floor finish: 12” x 12” Slate tile w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Ceiling: Open Ceiling painted white.

Third Level – Corridors/Janitor/Storage

Floor finish : 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white

Third Level – Laboratories

Floor finish 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish

Casework Chemical resistant plastic laminate countertops w/ two level plastic laminate reagent shelving. Polypropylene sinks.

Ceiling: Open Ceiling painted white

Third Level – Shared Conference/Offices

Floor finish: Glue down carpet w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Casework: Plastic laminate countertops/cabinets. Stainless steel sinks.

Ceiling: Suspended Acoustical Tile

Third Level – Restrooms

Floor finish: 12” x 12” Slate tile w14” ceramic tile coved base

Wall finish: Ceramic tile to 48” A.F.F. w/ painted gypsum board-smooth finish.

Lavatory Countertop: Granite top/backsplash. Vitreous china lavatory.

Ceiling: Gypsum board painted white

EXHIBIT G

RULES AND REGULATIONS

NOTHING IN THESE RULES AND REGULATIONS SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1.

Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule.

2.

If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, and which is not included in plans approved by Landlord, Tenant shall remove said object.

3.

Tenant shall not obstruct any sidewalks or entrances to the Building, or any halls, passages, exits, entrances, or stairways within the Premises, which are required to be kept clear for health and safety reasons.

4.	No deliveries shall be made which impede or interfere with other tenants or the operation of the Project.

5.

Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Fixtures and equipment which cause noise or vibration that may be transmitted to the structure of the Building to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration or reduce such noise and vibration to acceptable levels.

6.	Tenant shall not use any method of heating or air-conditioning other than that shown in Tenant Improvement plans.

7.

Tenant shall not install any radio, television or other antenna„ cell or other communications equipment or other devices on the roof or exterior walls of the Premises except to the extent shown on approved Tenant Improvement plans. Tenant shall not interfere with radio, television or other communications from or in the Premises or elsewhere.

8.

Canvassing, peddling, soliciting and distribution of handbills or any other written material in the Project outside of the Premises are prohibited, and Tenant shall cooperate to prevent such activities.

9.

Tenant shall store all its trash, garbage and Hazardous Material within its Premises or in designated receptacles outside of the Premises. Tenant shall not place in any such receptacle any material which cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Material disposal.

10.

The Premises shall not be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises, except that use by Tenant of Underwriter’s Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employees use shall be permitted, or equipment shown on approved Tenant Improvement plans, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

11.	Without the written consent of the Landlord, Tenant shall not use the name of the Project, if any, in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

12.	Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

13.	Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

14.

Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

15.	These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

16.

Landlord reserves the right to make such other and reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project, and for the preservation of good order therein, subject to prior notice to Tenant and Tenant’s consent, which will not be unreasonably withheld, conditioned or delayed. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

17.	Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

EXHIBIT H

SERVICES TO BE PROVIDED BY LANDLORD

Landlord shall maintain, repair, and replace the following systems and equipment, and shall provide the following services and utilities, in accordance with the standards referenced below or, if no such standards are referenced, then consistent with the standards of comparable buildings in San Diego, California; provided, however, (i) Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto, (ii) the cost of all such maintenance, repairs, replacements, services and utilities are subject to reimbursement by Tenant as Operating Expenses to the extent set forth in Article 7 of the Lease, and (iii) such maintenance, repairs, replacements, services and utilities are subject to any other applicable provisions of the Lease:

1.

Heating, ventilation, and air conditioning systems, including chillers, boilers, air handlers, ventilation and exhaust fans, cooling towers, filtration, controls and control components required to provide climate control to all usable areas of the building, with cooled and heated air appropriate to the seasons in the San Diego metropolitan area. Heating, ventilation and air conditioning services shall be provided twenty-four (24) hours per day each day of the year.

2.

Plumbing to include hot and cold water supply pipes, valves, and regulators, sanitary and waste piping, sump pumps and associated holding reservoirs. Drain cleaning shall be limited to normal maintenance and will not include cleaning required by excessive use or abuse of plumbing by Tenant.

3.	Emergency eyewashes and showers.

4.	Electrical supply circuits to include main switches, transformers and panels in mechanical spaces, local circuit breaker panels and associated wiring, cables, switches, and receptacles.

5.	Emergency back-up power generators to include peripherals as described in 4 (above), batteries, relays and other items necessary to supply unit power when utility company fails to do so.

6.	Light bulbs, ballasts, wiring and fixtures.

7.	Elevators, with service to be provided twenty-four (24) hours per day each day of the year.

8.	Steam boilers. Steam lines, valves, regulators and reheating units supplying and located within the building.

9.	Fire alarm system. Main panel in first floor lobby area, wiring and local smoke, particle and heat detectors and pull stations.

10.	Fire hoses, valves, etc., affixed permanently to building and sprinkler system.

11.	Fire extinguishers including annual checks and recharging as necessary.

12.	Doors, knobs and hinges.

13.	Floor tiles, carpeting and kick plates.

14.	Repair of windows and annual exterior window cleaning.

15.	Fume hoods, ducts, stacks, motors and fans.

16.	Vacuum pumps, lines and valves located within the building.

17.	Positive pressure air supply lines, compressors bleed valves, regulators, and air supply condensing units.

18.	Rest rooms. Toilets, urinals, showers and stalls, including rest room facilities and necessary lavatory supplies, and including hot and cold running water.

19.	Sinks.

20.	Gas lines, valves and regulators.

21.	Basic security services, including periodic perimeter checks of the Project, but excluding any internal readings or checks.

22.	Site landscaping, including maintaining the planting areas, walkways, ramps, gates, fences and parking areas.

23.	Trash pick-up, limited to designated trash area(s).

24.	Janitorial services in the Common Areas (Tenant is responsible for janitorial services in the Premises).

25.	Access to the Building will be provide twenty-four (24) hours per day each day of the year (except in the case of emergencies).

26.	Bulk mail and express pickup services at a central receiving area located on the lower level of the Building or such other floor as Landlord designates.

EXHIBIT I

SAN DIEGO SCIENCE CENTER

FITNESS CENTER WAIVER OF LIABILITY

SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (the “Owner”), the owner of the building (the “Building”) at 3030 Bunker Hill Street, San Diego, California, grants to employees of tenants of the Building the right to use and enjoy the fitness facilities and equipment located in the Building on the terms and conditions of this waiver (this “Waiver”) and otherwise in accordance with such other rules and regulations which Owner may from time to time adopt.

1. Assumption of Risk. The undersigned understands that fitness activities, especially strength and aerobic training, involve a potential risk for physical injury and related damages. The undersigned understands that Owner does not manufacture the fitness and other equipment used in the fitness center, but purchases and/or leases the equipment from third parties. The undersigned acknowledges that Owner will provide no supervision of his/her use of the fitness facilities and equipment and other fitness activities in the fitness center, and that he/she will be solely responsible for his/her safe and appropriate use of the facility and equipment. The undersigned therefore expressly agrees to assume the risk that he/she may suffer injury or damage as a result of his/her use of the fitness facilities and equipment, and agrees for himself/herself and on behalf of his/her personal representatives, successors and assigns, that the Owner (including its members, managers, officers, employees and agents) will not be liable for any damages nor injuries the undersigned may suffer in or about the fitness center.

2. Waiver of Liability. The undersigned further agrees to hold the Owner and its members, managers, officers, employees and agents harmless from any injuries or damages sustained by the undersigned or the property of the undersigned and to indemnify the Owner and its members, managers, officers, employees and agents from any claims, demands, actions, injuries, liabilities or damages whatsoever, including attorneys’ fees, which result, directly or indirectly, from the use of the fitness facilities and equipment by the undersigned. The undersigned agrees to release and discharge the Owner and its members, managers, officers, employees, and agents from all such claims, demands, actions, injuries, liabilities, and damages. The failure or refusal of the undersigned to inspect the fitness facilities and equipment constitutes a waiver of any objection, contention or claim that might have been based on such an inspection.

3. Loss, Theft, Damage. The undersigned agrees that neither the Owner nor its members, managers, officers, employees or agents are responsible or liable to the undersigned for articles damaged, lost or stolen in or about the fitness facilities. The undersigned agrees not to store any valuable items in lockers and to use the lockers solely for temporary clothing storage. The Owner and its members, managers, employees and agents are not bailees and are not responsible for protecting the valuables of the undersigned.

4. Physical Condition. The undersigned warrants that he/she is in good physical condition and to the best of his/her knowledge has no physical impairment which would prevent him/her from engaging in any physical conditioning available in the fitness center and that he/she has no condition which might be aggravated by the use of the fitness facilities or equipment. The undersigned acknowledges that a complete physical examination by a medical doctor prior to beginning any work out program or strenuous new activity is recommended.

5. No Guests. The undersigned acknowledges and agrees that guests, including family members, are not permitted in the fitness center and may not use the fitness facilities or equipment under any circumstances. Use of the fitness facilities and equipment is limited to employees of tenants of the Building.

6. Attire and Equipment. The undersigned agrees to wear proper attire when using the fitness facilities, and to wear a shirt and shoes in the fitness facilities and all common areas of the Building. Attire must conform to reasonable standards of decency and safety. Only equipment provided by Owner may be used in the fitness center.

7. Lockers. Lockers are available for day use only on a first come, first served basis. Locks, though recommended, are not provided by Owner.

8. Damages. The undersigned agrees to pay for any damages to the fitness facilities or equipment caused by the undersigned.

9. Severability. If any provision of this Waiver is ruled invalid or unenforceable as applied to any person or circumstance, all other provisions of this Waiver shall remain valid and enforceable as applied to all other persons and circumstances.

The undersigned acknowledges that he/she has read and understands the terms and conditions of this Waiver and agrees to be bound by such terms and conditions. The undersigned also agrees to read and comply with any other rules and regulations governing use of the fitness facilities and equipment which may be adopted or amended from time to time by the Owner and posted or otherwise made available in the fitness facility or to the undersigned.

Dated:

Sign:

Print Name:

Employer:

EXHIBIT J

APPROVED CONTRACTORS

Casework:	Doug Wessinger Wesinco P.O. Box 256 Irmo, SC 29063 803/749-0163 803/749-1703 (Facsimile)

Electrical:	Ron Wood Bergelectric 650 Opper Street Escondido, CA 92029 760/746-1003 760/741-0918 (Facsimile)

Mechanical/Plumbing:	Joe Mucher Encompass Mechanical Services 7655 Convoy Street San Diego, CA 92111 858/974-6500 858/941-6501 (Facsimile)

Phone/Data:	Rob Coulter River Networks 5845 Avenida Encinas, Suite 130 Carlsbad, CA 92008 760/535-4837 619/449-1609 (Facsimile)

Janitorial Service:	Linsey A. Miller Merchants Building Maintenance LLC 8380 Miramar Mall, Suite 125 San Diego, CA 92121 858/455-0163 858/455-0596 (Facsimile)

Environmental, Health & Safety Consulting:	Karl Kasai Karl Kasai Consulting 7204 Wisteria Way Carlsbad, CA 92009 760/402-7896 858/526-0722 (Facsimile)

SCHEDULE 1

LIST OF REMOVABLE PROPERTY PURSUANT TO SECTION 17.7

A.	Property Tenant is Required to Remove

B.	Property Tenant May Remove

FIFTEENTH AMENDMENT TO LEASE

THIS FIFTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 16th day of November, 2020 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012, that certain Eleventh Amendment to Lease dated as of June 15, 2015, that certain Twelfth Amendment to Lease dated as of July 20, 2015, that certain Thirteenth Amendment to Lease dated as of August 7, 2017, and that certain Fourteenth Amendment to Lease dated as of April 29, 2019 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Fifteenth Amendment Extension Term. The term of the Lease is hereby extended until, and the Term Expiration Date is hereby amended to mean, February 22, 2023. The period

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commencing on December 23, 2020 and ending on the new Term Expiration Date shall be referred to herein as the “Fifteenth Amendment Extension Term.”

3. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, during the Fifteenth Amendment Extension Term, Basic Annual Rent for the Premises shall be as set forth in the charts below and Tenant shall pay such Basic Annual Rent to Landlord in accordance with the terms, conditions and provisions of the Lease. For the avoidance of doubt, Tenant shall continue to pay Basic Annual Rent in accordance with the terms, conditions and provisions of the Existing Lease until the commencement of the Fifteenth Amendment Extension Term.

Thirteenth Amendment Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2020 – December 22, 2021	6,770	$2.62 monthly	$17,737.40
December 23, 2021 – December 22, 2022	6,770	$2.70 monthly	$18,279.00
December 23, 2022 – February 22, 2023	6,770	$2.78 monthly	$18,820.60

First Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2020 – December 22, 2021	110	$1.18 monthly	$129.80
December 23, 2021 – December 22, 2022	110	$1.22 monthly	$134.20
December 23, 2022 – February 22, 2023	110	$1.26 monthly	$138.60

4. Rent Credit. Effective as of the Execution Date, Landlord shall provide Tenant with a Rent credit in an amount equal to Twenty-Eight Thousand Two Hundred Fifty-Three and 10/100 Dollars ($28,253.10) (the “Rent Credit”).

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5. Security Deposit. Pursuant to that certain letter dated May 8, 2020, Landlord notified Tenant that Landlord would apply Tenant’s security deposit to pay a portion of then-outstanding Rent. Landlord did apply the full security deposit in accordance with such letter and Tenant has not replenished such security deposit. Therefore, on or before the Execution Date, Tenant shall deposit with Landlord Nineteen Thousand One Hundred Seventeen and 80/100 Dollars ($19,117.80), which sum shall be deemed the security deposit under the Lease and shall be subject to Article 9 of the Lease.

6. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Fifteenth Amendment Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Fifteenth Amendment Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

7. CASp. The Premises have not undergone inspection by a Certified Access Specialist (“CASp,” as defined in California Civil Code Section 55.52). Even if not required by California law, the Premises may be inspected by a CASp to determine whether the Premises comply with the ADA, and Landlord may not prohibit a CASp performing such an inspection. If Tenant requests that such an inspection take place, Landlord and Tenant shall agree on the time and manner of the inspection, as well as which party will pay the cost of the inspection and the cost to remedy any defects identified by the CASp. A Certified Access Specialist can inspect the Premises and determine whether the Premises comply with all of the applicable construction-related accessibility standards under State law. Although State law does not require a Certified Access Specialist inspection of the Premises, Landlord may not prohibit Tenant from obtaining a Certified Access Specialist inspection of the Premises for the occupancy or potential occupancy of Tenant, if requested by Tenant. Landlord and Tenant shall agree on the arrangements for the time and manner of the Certified Access Specialist inspection, the payment of the fee for the Certified Access Specialist inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises.

8. Additional Insureds. Notwithstanding anything to the contrary in the Existing Lease, the insurance policies that Tenant is required to maintain under the Lease (except for workers’ compensation insurance and employers’ liability insurance) shall name Landlord and BioMed Realty, L.P. and their respective officers, employees, directors, representatives, agents, general partners, members, subsidiaries, affiliates and lenders as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant, Tenant’s use or occupancy of Premises, and ownership, maintenance or use of vehicles by or on behalf of Tenant.

9. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection

3

with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

10. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

11. Notices.

11.1 Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Accounting;

accounting@genelux.com

11.2 Landlord confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Landlord pursuant to the Lease should be sent to:

BMR-Bunker Hill LP

4570 Executive Drive, Suite 400

San Diego, California 92121

Attention: Legal Department.

12. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

13. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this Section shall in any way alter the provisions of the Lease restricting assignment or subletting.

14. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

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15. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

16. Counterparts; Facsimile, Electronic and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile, electronic or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	EVP, General Counsel & Secretary

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Thomas D. Zindrick
Name:	Thomas D. Zindrick
Title:	President & CEO

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FOURTEENTH AMENDMENT TO LEASE

THIS FOURTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 29th day of April, 2019, by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012, that certain Eleventh Amendment to Lease dated as of June 15, 2015, that certain Twelfth Amendment to Lease dated as of July 20, 2015 and that certain Thirteenth Amendment to Lease dated as of August 7, 2017 (the “Thirteenth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Fourteenth Amendment Extension Term. The term of the Lease is hereby extended until, and the Term Expiration Date is hereby amended to mean, December 22, 2020.

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The period commencing December 23, 2019 and ending on the new Term Expiration Date shall be referred to herein as the “Fourteenth Amendment Extension Term.”

3. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, during the Fourteenth Amendment Extension Term, Basic Annual Rent for the Premises shall be as set forth in the charts below. For avoidance of doubt, Tenant shall continue to pay Basic Annual Rent in accordance with the terms, conditions and provisions of the Existing Lease until the commencement of the Fourteenth Amendment Extension Term.

Thirteenth Amendment Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2019 – December 22, 2020	6,770	$2.54 monthly	$17,195.80

Foot of Annual Rent Rentable Area

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2019 – December 22, 2020	110	$1.18 monthly	$129.80

4. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Fourteenth Amendment Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Fourteenth Amendment Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

5. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

6. No Default. Tenant represents, warrants and covenants that, to the best ofTenant’s knowledge, Landlord and Tenant are not in default of any of their respective

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obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

7. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Thomas Zindrick.

8. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

11. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

12. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Marie Lewis
Name:	Marie Lewis
Title:	Vice President, Legal

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Thomas D. Zindrick
Name:	Thomas D. Zindrick
Title:	President & CEO

THIRTEENTH AMENDMENT TO LEASE

THIS THIRTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 7th day of August, 2017 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012, that certain Eleventh Amendment to Lease dated as of June 15, 2015 and that certain Twelfth Amendment to Lease dated as of July 20, 2015 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the term of the Lease only with respect to the Thirteenth Amendment Remaining Premises (as defined below);

C. WHEREAS, Landlord and Tenant desire to allow the term of the Lease only with respect to the Expiration Premises (as defined below) to expire in accordance with the terms and provisions of this Amendment and the Existing Lease; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

BioMed Realty form dated 3/27/15

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2. Expiration Premises. The term of the Lease with respect to approximately one thousand six hundred fifteen (1,615) square feet of Rentable Area located on the third floor of the Building (as more particularly described on Exhibit A attached hereto, the “Expiration Premises”) is not extended and shall continue to expire on the Term Expiration Date (as defined prior to this Amendment). For the avoidance of doubt, the Term Expiration Date with respect to the Expiration Premises only is December 22, 2017 and is referred to herein as the “Expiration Premises Term Expiration Date”. Effective as of the Expiration Premises Term Expiration Date, the Lease with respect to the Expiration Premises only shall terminate and shall thereafter be of no further force or effect with respect to the Expiration Premises, except for those terms, conditions and provisions that, by their express terms, survive the expiration or earlier termination of the Lease.

2.1 Tenant shall surrender the Expiration Premises to Landlord on or before the Expiration Premises Term Expiration Date in accordance with all of the terms, conditions and provisions of the Lease (including, without limitation, Article 39 of the Lease).

2.2 If Tenant fails to surrender any portion of the Expiration Premises in accordance with all of the terms, conditions and provisions of the Lease on or before the Expiration Premises Term Expiration Date, then the holdover provisions of Section 12.2 of the Lease shall apply to the Expiration Premises until the actual date that Tenant surrenders the entire Expiration Premises to Landlord in accordance with all of the terms, conditions and provisions of the Lease. This Section shall survive the expiration or termination of the Lease with respect to the Expiration Premises.

2.3 From and after December 23, 2017 (the “Extension Term Commencement Date”), the term “Premises” as used in the Lease shall mean only the Thirteenth Amendment Remaining Premises (as defined below).

3. Extension of Term. The term of the Lease with respect to (a) approximately six thousand seven hundred seventy (6,770) square feet of Rentable Area located on the third floor of the Building (as more particularly described on Exhibit B attached hereto, the “Thirteenth Amendment Third Floor Remaining Premises”), plus (b) one hundred ten (110) square feet of Rentable Area known as Cage 4 and located on the first floor of the Building (the “First Floor Remaining Premises”) (the Thirteenth Amendment Third Floor Remaining Premises and the First Floor Remaining Premises, collectively, the “Thirteenth Amendment Remaining Premises”) is hereby extended until, and the Term Expiration Date with respect to the Thirteenth Amendment Remaining Premises is hereby amended to mean, December 22, 2019. The period commencing on the Extension Term Commencement Date and ending on the new Term Expiration Date (with respect to the Thirteenth Amendment Remaining Premises) shall be referred to herein as the “Thirteenth Amendment Extension Term.”

4. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Thirteenth Amendment Remaining Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Thirteenth Amendment Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Thirteenth Amendment Remaining Premises for Tenant’s continued occupancy for the Thirteenth Amendment Extension Term or to

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pay for any improvements to the Premises, except as may be expressly provided in Article 7 of this Amendment.

5. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date and continuing throughout the Thirteenth Amendment Extension Term, Basic Annual Rent for the Premises shall be as set forth in the charts below and Tenant shall pay such Basic Annual Rent for the Premises in accordance with the terms and provisions of the Lease.

Thirteenth Amendment Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2017 – December 22, 2018	6,770	$2.35 monthly	$15,909.50
December 23, 2018 – December 22, 2019	6,770	$2.42 monthly	$16,383.40

First Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2017 – December 22, 2018	110	$1.09 monthly	$119.90
December 23, 2018 – December 22, 2019	110	$1.12 monthly	$123.20

6. Tenant’s Pro Rata Share. In addition to Basic Annual Rent, Tenant shall continue to pay Tenant’s Pro Rata Share of Operating Expenses and all other Additional Rent (in accordance with the terms and provisions of the Lease) during the Thirteenth Amendment Extension Term; provided, however, that notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date, Tenant’s Pro Rata Share shall equal 6.43%.

7. Landlord Work. Upon Landlord’s receipt of the Desired Commencement Notice (as defined below), Landlord (a) shall, at Landlord’s sole cost and expense, cause the performance of the work that is applicable to the Thirteenth Amendment Third Floor Remaining Premises described on Exhibit C attached hereto (including the relocation of the ice machine described therein) (collectively, the “Thirteenth Amendment Third Floor Remaining Premises Landlord Work”) to be commenced, subject to the terms, conditions and provisions of this Article and (b) may (but shall not be obligated to), at Landlord’s sole cost and expense, cause the work that is

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applicable to the Expiration Premises described on Exhibit C attached hereto (such work, as may be modified in the sole discretion of Landlord, the “Expiration Premises Landlord Work”) to be performed, subject to the terms, conditions and provisions of this Article. The Thirteenth Amendment Third Floor Remaining Premises Landlord Work and the Expiration Premises Landlord Work are collectively referred to herein as the “Landlord Work.”

7.1 Landlord shall use commercially reasonable efforts to Substantially Complete (as defined below) the Thirteenth Amendment Third Floor Remaining Premises Landlord Work no later than the date (the “Estimated Substantial Completion Date”) that is six (6) weeks after the date that Tenant provides written notice to Landlord that Tenant desires Landlord to commence the Thirteenth Amendment Third Floor Remaining Premises Landlord Work (such notice, the “Desired Commencement Notice”). Tenant agrees that in the event the Thirteenth Amendment Third Floor Remaining Premises Landlord Work is not Substantially Complete on or before the Estimated Substantial Completion Date for any reason, then (m) this Amendment shall not be void or voidable, (n) Tenant shall not be entitled to any Rent abatement under the Lease and (o) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. The term “Substantially Complete” or “Substantial Completion” means that the Thirteenth Amendment Third Floor Remaining Premises Landlord Work is substantially complete in accordance with the applicable portions of Exhibit C, except for minor punch list items. Notwithstanding anything in this Amendment to the contrary, Landlord’s obligation to timely achieve Substantial Completion of the Thirteenth Amendment Third Floor Remaining Premises Landlord Work shall be subject to extension on a day-for-day basis as a result of (y) Force Majeure and/or (z) any delay arising out of or in any way connected with (i) Tenant’s breach of its obligations under the Lease (including this Amendment) and/or (ii) any action or inaction by Tenant. Notwithstanding anything to the contrary, in the event Tenant does not provide Landlord with the Desired Commencement Notice on or before December 22, 2017 (with time being of the essence), then Landlord shall no longer have any obligation to perform the Thirteenth Amendment Third Floor Remaining Premises Landlord Work and such obligation as set forth under this Amendment shall be null and void and of no further force or effect.

7.2 Tenant acknowledges that Landlord will be constructing and/or performing the Landlord Work (or portions thereof) in the Premises during Tenant’s occupancy of the Premises for the Permitted Use. Tenant shall permit Landlord to enter the Premises at all times (including during business hours) to construct and/or perform the Landlord Work, and Tenant shall otherwise reasonably cooperate with Landlord throughout the construction process to enable Landlord to complete the Landlord Work in a timely and efficient manner. In no event shall Landlord’s construction or performance of the Landlord Work (including construction or performance in the Premises) (a) cause Rent to abate under the Lease, (b) give rise to any claim by Tenant for damages or (c) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant.

7.3 Tenant shall, from time to time within forty-eight (48) hours of Landlord’s request, move Tenant’s furniture, equipment and other personal property (collectively, “Tenant’s Property”) to enable Landlord to complete the Landlord Work. Tenant acknowledges and agrees that Tenant (not Landlord), at Tenant’s sole cost and expense, shall be solely responsible for moving (and protecting) Tenant’s Property during Landlord’s construction of the Landlord Work

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(in accordance with the foregoing grammatical sentence) and for moving Tenant’s Property back to its desired location following Landlord’s completion of the Landlord Work.

7.4 In the event that Tenant fails to comply with any of its obligations under this Article and such failure causes Landlord to incur additional costs with respect to the Landlord Work, Tenant shall pay to Landlord as Additional Rent the amount of any such additional costs within thirty (30) days of receiving an invoice from Landlord.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Thomas Zindrick.

11. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

12. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

13. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given

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any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

14. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

15. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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Confidential

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	Sr. Vice President, Sr. Counsel

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ Thomas D. Zindrick

Name:	Thomas D. Zindrick
Title:	President/CEO

Confidential

EXHIBIT A

EXPIRATION PREMISES

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EXHIBIT B

THIRTEENTH AMENDMENT REMAINING PREMISES

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EXHIBIT C

LANDLORD WORK

[See attached]

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OPTION FOR FRAMED OPENING
READING ROOM 3001
HALLWAY 3003
TC LAB 3004
STAIR NO.1
3032
3007
3034 TISSUE CULTURE
OFFICE 3037
LAB 3040
LAB SUPPORT 3039
ELEV NO.1
TELE-PHONE 3018
CORRIDOR 3019
CORRIDOR 3019A
3020 BIOLOGY
JANITOR 3017A
CORRIDOR 3017
STAIR NO.2
OPEN OFFICE 3010
3002 OFFICE
3011C OFFICE
3011B OFFICE
3015 MENS
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GENERAL NOTES

1. EXISTING CONDITIONS OUTSIDE SCOPE OF WORK TO BE VERIFIED.
2. ALL GREYED OUT ITEMS ARE EXISTING TO REMAIN.
3. ALL BLACK, BOLD ITEMS NEW.
4. ALL DASHED ITEMS TO BE REMOVED.
5. ALL REPLACED FINISHES TO MATCH EXISTING.

(#) SHEET NOTES

1. REMOVE WALL & PATCH WALLS, FLOOR & CEILINGS TO MATCH EXISTING.
2. DEMO ALL ELECTRICAL, BACK TO PANEL, & UPDATE PANEL SCHEDULES.
3. DEMO AND CAP ALL MECHANICAL BACK TO MAINS.
4. MODIFY EXISTING FIRE SPRINKLER AND FIRE ALARM COMPONENTS AS REQUIRED DUE TO ASSOCIATED DEMO AND NEW CONSTRUCTION.
5. 3 5/8" 20 GA METAL STUDS W/ 5/8" GYP. BD., TYPE "X", BOTH SIDES FULL HEIGHT, TO UNDERSIDE OF DECK.
6. 3 5/8" 20 GA METAL STUDS W/ 5/8" GYP. BD., TYPE "X", BOTH SIDES TO 6" ABOVE COUNTERTOP W/ GYP. BD. ON EXPOSED, FINISHED SIDES ONLY.
7. NEW 3'-0" DOOR W/ 1/2 LITE TO MATCH EXISTING.
8. NEW 18" WIDE SIDELIGHT AT EXISTING DOOR.
9. DEMO & REMOVE COLD ROOM. PATCH ALL WALLS & REPLACE ALL CEILINGS & FLOORS TO MATCH EXISTING.
10. DEMO & REMOVE CASEWORK & ASSOCIATED MECHANICAL AND ELECTRICAL SCOPE.
11. REWORK LIGHTING FOR NEW SWITCH LOCATION AT NEW ENTRY DOOR.
12. REPLACE EXISTING INSTANT HOT-WATER HEATER.
13. RELOCATE EXISTING ICE MACHINE TO NEW LOCATION, TBC BY TENANT.

DISCIPLINE NOTES

MECHANICAL
1. CONTRACTOR TO SURVEY MECHANICAL EQUIPMENT & SYSTEMS. CONTRACTOR TO ESTIMATE ALL REQUIRED SYSTEM MODIFICATIONS FOR FULLY OPERATIONAL HVAC SYSTEM INCLUDING SEPARATION OF HVAC SYSTEM AT NEW DEMISING LINE AT COLUMN LINE "d"
2. ALL LAB SPACES TO HAVE SINGLE PASS AIR 100% EXHAUSTED TO THE EXTERIOR WITH 10 AIR CHANGES PER HOUR, NO HUMIDITY REQUIREMENTS. NO REDUNDANCY REQUIREMENTS.
3. NO CHANGES ARE ANTICIPATED TO THE HVAC COMPONENTS SERVING THE EXISTING OFFICE SPACE - CONTRACTOR TO VERIFY OTHER HVAC REQUIREMENTS AND DETERMINE IF CHANGES ARE NECESSARY.
4. ALL WORK SHALL BE CLOSELY COORDINATED WITH THE TENANT AND GENERAL CONTRACTOR TO MINIMIZE DISRUPTION OF OPERATIONS.

PLUMBING & PIPING
1. DEMO ANY LAB SERVICES AT DEMOLISHED WALLS AND CASEWORK BACK TO SERVICE MAINS.
2. DEMO AND REMOVE ALL ASSOCIATED COLD ROOM PIPING, COMPRESSORS, ETC. FOR COMPLETE UNIT REMOVAL.
3. REMOVE ANY PENETRATIONS THROUGH ROOF AND PATCH ROOFING.

POWER
1. PROVIDE & INSTALL 120V OUTLETS (BOTH NORMAL & E-POWER) AS SHOWN AT REMOVED LAB BENCHES FOR NEW LAB EQUIPMENT.

LIGHTING
1. ALL EXISTING LIGHTING TO REMAIN - MODIFY FIXTURE LOCATIONS AS REQUIRED TO ACCOMMODATE NEW CONSTRUCTION.
2. PROVIDE NEW FIXTURES TO MATCH EXISTING BUILDING STANDARD AT REMOVED COLD ROOM.

FINISHES
1. ALL NEW AND/OR REPAIRED FINISHES INCLUDING BUT NOT LIMITED TO: FLOORING & BASE, CEILING SYSTEMS, PAINT & OTHER WALL FINISHES, CASEWORK (LAB AND ARCHITECTURAL), AND DOORS & DOOR FRAMES & DOOR HARDWARE SHALL MATCH EXISTING BUILDING STANDARDS
2. PATCH AND REPAIR ALL EXPOSED FINISH ITEMS AT AREAS OF PROPOSED IMPROVEMENTS WHERE DEMOLITION OCCURS, AT AREAS DAMAGED DUE TO CONSTRUCTION, AND/OR AT NEW ELEMENTS CONSTRUCTED. CREATE A SEAMLESS INTERFACE BETWEEN NEW AND EXISTING CONSTRUCTION.

TRUE NORTH
NORTH

BUNKER HILL THIRD LEVEL - GENELUX PRICING PLAN

3/32" = 1'-0"

05-22-2017
Rev. 2

BioMed Realty

Confidential

TWELFTH AMENDMENT TO LEASE

THIS TWELFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 20th day of July, 2015, by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012 and that certain Eleventh Amendment to Lease dated as of June 15, 2015 (the “Eleventh Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises from Landlord at 3030 Bunker Hill Street in San Diego, California;

B. WHEREAS, the Eleventh Amendment mistakenly omitted certain space from the Remaining Premises (as defined in the Eleventh Amendment) and Landlord and Tenant desire to modify certain terms and conditions of the Eleventh Amendment to correct such omission; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Recital B. Effective as of the Execution Date of the Eleventh Amendment, Recital B of the Eleventh Amendment is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Landlord and Tenant desire to modify the Existing Premises by deleting from the Existing Premises approximately three thousand six hundred twenty (3,620) square feet

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of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit A, the “Surrender Premises”), such that the remaining “Premises” under the Lease shall mean (a) approximately eight thousand three hundred eighty-five (8,385) square feet of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit B, the “Third Floor Remaining Premises”), plus (b) one hundred ten (110) square feet of Rentable Area known as Cage 4 and located on the first floor of the Building (the “First Floor Remaining Premises”) (the Third Floor Remaining Premises and the First Floor Remaining Premises, collectively, the “Remaining Premises”); and”

3. Exhibits. Effective as of the Execution Date of the Eleventh Amendment, Exhibit B of the Eleventh Amendment is hereby deleted in its entirety and replaced with the Exhibit B attached to this Amendment.

4. Basic Annual Rent. Effective as of the Execution Date of the Eleventh Amendment, Section 4 of the Eleventh Amendment is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date and continuing throughout the Extension Term, Basic Annual Rent for the Premises shall be as set forth in the chart below.

Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Rentable Area
Month 1— Month 12	8,385	$2.15 monthly	$18,027.75
Month 13 — Month 24	8,385	$2.21 monthly	$18,530.85
Month 25 — Month 30	8,385	$2.28 monthly	$19,117.80

First Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Rentable Area
Month 1— Month 12	110	$1.00 monthly	$110.00
Month 13 — Month 24	110	$1.03 monthly	$113.30
Month 25 — Month 30	110	$1.06 monthly	$116.60

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5. Tenant’s Pro Rata Share. Effective as of the Execution Date of the Eleventh Amendment, Section 5 of the Eleventh Amendment is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date, Tenant’s Pro Rata Share shall equal 8.06%.”

6. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it.

7. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

8. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

11. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

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12. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ Thomas D. Zindrick

Name:	Thomas D. Zindrick
Title:	President/CEO

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EXHIBIT B

REMAINING PREMISES

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ELEVENTH AMENDMENT TO LEASE

THIS ELEVENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 15th day of June, 2015 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002 (the “Original Lease”), as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010 and that certain Tenth Amendment to Lease dated as of February 8, 2012 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to modify the Existing Premises by deleting from the Existing Premises approximately three thousand seven hundred thirty (3,730) square feet of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit A, the “Surrender Premises”), such that the remaining “Premises” under the Lease shall mean approximately eight thousand three hundred eighty-five (8,385) square feet of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit B, the “Remaining Premises”); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

BioMed Realty form dated 3/27/15

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2. Surrender Premises. Effective as of the date that is five (5) business days after the Execution Date (such date, the “Surrender Premises Expiration Date”), the Lease with respect to the Surrender Premises shall terminate and shall thereafter be of no further force or effect with respect to the Surrender Premises, except for those terms, conditions and provisions that, by their express terms, survive the expiration or earlier termination of the Lease.

2.1 Tenant shall surrender the Surrender Premises to Landlord on or before the Surrender Premises Expiration Date in accordance with all of the terms, conditions and provisions of the Lease (including, without limitation, Article 39 of the Original Lease).

2.2 If Tenant fails to surrender any portion of the Surrender Premises in accordance with all of the terms, conditions and provisions of the Lease on or before the Surrender Premises Expiration Date, then the holdover provisions of Section 12.2 of the Original Lease shall apply to the Surrender Premises until the actual date that Tenant surrenders the entire Surrender Premises to Landlord in accordance with all of the terms, conditions and provisions of the Lease.

2.3 From and after the day immediately following the Surrender Premises Expiration Date (such date, the “Extension Term Commencement Date”), the term “Premises” as used in the Lease shall mean the Remaining Premises.

3. Extension of Term. The term of the Lease with respect to the Remaining Premises is hereby extended until, and the Term Expiration Date with respect to the Remaining Premises is hereby amended to mean, the date that is thirty (30) months after the Extension Term Commencement Date. The period commending on the Extension Term Commencement Date and ending on the Term Expiration Date shall be referred to herein as the “Extension Term.” Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Remaining Premises and, notwithstanding anything to the contrary in the Lease, agrees to take the same in its condition “as is” as of the Extension Term Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Remaining Premises for Tenant’s continued occupancy or to pay for any improvements to the Remaining Premises, except with respect to the Landlord Work.

4. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date and continuing throughout the Extension Term, Basic Annual Rent for the Premises shall be as set forth in the chart below.

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Rentable Area
Month 1 — Month 12	8,385	$2.15 monthly	$18,027.75
Month 13 — Month 24	8,385	$2.21 monthly	$18,530.85
Month 25 — Month 30	8,385	$2.28 monthly	$19,117.80

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5. Tenant’s Pro Rata Share. Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date, Tenant’s Pro Rata Share shall equal 7.96%.

6. Landlord Work. Promptly following the Surrender Premises Expiration Date, Landlord shall, at Landlord’s sole cost and expense, cause the work described on Exhibit C attached hereto (the “Landlord Work”) to be completed in the Premises subject to the terms, conditions and provisions of this Article.

6.1 Tenant acknowledges that Landlord will be constructing the Landlord Work in the Premises during Tenant’s occupancy of the Premises for the Permitted Use. Tenant shall permit Landlord to enter the Premises at all times (including during business hours) to construct the Landlord Work, and Tenant shall otherwise reasonably cooperate with Landlord throughout the construction process to enable Landlord to complete the Landlord Work in a timely and efficient manner. In no event shall Landlord’s construction of the Landlord Work in the Premises (a) cause Rent to abate under the Lease, (b) give rise to any claim by Tenant for damages or (c) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant.

6.2 Tenant shall, from time to time within forty-eight (48) hours of Landlord’s request, move Tenant’s furniture, equipment and other personal property (collectively, “Tenant’s Property”) out of the Premises to enable Landlord to complete the Landlord Work. Tenant acknowledges and agrees that Tenant (not Landlord), at Tenant’s sole cost and expense, shall be solely responsible for moving Tenant’s Property out of the Premises during Landlord’s construction of the Landlord Work (in accordance with the foregoing grammatical sentence) and for moving Tenant’s Property back into the Premises following Landlord’s completion of the Landlord Work.

6.3 In the event that Tenant fails to comply with any of its obligations under this Article and such failure causes Landlord to incur additional costs with respect to the Landlord Work, Tenant shall pay to Landlord as Additional Rent the amount of any such additional costs within thirty (30) days of receiving an invoice from Landlord.

7. Security Deposit. On or before the Execution Date, Tenant shall deposit with Landlord an amount equal to Four Thousand Five Hundred Fifty and 10/100 Dollars ($4,550.10) as an increase to the required security deposit under the Lease (such amount, the “Increased Security Deposit Amount”). From and after the Execution Date, the required security deposit under the Lease shall be increased by the Increased Security Deposit Amount.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

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9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Notwithstanding anything in the Lease to the contrary, any notice, consent, demand, invoice, statement or other communication required or permitted to be given under the Lease shall be in writing and shall be given by (a) personal delivery, (b) overnight delivery with a reputable international overnight delivery service, such as FedEx, or (c) facsimile or email transmission, so long as such transmission is followed within one (1) business day by delivery utilizing one of the methods described in (a) or (b). Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (x) upon receipt, if given in accordance with subsection (a); (y) one business (1) day after deposit with a reputable international overnight delivery service, if given if given in accordance with subsection (b); or (z) upon transmission, if given in accordance with subsection (c). Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Thomas Zindrick

11. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

12. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

13. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

14. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability

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companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

15. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Thomas D. Zindrick

Name:	Thomas D. Zindrick
Title:	President/CEO

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EXHIBIT A

SURRENDER PREMISES

A-1

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EXHIBIT B

REMAINING PREMISES

B-1

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EXHIBIT C

LANDLORD’S WORK

[See attached]

C-1

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C-2

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Landlord’s Additional Work

In addition to work provided in Exhibit C, Landlord agrees to provide the additional work at the Premises as follows:

1. Replace the carpet in the existing office Replace the carpet in the existing office areas of the Premises with Project standard grade carpet; and

2. Paint the existing office areas of the Premises with Project standard grade paint. Touch up paint shall be performed in the lab areas.

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TENTH AMENDMENT TO LEASE

THIS TENTH AMENDMENT TO LEASE (this “Tenth Amendment”) is entered into as of this 8th day of February 2012 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC (“Original Landlord”)), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010 (collectively, and as the same may have been otherwise amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”); and

B. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Tenth Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Tenth Amendment, is referred to herein as the “Amended Lease.”

2. Additional Premises. As of the Execution Date, Landlord hereby leases to Tenant approximately one hundred ten (110) square feet of additional Rentable Area located on the first (1s) floor of the Building and commonly known as Cage 4, as depicted on Exhibit A attached hereto (the “Additional Premises”). From and after the Execution Date, the term “Premises,” as used in the Lease, shall mean the Original Premises plus the Additional Premises for a total of twelve thousand one hundred fifteen (12,115) square feet of Rentable Area.

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3. Additional Premises Term. The term of the Lease that pertains to the Additional Premises shall commence on the Execution Date and expire on the Term Expiration Date (as defined in Section 5), subject to earlier termination in accordance with the Amended Lease.

4. Use of Additional Premises. Notwithstanding anything to contrary in the Amended Lease, the Permitted Use of the Additional Premises shall be for storage only, in accordance with Sections 10.1(i), 10.1(ii) and 10.1(iii) of the Lease.

5. Term Extension. The term of the Lease that pertains to the Original Premises is hereby extended for thirty-six (36) months (the “Extension Term”). The “Term Expiration Date” is hereby changed to mean March 14, 2015.

6. Additional Premises Rent Abatement. From the Execution Date through March 14, 2012, Tenant shall not be obligated to pay Basic Annual Rent on the Additional Premises; provided, however, that Tenant shall be responsible for all Additional Rent during such time period.

7. Rental Rate/Annual Adjustments. Notwithstanding anything in the Lease to the contrary, commencing on the first day of the Extension Term, the Basic Annual Rent for the Premises shall be as set forth in the chart below:

Dates	Square Feet of Rentable Area	Monthly Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Area	Basic Annual Area
March 15, 2012 — March 14, 2013	12,115	$2.11	$25,562.65	$306,751.80
March 15, 2013 — March 14, 2014	12,115	$2.23	$27,016.45	$324,197.40
March 15, 2014 — March 14, 2015	12,115	$2.35	$28,470.25	$341,643.00

8. Tenant’s Pro Rata Share. From and after the Execution Date, Tenant’s Pro Rata Share shall equal eleven and 49/100 percent (11.49%).

9. Landlord Work. Landlord, at Landlord’s sole cost, shall remove the corridor entry door into the hall from the lobby of the Original Premises and install a door with a window in its place.

10. Condition of Original Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Original Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first

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day of the Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Original Premises for Tenant’s continued occupancy for the Extension Term or to pay for any improvements to the Original Premises, except as may be expressly provided in the Amended Lease.

11. Condition of Additional Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Additional Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Execution Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Premises for Tenant’s occupancy or to pay for any improvements to the Additional Premises.

12. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Tenth Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

13. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

14. Effect of Tenth Amendment. Except as modified by this Tenth Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Tenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Tenth Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Tenth Amendment.

15. Miscellaneous. This Tenth Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Tenth Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

16. Counterparts. This Tenth Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Tenth Amendment.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay
Title:	Pres. and CEO

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EXHIBIT A

ADDITIONAL PREMISES

[See attached]

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GLASS WASH
1033
AREA #9
AREA #10
AREA #4
AREA #3
AREA #2
AREA #1
AREA #5
WOMEN'S
1031
SHIPPING/RECEIVING
1032
AREA #6
MEN'S
1030
AREA #8
AREA #7
OFFICE
1027
STORE
1028
OFFICE
1029

Hashed Area represents
Additional Premises

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NINTH AMENDMENT TO LEASE

THIS NINTH AMENDMENT TO LEASE (this “Ninth Amendment”) is entered into as of this 10th day of September, 2010 (the ““Effective Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to San Diego Science Center LLC (“Original Landlord”)), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009 (the “Seventh Amendment”), and that certain Eighth Amendment to Lease dated as of March 4, 2010 (collectively, as amended by this Ninth Amendment and as the same may have been otherwise amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”); and

B. WHEREAS, Tenant desires to exercise its right of first refusal granted in the Seventh Amendment and to lease ROFR Premises from Landlord; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Ninth Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Right of First Refusal. Pursuant to the terms of this Ninth Amendment, Tenant hereby exercises its ROFR (as defined in Section 10 of the Seventh Amendment) for the ROFR Premises (as defined below).

3. ROFR Premises. As of the ROFR Premises Term Commencement Date (as defined in Section 7 below), Landlord hereby leases to Tenant approximately six hundred thirty-four (634) rentable square feet of additional premises known as Suites 315 B and C of the Building, as shown on Exhibit A attached hereto (the “ROFR Premises”). From and after the ROFR Premises Term

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Commencement Date, the term “Premises,” as used in the Lease, shall mean the Original Premises plus the ROFR Premises for a total of twelve thousand five (12,005) rentable square feet of space.

4. Tenant’s Pro Rata Share: From and after the ROFR Premises Term Commencement Date, Tenant’s Pro Rata Share shall equal eleven and 39/100 percent (11.39%).

5. Basic Annual Rent: Notwithstanding anything to the contrary, the Basic Annual Rent for the entire Premises shall be (a) Two and 15/100 Dollars ($2.15) per rentable square foot, per month commencing on the ROFR Premises Term Commencement Date and continuing through January 14, 2011 and (b) Two and 35/100 Dollars ($2.35) per rentable square foot, per month commencing January 15, 2011 and continuing through March 14, 2012.

6. ROFR Premises Term: The term of the Lease pertaining to the ROFR Premises (the “ROFR Premises Term”) shall commence upon the ROFR Premises Term Commencement Date and shall expire on March 14, 2012.

7. ROFR Premises Term Commencement Date.

7.1 Landlord shall tender possession of the ROFR Premises to Tenant on a “turnkey” basis pursuant to the plans described in Exhibit B attached hereto (the “Landlord’s Work”) Completed (as defined below). The term “Completed” or “Completion” means that the Landlord’s Work is substantially complete and suitable for occupancy by Tenant in accordance with the specifications set forth in Exhibit B, except for minor punch list items.

7.2 The “ROFR Premises Term Commencement Date” shall be the earlier of (i) the day Landlord tenders possession of the ROFR Premises to Tenant with all Landlord’s Work Complete and (ii) October 15, 2010. Tenant shall execute and deliver to Landlord written acknowledgment of the actual ROFR Premises Term Commencement Date within ten (10) days after Tenant takes occupancy of the ROFR Premises, in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the ROFR Premises Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the ROFR Premises required for the use permitted under the Lease by Tenant shall not serve to extend the ROFR Premises Term Commencement Date.

8. Condition of ROFR Premises: Tenant acknowledges that (a) it is fully familiar with the condition of the ROFR Premises and, notwithstanding anything in the Lease to the contrary, agrees to take the same in its condition “as is” as of the ROFR Premises Term Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the ROFR Premises for Tenant’s continued occupancy or to pay for any improvements to the ROFR Premises, except as may be expressly provided in Section 7 above.

9. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Ninth Amendment, other than Irving Hughes Group (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing

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commission in connection with the making of this Ninth Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

10. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

11. Effect of Amendment. Except as modified by this Ninth Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Ninth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Ninth Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Ninth Amendment.

12. Miscellaneous. This Ninth Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Ninth Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

13. Counterparts. This Ninth Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Ninth Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Loren Tarmo

Name:	Loren Tarmo
Title:	Controller

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EXHIBIT A

ROFR PREMISES

NORTH
BMR - 3030 BUNKER HILL STREET
SCALE: 1" = 30'
0
30
120 FT
THIRD FLOOR PLAN
28 January 2009

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A-1

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EXHIBIT B

LANDLORD’S WORK

1.	Deactivate door handles and locks (two (2) locksets) on doors leading from the common corridor into the Premises (two (2) doors total).

2.	Create two (2) new wrapped wall openings with header below ceiling level.

3.	Construct a privacy wall (with glazing and frame, modified if necessary) and install an office door from existing Landlord inventory to create a private office to match the existing adjacent office.

4.	Relocate the existing HVAC supply and return air registers as needed.

5.	Reconstruct ceiling grid and replace ceiling tiles.

6.	Replace carpet and base in the Premises to match existing adjacent carpet and base.

7.	Remove and replace existing window tinting on the exterior windows.

8.	Relocate light switches, supply new switches and electrical outlets (as needed) (includes new “ring and string” for new phone). The data locations will be identified by Tenant.

9.	Paint the interior of the Premises.

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EIGHTH AMENDMENT TO LEASE

THIS EIGHTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this _4th day of March, 2010, by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, and that certain Seventh Amendment to Lease dated as of October 30, 2009 (collectively, as amended by this Amendment, and as the same may have been otherwise amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street, San Diego, California (the “Building”); and

B. WHEREAS, Landlord and Tenant desire to extend the Original Premises Surrender Date as set forth in Article 8 of the Seventh Amendment to Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Original Premises Surrender Date. Notwithstanding anything in the Lease, or this Amendment to the contrary, the parties hereto agree that the Original Premises Surrender Date shall be March 1, 2010. The period from February 16, 2009 until March 1, 2009 shall be the “Extended Surrender Term”. All of Tenant’s obligations to vacate and surrender the Original Premises by such Original Premises Surrender Date, in the condition set forth in Article 8 of the Seventh Amendment to Lease, shall remain in full force and effect.

3. Additional Rent. Notwithstanding anything in the Seventh Amendment to Lease to the contrary, the parties hereto agree that during the Extended Surrender Term, Tenant shall pay to Landlord all Additional Rent owed with respect to the Original Premises as set forth in Section 5.2 of the Lease.

BMR form dated 8/21/09

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4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

7. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

8. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay
Title:

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SEVENTH AMENDMENT TO LEASE

THIS SEVENTH AMENDMENT TO LEASE (this “Seventh Amendment”) is entered into as of this 30th day of October, 2009 (“Execution Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”, as successor-in-interest to San Diego Science Center LLC (“Original Landlord”)), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, and that certain Sixth Amendment to Lease dated as of September 17, 2008 (collectively, as amended by this Seventh Amendment, and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease additional premises from Landlord;

C. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

I. Definitions. For purposes of this Seventh Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Additional Premises. As of the Additional Premises Term Commencement Date (as defined in Section 7 below), Landlord hereby leases to Tenant approximately eleven thousand three hundred seventy-one (11,371) rentable square feet of additional premises located on the third floor of the Building, as depicted on Exhibit A attached hereto (the “Additional Premises”). From and after the Additional Premises Term Commencement Date through the Original Premises Surrender Date (as defined in Section 8 below ), the term “Premises,” as used in the Lease, shall mean the Original Premises plus the Additional Premises, and following the Original Premises Surrender Date shall mean only the Additional Premises, provided that at no time will Tenant owe Basic Annual Rent and/or Additional Rent on the Original Premises from and after the Additional Premises Term Commencement Date.

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3. Tenant’s Pro Rata Share. From and after the Additional Premises Term Commencement Date, Tenant’s Pro Rata Share shall equal ten and 79/100 percent (10.79%).

4. Basic Annual Rent. The rate of Basic Annual Rent for the Additional Premises during the Additional Premises Extension Term (as defined in Section 6 below) shall equal (i) One and 5/100 Dollars ($1.05) per rentable square foot per month for the four (4)-month period commencing on the Additional Premises Term Commencement Date and ending on the day prior to the first day of the fifth month of the Additional Premises Extension Term, (ii) Two and 10/100 Dollars ($2.10) per rentable square foot per month for the eight (8)-month period commencing on the first day of the fifth month in the Additional Premises Extension Term and ending on the day prior to the first annual anniversary of the Additional Premises Term Commencement Date and (iii) Two and 30/100 Dollars ($2.30) per rentable square foot per month for the fourteen (14)-month period commencing on the first annual anniversary of the Additional Premises Term Commencement Date through the Additional Premises Term Expiration Date (as defined in Section 6 below). Such Basic Annual Rent for the Additional Premises shall be paid in equal monthly installments each in advance on the first day of each and every calendar month during the Additional Premises Extension Term.

5. Term Extension for Original Premises. The term of the Lease pertaining to the Original Premises is hereby extended from the Term Expiration Date (September 14, 2009) through the Original Premises Surrender Date. Notwithstanding anything to the contrary in the Lease, the Basic Annual Rent for the Original Premises shall remain Two and 46/100 Dollars ($2.46) per rentable square foot, per month from the Term Expiration Date through the Additional Premises Term Commencement Date and Tenant’s Pro Rata Share shall remain four and 7/100 percent (4.7%) from the Term Expiration Date through the Additional Premises Term Commencement Date. From and after the Additional Premises Term Commencement Date through the Original Premises Surrender Date, all the terms and conditions of the Lease shall continue to apply to the Original Premises other than the payment of Basic Annual Rent and/or Additional Rent for the Original Premises.

6. Term Extension for Additional Premises. The term of the Lease pertaining to the Additional Premises is hereby extended for twenty-six (26) months from the Additional Premises Term Commencement Date. The date on which such twenty-six (26) months period ends shall be referred to herein as the “Additional Premises Term Expiration Date.” The period from the Additional Premises Term Commencement Date through the Additional Premises Term Expiration Date shall be referred to herein as the “Additional Premises Extension Term.”

7. Additional Premises Term Commencement Date.

7.1 Landlord shall tender possession of the Additional Premises to Tenant on a “turnkey” basis pursuant to the plans described in Exhibit B attached hereto (the “Landlord’s Work”) Completed (as defined below). The term “Completed” or “Completion” means that the Landlord’s Work is substantially complete and suitable for occupancy by Tenant in accordance with the specifications set forth in Exhibit B, except for minor punch list items.

7.2 The “Additional Premises Term Commencement Date” shall be the day Landlord tenders possession of the Additional Premises to Tenant with all Landlord’s Work

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Complete. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Additional Premises Term Commencement Date within ten (10) days after Tenant takes occupancy of the Additional Premises, in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Additional Premises Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Additional Premises required for the use permitted under the Lease by Tenant shall not serve to extend the Additional Premises Term Commencement Date.

7.3 Landlord agrees to permit Tenant to enter upon the Additional Premises prior to the Additional Premises Term Commencement Date for the purpose of installing improvements or the placement of personal property, provided Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 21 of the Lease are in effect for such Additional Premises, and such entry shall be subject to all the terms and conditions of the Lease other than the payment of Basic Annual Rent and/or Additional Rent for the Additional Premises; and provided, further, that if the Additional Premises Term Commencement Date is delayed due to such early access, then the Additional Premises Term Commencement Date shall be the date that the Additional Premises Term Commencement Date would have occurred but for such delay.

8. Original Premises Surrender Date. Tenant shall have thirty (30) days following the Additional Premises Term Commencement Date to vacate and surrender the Original Premises to Landlord (a) in the condition and (b) with all documentation required under the Lease. The date on which Tenant has surrendered the Original Premises to Landlord (a) in the condition and (b) with all documentation required under the Lease shall be referred to herein as the “Original Premises Surrender Date.” As of the Original Premises Surrender Date, the Lease shall terminate as to the Original Premises and shall no longer be of any force or effect with regard to the Original Premises, except for those provisions, that, by their express terms, survive the expiration or earlier termination of the Lease. Notwithstanding anything herein contained to the contrary, the commencement of Tenant’s obligation to pay Basic Annual Rent and/or Additional Rent on the Additional Premises as of the Additional Premises Term Commencement Date shall terminate Tenant’s obligation to pay Basic Annual Rent and/or Additional Rent on the Original Premises.

9. Condition of Premises. Tenant agrees to take the Additional Premises in its condition “as is” as of the Additional Premises Term Commencement Date, other than with regard to the Landlord’s Work to be performed by Landlord prior to the Additional Premises Term Commencement Date, and Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Premises for Tenant’s occupancy of the Additional Premises or to pay for or construct any improvements to the Additional Premises, except as may be expressly provided in Section 7 above.

10. Right of First Refusal. Tenant shall have a right of first refusal (“ROFR”) as to six hundred thirty-four (634) rentable square feet located in Suites 315 B and C of the Building for which Landlord shall be seeking a tenant following the Original Premises Surrender Date (“Available ROFR Premises”); provided, however, that in no event shall Landlord be required to lease any Available ROFR Premises to Tenant for any period past the date on which this Lease expires or is terminated pursuant to its terms. Following the Original Premises Surrender Date,

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Landlord intends to lease the Available ROFR Premises. Landlord shall provide written notice thereof to Tenant (the “Notice of Offer”), specifying the terms and conditions of a proposed lease to Tenant of the Available ROFR Premises.

10.1. Within ten (10) days following its receipt of a Notice of Offer, Tenant shall advise Landlord in writing whether Tenant elects to lease all (not just a portion) of the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer. If Tenant fails to notify Landlord of Tenant’s election within said ten (10) day period, then Tenant shall be deemed to have elected not to lease the Available ROFR Premises.

10.2 If Tenant timely notifies Landlord that Tenant elects to lease the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, then Landlord shall lease the Available ROFR Premises to Tenant upon the terms and conditions set forth in the Notice of Offer.

10.3 If Tenant notifies Landlord that Tenant elects not to lease the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, or if Tenant fails to notify Landlord of Tenant’s election within the ten (10)-day period described above, then Landlord shall have the right to consummate the lease of the Available ROFR Premises on the same terms as set forth in the Notice of Offer following Tenant’s election (or deemed election) not to lease the Available ROFR Premises.

10.4 Notwithstanding anything in this Section 10 to the contrary, Tenant shall not exercise the ROFR during such period of time that Tenant is in default under any provision of this Lease. Any attempted exercise of the ROFR during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the ROFR if Landlord has given Tenant two (2) or more notices of default under this Lease, whether or not the defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the ROFR.

10.5 Notwithstanding anything in this Lease to the contrary, Tenant shall not assign or transfer the ROFR, either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Lease, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

11. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Seventh Amendment, other than Irving Hughes Group (“Broker”) and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Seventh Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker

12. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

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13. Effect of Amendment. Except as modified by this Seventh Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Seventh Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Seventh Amendment.

14. Miscellaneous. This Seventh Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Seventh Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

15. Counterparts. This Seventh Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Seventh Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ KMS

Name:	Kevin Simonsen
Title:	VP, Real Estate Counsel

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Mark A. Bertagnolli

Name:	Mark A. Bertagnolli
Title:	Chief Business Officer

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EXHIBIT A

ADDITIONAL PREMISES

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EXHIBIT B

LANDLORD’S WORK

[See attached]

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General Notes

1.	Touch-up paint throughout T.I. as necessary.
2.	Replace/repair damaged perimeter window film as required.
3.	IT cabling and security to be installed by Tenant provided vendor, and coordinated as required with the General Contractor
4.	Systems furniture to be provided by Tenant and cont. room table.
5.	Power to be relocated from demo’s office wall to new room locations.
6.	Salvage demo’s lights, doors, windows and frames for reuse whenever possible.

New Work Keynotes

1.	Provide new -4° C F2R RM, field verify size.
2.	Add e-power this wall, verify load in room.
3.	Add “in use” light above door (outside), switch on inside.
4.	Add door seals to door.
5.	Add “blackout” film to window.
6.	Provide negative pressure this room.
7.	Add (1) e-power outlet in this room, field verify locations.
8.	Add (1) 208V E-power outlet to this room, field verify location.
9.	Add 1 circuit 120V e-power this room, field verify location.
10.	Add new broadloom carpet this room.
11.	Add new carpet tile in this room.
12.	Carpet to remain this area.
13.	Provide new VCT this room with carpet dot adhesive pads.
14.	Add new 6’ wide window and frame this location.
15.	Relocate salvaged doors to new locations.
16.	Provide new wood door (clear finish) to match others in the building.
17.	N/A
18.	Relocate salvaged windows and frames to new locations.
19.	Provide new wall.
20.	Provide card reader at this door (Tenant provided vendor; coordinate with GC)
21.	Provide upgraded or new T-bar and ACT in this room. Reuse salvaged lights.
22.	Provide floor data, power and phone in this room. Coordinate location with tenant.
23.	Provide data and power on this wall for LCD screen. Coordinate with tenant.
24.	Relocate Dark Room light
25.	Provide (2) 208v receptacles
26.	Provide (1) Quad outlet e-power
27.	Provide (2) 120v e-power outlets
28.	Install existing lineal fixture

Demo Keynotes

1.	Demo wall.
2.	Demo wall to 2” below t-bar ceiling, finish at header.
3.	Demo doors and frames, salvage for reuse.
4.	Demo windows and frames, salvage for reuse.
5.	Demo ceiling in this area, coordinate with new work. Salvage lights. (Rooms 11-14 only)
6.	N/A
7.	Move e-power outlets this room (field verify locations).
8.	Remove blinds at window.
9.	Demo carpet this area (coordinate with new work).
10.	Demo carpet this room.

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EXHIBIT C

ACKNOWLEDGEMENT OF ADDITIONAL PREMISES

TERM COMMENCEMENT DATE AND

ADDITIONAL PREMISES TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF ADDITIONAL PREMISES TERM COMMENCEMENT DATE AND ADDITIONAL PREMISES TERM EXPIRATION DATE is entered into as of _______________, 2009, with reference to that certain that certain Seventh Amendment to Lease dated as of October __, 2009 by and between Landlord and Tenant (the “Seventh Amendment”) which amends that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, and that certain Sixth Amendment to Lease dated as of September 17, 2008 (collectively, as amended by the Seventh Amendment, and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Lease”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Additional Premises on [_________], 20[_].

2. The Additional Premises are in good order, condition and repair.

3. The Landlord’s Work required to be constructed by Landlord under the Seventh Amendment have been Completed.

4. All conditions of the Seventh Amendment to be performed by Landlord as a condition to the full effectiveness of the Lease with respect to the Additional Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Additional Premises.

5. In accordance with the provisions of Section 7 of the Seventh Amendment, the Additional Premises Term Commencement Date is [_________], 20[_], and, unless the Lease is terminated prior to the Additional Premises Term Expiration Date pursuant to its terms, the Additional Premises Term Expiration Date shall be [_________], 20[_].

6. Tenant commenced occupancy of the Additional Premises for the uses permitted pursuant to the Lease on [_________], 20[_].

7. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Additional Premises[, except [_________]]

8. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

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9. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease pertaining to the Additional Premises commenced to accrue on [_________], 20[_], with Basic Annual Rent for the Additional Premises payable on the dates and amounts set forth in the chart below:

Dates	Base Rent Per RSF	Monthly Base Rent	Total Base Rent
[mm/dd/yy — mm/dd/yy]	$1.05	$11,939.55	$47,758.20
[mm/dd/yy — mm/dd/yy]	$2.10	$23,879.10	$191,032.80
[mm/dd/yy — mm/dd/yy]	$2.30	$26,153.30	$366,146.20

10. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Additional Premises or any portion thereof.

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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Additional Premises Term Commencement Date and Additional Premises Term Expiration Date as of the date first written above.

TENANT: GENELUX CORPORATION, a Delaware corporation

By:

Name:

Title:

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SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 17th day of September, 2008, by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to San Diego Science Center LLC (“Original Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, and that certain Fifth Amendment to Lease dated as of April 30, 2007 (collectively, and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises from Landlord at 3030 Bunker Hill Street in San Diego, California;

B. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Addendum unless otherwise defined herein.

2. Term Extension: The term of the Lease is hereby extended for twelve (12) months (the “Extension Term “). The “Term Expiration Date” is hereby changed to mean September 14, 2009.

3. Rental Rate/Annual Adjustments: Notwithstanding anything in the Lease to the contrary, the Basic Annual Rent for the Extension Term shall equal One Hundred Forty-Six Thousand Four Hundred Six and 47/100 Dollars ($146,406.47), and the Monthly Installment of Basic Annual Rent shall equal Twelve Thousand Two Hundred and 54/100 Dollars ($12,200.54).

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

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5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

7. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

8. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:
BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ Karen A. Sztralcher

Name:	Karen A. Sztralcher
Title:	Vice President, Finance

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay, Ph.D.
Title:	Pres. and CEO

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FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 30th day of April, 2007, by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to San Diego Science Center LLC (“Original Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002 (as the same has been amended, supplemented or otherwise modified from time to time, the “Lease”), and that certain Addendum to Lease — LARC License Agreement dated as of August 20, 2002 (as the same has been amended, supplemented or otherwise modified from time to time, the “Addendum”), whereby Tenant leases certain premises from Landlord at 3030 Bunker Hill Street in San Diego, California;

B. WHEREAS, Landlord desires to terminate the Addendum as of 11:59 p.m. on April 30, 2007 (the “Termination Date”); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Addendum unless otherwise defined herein.

2. Termination of Addendum. The parties hereby terminate the Addendum as of the Termination Date, and on the Termination Date the Addendum shall be fully and finally surrendered and terminated and shall no longer be of any force or effect, except (a) for those provisions that, by their express terms, survive the expiration or earlier termination thereof and (b) Tenant’s obligations under the Addendum to pay for utilities for the period prior to the Termination Date, including as part of any annual true-up.

3. Release of Liability. Conditioned on the performance by the parties of the provisions of this Agreement, Landlord and Tenant fully and unconditionally release, cancel, annul, rescind, discharge, disclaim, waive and release any and all rights and benefits it may have under the Lease arising from and after the Termination Date in connection with the provisions of the Addendum, except (a) for those provisions that, by their express terms, survive the expiration or earlier termination thereof and (b) Tenant’s obligations under the Addendum to pay for utilities for the period prior to the Termination Date, including as part of any annual true-up.

4. Condition of LARC Rooms. Prior to the Termination Date, Tenant shall surrender the LARC Rooms to Landlord in the condition required by the Lease upon termination.

Form dated 2/16/07

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5. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

6. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

7. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof All exhibits hereto are incorporated herein by reference.

9. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:
BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ Gary A. Kreitzer

Name:	Gary A. Kreitzer
Title:	Executive VP

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ James Chang

Name:	James Chang
Title:	Acting General Counsel

Confidential

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 5th day of September, 2006 (the “Effective Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to San Diego Science Center LLC (“Original Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, and that certain Third Amendment to Lease dated as of July 1, 2004, and that certain Addendum to Lease (the “Addendum” and, collectively, and as the same may have been further amended; supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, increase the size of the Premises and extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Term Extension: The term of the Lease is hereby extended for twenty-four (24) months (the “Extension Term”). The “Term Expiration Date” is hereby changed to mean September 14, 2008. September 15, 2006, is hereby referred to as the “Extension Term Commencement Date.”

3. Additional Premises: From and after the Extension Term Commencement Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, approximately one thousand seven hundred seventeen (1,717) additional rentable square feet of laboratory and office space (the “Additional Premises”), as shown on Exhibit A hereto, for a total of four thousand nine hundred fifty two (4,952) rentable square feet (collectively, the “Premises”). From and after the Extension Term Commencement Date, the term “Premises,” when used in reference to the Extension Term, shall mean the Original Premises plus the Additional Premises.

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4. Tenant’s Pro Rata Share: From and after the Extension Term Commencement Date, “Tenant’s Pro Rata Share” shall mean four and seven tenths percent (4.7%).

5. Rental Rate/Annual Adjustments: Notwithstanding anything in the Lease to the contrary, the initial Basic Annual Rent shall equal One Hundred Thirty-Six Thousand Six Hundred Seventy-Five and 20/100 Dollars ($136,675.20), and the initial Monthly Installment of Basic Annual Rent shall equal Eleven Thousand Three Hundred Eighty-Nine and 60/100 Dollars ($11,389.60). Basic Annual Rent shall be increased on each annual anniversary of the commencement date of the Lease by three percent (3%).

6. Definition of LARC Room: Landlord and Tenant agree that, notwithstanding Section 1 of the Addendum, Tenant never occupied LARC Room No. 9; rather, Tenant leased from Landlord LARC Room No. 28. Consequently, the term “LARC Rooms” is hereby corrected to mean LARC Room No. 28.

7. LARC Rental Rate: Section 3 of the Addendum is hereby modified to state that, as of the commencement of the Extension Term, Tenant shall pay Landlord monthly rent of Two Thousand Eight Hundred Dollars ($2,800) for each LARC room leased by Tenant during the Extension Term. The monthly rental rate shall be increased on each annual anniversary of the Extension Term Commencement Date by three percent (3%).

8. Early Termination: If, during the Extension Term, Landlord is not able to provide Tenant with LARC Room 28 (or a similar LARC room) and to make a LARC Manager available to Tenant, then Landlord shall notify Tenant in writing of the same. In such an event, Tenant shall have the right to terminate the Lease as of the date on which Landlord becomes unable to provide Tenant with LARC Room 28 (or a similar LARC room) and to make a LARC Manager available to Tenant.

9. Condition of Premises. Tenant acknowledges that (a) it is in possession of the Original Premises and LARC Room 28 and is fully familiar with the condition of the same and, notwithstanding anything contained in the Lease to the contrary, agrees to take the Additional Premises in its condition “as is” as of the first day of the Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Original Premises or, LARC Room 28 for Tenant’s occupancy or continued occupancy, as the case may be, or to pay for any improvements to the Additional Premises, except as provided in Exhibit B hereto.

10. Renewal Option: Provided Tenant is not then in default of its Lease obligations, Tenant shall have the option to further extend the term of the Lease for twelve (12) months by providing written notice to Landlord of its intent to exercise such option at least six (6) months prior to the expiration of the then-current term. The Basic Annual Rent for the option term shall equal one hundred three percent (103%) of the Basic Annual Rent at the expiration of the Extension Term.

11. Right of First Option: In the event Tenant desires to lease additional laboratory or office space in San Diego, Landlord, or an affiliated entity of Landlord, shall have a right, prior to Tenant receiving offers from other potential landlords, to issue a written offer for space in the Building or other properties owned by Landlord or its affiliates, including space in future

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developments. In the event that Tenant receives any offer from a third party to lease space from such party (a “Third Party Offer”), Landlord shall have the right to match the terms of such offer, both in terms of rental rates and the nature and condition of improvements to such premises. If Landlord submits such a matching offer, Tenant shall not be permitted to lease space pursuant to the Third Party Offer. This Section shall expire pursuant to its terms on September 14, 2008.

12. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of the Amendment, and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

13. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

14. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the Effective Date, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

15. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

16. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD: BMR-3030 BUNKER HILL STREET LP, a Delaware limited partnership

By:	/s/ Kent Griffin

Name:	Kent Griffin
Title:	CFO

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay
Title:	Pres. And CEO

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EXHIBIT A

ADDITIONAL PREMISES

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Additional Premises (1,717 RSF)
Existing Premises (3,235 RSF)
Total "Premises" 4,952 RSF

890 R.S.F.
883 R.S.F.
1,083 R.S.F.
319 R.S.F.
315 R.S.F.

THIRD FLOOR 06/05/06

SAN DIEGO SCIENCE CENTER

A.A.F.
9/8/2006

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EXHIBIT B

TENANT IMPROVEMENTS

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℄ BENCH/GRID
ALIGN WALLS
ALIGN WALLS
Remove section of existing wall for new 3º door (relocated)
Room 3025
ELEV. NO.1
7
A8.4
CLR MIN
22'-0"
12'-2"
8'-5"
6'-4"
12'-3"
5'-2"
5'-0"
7'-6"
19"
4'-4"
9"
30"
3'-0"
3'-11"
1'-7"
25"
6'-0"
6'-0"
3'-10"
18"
1'-1"
3'-3"
3'-3"
3'-2"
5'-0"
29'-6"
℄ COL/℄ WALL
Remove section of existing wall for new 3º Door
Remove Angled Wall
Remove existing 3º Door and Relocate to Lab Room 3025 (see above)
Remove two (2) existing 4º-x4º windows in metal frames. Turn over to Owner.
EXISTING/ DEMO. PLAN
Sheet 1 of 2
9/8/2006

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Install new door relocated from Office
Room 3025
Install new 3⁰ Door 1-hour fire rated to match existing doors
Add new walls as shown cross-hatched to enclose room and in-fill where door & windows were removed. Finish and paint to match existing. Extend wall to underside of deck above.
ALIGN WALLS
ALIGN WALLS
℄ BENCH/GRID
℄ COL/℄ WALL
ELEV. NO.1
7
A8.4
CLR MIN
44"
5'-0"
5'-2"
19"
7'-6"
8'-5"
6'-4"
12'-3"
12'-2"
22'-0"
30"
3'-7"
3'-0"
9"
1'-7"
1'-7"
3'-11"
25"
6'-0"
6'-0"
18"
1'-1"
3'-3"
3'-3"
3'-2"
5'-0"
29'-6"
3'-10"
Sheet 2 of 2
9/18/2006
PROPOSED NEW FLOOR PLAN

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THIRD AMENDMENT TO LEASE

(San Diego Science Cater! Contains Corporation)

THAT CERTAIN LEASE (“Lease”) dated August 20, 2002, by and between SAN DIEGO SCIENCE CENTER. LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”), for those certain Premises at 3030 Bunker Hill Street, San Diego, California. is hereby amended by this Third. Amendment to Lease (this “Third Amendment”) effective July 1, 2004, to reflect the extension of the lease term, as follows:

1. Bask Lease Provisions.

Section 2.1.5 (h) is amended to read as follows:

Term Expiration Date: September 14, 2006 ./

Terms with an initial capital letter which are not defined in this Third Amendment shall have the meanings given them in the Lease.

In all other respects, the Lease shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective the date first written, above,

LANDLORD:

Dated: June 30, 2004

SAN DIEGO SCIENCE CENTER LLC

A California limited liability company

By:	SD Science Center, Inc. a California corporation Its Manager

	By:	/s/ W. Neil Fox, III
W. Neil Fox, III
Chief Executive Officer

(Signatures continued on next page)

Confidential

TENANT:

Dated: July 12                 , 2004

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay
Name: A.A. Szalay
Title: President and CEO

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SECOND AMENDMENT TO LEASE

(San Diego Science Center / Genelux Corporation)

THAT CERTAIN LEASE (“Lease”) dated August 20, 2002, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”), for those certain Premises described in the Lease at 3030 Bunker Hill Street, San Diego, California, is hereby amended by this Second Amendment to Lease (this “Second Amendment”) effective as of the Term Commencement Date, to reflect the actual measurement of the Building and the Premises following completion of the Project, as follows:

1. Rentable Area.

Sections 1.1 and 2.1.1 are amended to provide that the Rentable Area of the Premises is 3,235 square feet (formerly 2,973 square feet), and that the Rentable Area of the Building is 105,364 square feet (formerly 105,500 square feet).

2. Basic Annual Rent.

Section 2.1.2 is amended to provide that Basic Annual Rent is $95,109.00 ($2.45 per square foot per month for 3,235 square feet of Rentable Area, subject to adjustment pursuant to Section 6.1, but no longer subject to adjustment pursuant to Section 8.3).

Section 2.1.3 is amended to provide that the Monthly Installment of Basic Annual Rent is $7,925.75 ($2,45 per square foot per month for 3,235 square feet of Rentable Area, subject to adjustment pursuant to Section 6.1, but no longer subject to adjustment pursuant to Section 8.3).

3. Pro Rata Share.

Section 2.1.4 is amended to provide that Tenant’s Pro Rata Share is 3.07%, no longer subject to adjustment pursuant to Section 8.3.

Terms with an initial capital letter which are not defined in this Second Amendment shall have the meanings given them in the Lease.

In all other respects, the Lease shall remain in full force and effect as originally written.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective the date written above.

LANDLORD:

Dated: 10-17     , 2002

SAN DIEGO SCIENCE CENTER LLC A California limited liability company

By:	SD Science Center, Inc. a California corporation Its Manager

	By:	/s/ W. Neil Fox, III
W. Neil Fox, III Chief Executive Officer

TENANT:

Dated: 10/24                 , 2002

GENELUX CORPORATION, a Delaware corporation

By:	/s/ D. Will
Name: A. Douglas Will
Title: President and Chief Executive Officer

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FIRST AMENDMENT TO LEASE

(San Diego Science Center I Genelux Corporation)

THAT CERTAIN LEASE (“Lease”) dated August 20, 2002, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”), for those certain Premises at 3030 Bunker Hill Street, San Diego, California, is hereby amended by this First Amendment to Lease (this “First Amendment”) effective August 26, 2002, as follows:

1. Construction and Possession.

The following sentence is added to Section 42 of the Lease:

Landlord shall grant Tenant early occupancy on 991 Rentable Square Feet of the Premises, effective September 1, 2002 through September 14, 2002.

2. Rent.

The following sentence is added to Section 5.1 of the Lease:

Tenant agrees to pay Landlord $1,133.04 as Basic Annual Rent on 991 Rentable Square feet for the term of early occupancy. (991 Rentable Square Feet at $2.45 per square foot, prorated for 14 days.)

3. Operating Expenses.

The following sentence is added to Section 7.3:

Additionally, Tenant agrees to reimburse Landlord’s good faith estimate of Tenant’s full Pro Rata Share (as set forth in 2.1.4) of Operating Expenses with respect to the Project for the term of early occupancy.

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Terms with an initial capital letter which are not defined in this First Amendment shall have the meanings given them in the Lease.

In all other respects, the Lease shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective the date first written above.

LANDLORD:

Dated:    Aug. 26    , 2002

SAN DIEGO SCIENCE CENTER LLC A California limited liability company

By:	SD Science Center, Inc. a California corporation Its Manager

	By:	/s/ W. Neil Fox, III
W. Neil Fox, III Chief Executive Officer

TENANT:

Dated:     Aug 26 , 2002

GENELUX CORPORATION, a Delaware corporation

By:	/s/ D. Will
Name: A. Douglas Will Title: President and CEO

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Commencement Addendum to Lease

THIS COMMENCEMENT ADDENDUM TO STANDARD MULTI-TENANT OFFICE LEASE - GROSS (“Addendum”) is attached to and made a part of that certain printed Lease Agreement (“Lease”) entered into by and between Westlake Corporate Center, LLC (“Lessor”) and Genelux Corporation, A Delaware Corporation (“Lessee”) dated July 2, 2021 The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease and other addenda. To the extent that any terms or provisions of this Addendum are inconsistent with any terms or provisions of the Lease and other addenda, the terms and provisions of this Addendum shall prevail and control for all purposes. All capitalized terms used in the Addendum shall have the same meanings assigned to them in the Lease, if any, unless otherwise specified in the Addendum.

Possession: On July 15, 2021, Lessor delivered Possession of the Premises and Lessee accepted Possession on July 15, 2021 of the Initial Premises;

Early Possession: Lessee’s Early Possession Period was July 15, 2021 through August 14, 2021 with no Base Rent Due.

Possession of Expansion Area: Lessor delivered Possession of the Expansion Area on September 1, 2021 which was substantially complete and subject to a Punch List created on September 8, 2021 and acknowledged by Lessor and Lessee.

Anniversary Date: For purposes of Rent Adjustments and Lease Renewals, the Anniversary of the Lease shall be September 1 of each year during the Lease Term;

Payments and Credits: Lessee paid the first month’s Base Rent due at Lease execution for the Initial Premises which shall be applied to August 15, 2021 through September 14, 2021. Whereas, Lessor has abated the entire amount of Base Rent due for months two (2) through seven (7) of the Lease Term for the Initial Premises, the Abatement shall be applied to September 15, 2021 through March 14, 2022.

Further, Lessor has abated the Base Rent due for the Expansion Area from September 1, 2021 through August 31, 2022.

On March 1, 2022, Lessee shall pay $4,584.50 for Base Rent due for March 15, 2022 through March 31, 2022

Beginning April 1, 2022, Lessee shall commence paying Base Rent of $9,169.00 until the first Anniversary of the Lease (September 1, 2022).

Commencing September 1, 2022, Lessee shall commence paying Base Rent of $11,054.48.

Tenant Improvement Overage: Upon acceptance of Possession of the Premises, Lessee has a balance due to Lessor for Lessee approved Change Order(s) during the course of construction. The amount due of $5,723.33 shall be due and payable on or before October 15, 2021.

This Lease has been prepared by WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., a California Corporation, at the request of Lessor and Lessee who are herein referred to as “The Parties’ without regard to number or gender. The parties have been advised to have this document reviewed by their own independent counsel, and confirm that in signing of this document, they have not relied on any acts or conduct of WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., and its agents, with regard to the interpretations or meaning of this document. The Parties jointly and severally waive any and all claims, actions, demands, and loss against WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., its agents, employees, and each of them, that a Party may incur by reason of act, error, or omission in the preparation of this document and in its interpretation and meaning, whether or not the interpretation or meaning is the result of Compromise and settlement among Parties, or the result of determination by court or arbitration panel of competent jurisdiction. The preceding waiver provisions have been negotiated by and between the parties on the one part, and WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., on the other part.

INITIALS
LESSOR	LESSEE
REF	TZ

LESSOR	LESSEE
Westlake Corporate Center, LLC, A California Limited Liability Company	Genelux Corporation, A Delaware Corporation

/s/ Richard E. Fogg	10/4/2021	/s/ Thomas Zindick	10/4/2021
Richard E. Fogg, President of Lineage Family Office LLC, its Manager	Date	Thomas Zindick - President & CEO	Date

Confidential

STANDARD MULTI-TENANT OFFICE LEASE - GROSS

1. Basic Provisions (“Basic Provisions”).

1.1 Parties. This Lease (“Lease”), dated for reference purposes only July 2, 2021, is made by and between Westlake Corporate Center, LLC (“Lessor”) and Genelux Corporation, A Delaware Corporation (“Lessee”), (collectively the “Parties”, or individually a “Party”).

1.2(a) Premises: That certain Portion of the Project (as defined below), commonly known as (street address, suite, city, state): 2625 Townsgate Road, Suite 230 Westlake Village, CA 91361 (“Premises”). The Premises are located in the County of Ventura, and consist of approximately 4050 rentable square feet and approximately 3447 useable square feet. In addition to Lessee’s rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, the area above the dropped ceilings, or the utility raceways of the building containing the Premises (“Building”) or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Project.” The Project consists of approximately 132,037 rentable square feet. (See also Paragraph 2)

1.2(b) Parking: 16 unreserved and 0 reserved vehicle parking spaces at a monthly cost of $0.00 per unreserved space and $0.00 per reserved space. (See Paragraph 2.6)

1.3 Term: Six (6) years and Zero (0) months (“Original Term”) commencing July 15, 2021 (“Commencement Date”) and ending July 14, 2027 (“Expiration Date”). (See also Paragraph 3)

1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing July 1, 2021 (“Early Possession Date”). (See also Paragraphs 3.2 and 3.3)

1.5 Base Rent: $9,169.00 per month (“Base Rent”), payable on the First (1st) day of each month commencing July 15, 2021. (See also Paragraph 4) All Base Rent prorations shall occur in the first month Base Rent becomes due after the Base Rent Abatement Period.

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph Paragraph 50.

1.6 Lessee’s Share of Operating Expense Increase: three and six one hundredths percent (3.06%) (“Lessee’s Share”). In the event that that size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee’s Share to reflect such modification.

1.7 Base Rent and Other Monies Paid Upon Execution:

(a) Base Rent: $9,169.00 for the period First Month’s Base Rent.

(b) Security Deposit: $12,441.91 (“Security Deposit”). (See also Paragraph 5)

(c) Parking: $0 for the period             .

(d) Other: $0 for             .

(e) Total Due Upon Execution of this Lease: $21,610.91.

1.8 Agreed Use: General Office—Corporate Offices. (See also Paragraph 6)

1.9 Base Year; Insuring Party. The Base Year is 2022. Lessor is the “Insuring Party”. (See also Paragraphs 4.2 and 8)

1.10 Real Estate Brokers. (See also Paragraph 15 and 25)

(a) Representation: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this Lease with the following real estate brokers (“Broker(s)”) and/or their agents (“Agent(s)”):

Lessor’s Brokerage Firm Westoaks Commercial Group, Inc. “Westcord” License No. 01085775 Is the broker of (check one): ☑ the Lessor; or ☐ both the Lessee and Lessor (dual agent).

Lessor’s Agent Darin Arrasmith, Brett Saunders & Tony Principe License No. 00984115, 01991011, 01491368 is (check one): ☑ the Lessor’s Agent (salesperson or broker associate); or ☐ both the Lessee’s Agent and the Lessor’s Agent (dual agent).

Lessee’s Brokerage Firm KW Commercial License No. 01872625 Is the broker of (check one): ☑ the Lessee; or ☐ both the Lessee and Lessor (dual agent).

Lessee’s Agent Lee Black License No. 00897065 is (check one): ☑ the Lessee’s Agent (salesperson or broker associate); or ☐ both the Lessee’s Agent and the Lessor’s Agent (dual agent).

(b) Payment to Brokers. Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement

1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by None (“Guarantor”). (See also Paragraph 37)

1.12 Business Hours for the Building: 7:00 a.m. to 7:00 p.m., Mondays through Fridays (except Building Holidays) and 8:00 a.m. to 1:00 p.m. on Saturdays (except Building Holidays). “Building Holidays” shall mean the dates of observation of New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and N/A. Lessee shall have access to the Premises 24 hours per day, 7 days a week, 52 weeks per year subject to any event beyond the control of the Lessor.

1.13 Lessor Supplied Services. Notwithstanding the provisions of Paragraph 11.1, Lessor is NOT obligated to provide the following within the Premises:

☐ Janitorial services

☐ Electricity

☐ Other (specify):

1.14 Attachments. Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs A1 through A12;

☑ a space plan depicting the Premises in Exhibit A; Exhibit B depicting Lessor’s work; Exhibit C— Expansion Area.

☐ a current set of the Rules and Regulations;

☐ a Work Letter;

☐ a janitorial schedule;

☑ other (specify): Paragraph 50:Rent Adjustments; Paragraph 51 Option to Extend.

2. Premises.

2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. NOTE: Lessee is advised to verify the actual size prior to executing this Lease.

2.2 Condition. Lessor shall deliver the Premises to Lessee in a clean condition on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), and all other items which the Lessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Lessee, shall be in good operating

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condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law. Lessor also warrants, that unless otherwise specified in writing, Lessor is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding affecting the Premises.

2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises and the Common Areas comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 49), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Premises (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid. If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease.

2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) Lessee has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee’s intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date, Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

2.6 Vehicle Parking. So long as Lessee is not in default, and subject to the Rules and Regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use the number of parking spaces specified in Paragraph 1.2(b) at the rental rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

(a) If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

(b) The monthly rent per parking space specified in Paragraph 1.2(b) is subject to change upon 30 days prior written notice to Lessee. The rent for the parking is payable one month in advance prior to the first day of each calendar month.

2.7 Common Areas - Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including, but not limited to, common entrances, lobbies, corridors, stairwells, public restrooms, elevators, parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

2.8 Common Areas - Lessee’s Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor’s designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to adopt, modify, amend and enforce reasonable rules and regulations (“Rules and Regulations”) for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. The Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best efforts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the noncompliance with said Rules and Regulations by other tenants of the Project.

2.10 Common Areas - Changes. Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c) To designate other land outside the boundaries of the Project to be a part of the Common Areas;

(d) To add additional buildings and improvements to the Common Areas;

(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3. Term.

3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Lessee’s Share of the Operating Expense Increase) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

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3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed by Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 Lessee Compliance. Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee’s Share of the amount by which all Operating Expenses for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the “Operating Expense Increase”, in accordance with the following provisions:

(a) “Base Year” is as specified in Paragraph 1.9.

(b) “Comparison Year” is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first 12 months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee’s Share, notwithstanding they occur during the first twelve (12) months). Lessee’s Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

(c) The following costs relating to the ownership and operation of the Project, calculated as if the Project was at least 95% occupied, are defined as “Operating Expenses”:

(i) Costs relating to the operation, repair, and maintenance in neat, clean, safe, good order and condition, but not the replacement (see subparagraph (g)), of the following:

(aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, communication systems and other equipment used in common by, or for the benefit of, tenants or occupants of the Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

(cc) All other areas and improvements that are within the exterior boundaries of the Project but outside of the Premises and/or any other space occupied by a tenant.

(ii) The cost of trash disposal, janitorial and security services, pest control services, and the costs of any environmental inspections;

(iii) The cost of any other service to be provided by Lessor that is elsewhere in this Lease stated to be an “Operating Expense”;

(iv) The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 and any deductible portion of an insured loss concerning the Building or the Common Areas;

(v) The amount of the Real Property Taxes payable by Lessor pursuant to paragraph 10;

(vi) The cost of water, sewer, gas, electricity, and other publicly mandated services not separately metered;

(vii) Labor, salaries, and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Project and accounting and management fees attributable to the operation of the Project;

(viii) The cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3 provided; however, that Lessor shall allocate the cost of any such capital improvement over a 12 year period and Lessee shall not be required to pay more than Lessee’s Share of 1/144th of the cost of such Capital Expenditure in any given month;

(ix) The cost to replace equipment or improvements that have a useful life for accounting purposes of 5 years or less.

(x) Reserves set aside for maintenance, repair and/or replacement of Common Area improvements and equipment.

(d) Any item of Operating Expense that is specifically attributable to the Premises, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Premises, Building, or other building. However, any such item that is not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

(e) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(c) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(f) Lessee’s Share of Operating Expense Increase is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor’s estimate of the Operating Expense Expenses. Within 60 days after written request (but not more than once each year) Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee’s Share of the actual Common Area Operating Expenses for the preceding year. If Lessee’s payments during such Year exceed Lessee’s Share, Lessee shall credit the amount of such over-payment against Lessee’s future payments. If Lessee’s payments during such Year were less than Lessee’s Share, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

(g) Operating Expenses shall not include the costs of replacement for equipment or capital components such as the roof, foundations, exterior walls or a Common Area capital improvement, such as the parking lot paving, elevators, fences that have a useful life for accounting purposes of 5 years or more.

(h) Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds. “In addition, Operating Expenses shall not include: depreciation, interest or amortization on mortgages or ground lease payments; legal fees incurred in negotiating tenant leases, and in enforcing tenants leases other than this Lease; real estate brokers’ commissions; costs of any items for which Lessor receives reimbursement from insurance proceeds or a third party; insurance proceeds which reimburse Lessor for any casualty loss or damage which was previously passed through as an Operating Expense shall be deducted from Operating Expenses in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Expenses; interest, principal, depreciation, attorney fees, costs of environmental investigations or reports, points, fees and other lending costs and closing costs on any mortgage or mortgages; ground lease payments or other debt instruments encumbering the Building or the Project; any bad debt loss, rent loss or reserves for bad debt or rent loss; costs arising from the presence of Hazardous Substances in or about the Premises, Building or Real Property (including Hazardous Substances in the ground, water or soil) that was not placed in the Premises, Building or Real Property by Lessee; costs incurred outside of the Premises for violations of any valid, applicable

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building code, regulation, or law in effect and as interpreted by government authorities before the date on which this Lease is signed; fines, penalties, interest and the costs of repairs, replacements, alterations or improvements necessary to make the Project comply with applicable past laws in effect and as interpreted by government authorities before the date on which this Lease is signed (including ADA); charitable or political contributions made by Lessor; fees or dues payable to trade associations, industry associations or similar associations; and entertainment, dining, or travel expenses for any purpose.

4.3 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States on or before the day on which it is due, without offset or deduction (except as specifically permitted in this Lease). All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier’s check. Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent and Common Area Operating Expenses, and any remaining amount to any other outstanding charges or costs.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. Lessor shall upon written request provide Lessee with an accounting showing how that portion of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. THE SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF THE LAST MONTH’S RENT.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements of the Building, will not adversely affect the mechanical, electrical, HVAC, and other systems of the Building, and/or will not affect the exterior appearance of the Building. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.

6.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, byproducts or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use such as ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party invited by Lessee (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally

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responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4 Inspection; Compliance. Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, after reasonable notice, for the purpose of inspecting and/or testing the condition of the Premises and/or for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see Paragraph 9.1e) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor. Lessee acknowledges that any failure on its part to allow such inspections or testing will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to allow such inspections and/or testing in a timely fashion the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for the remainder to the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to allow such inspection and/or testing. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted hereunder.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

7.1 Lessee’s Obligations. Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to abuse or misuse. In addition, Lessee rather than the Lessor shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any similar improvements within the Premises. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee’s responsibility hereunder.”

7.2 Lessor’s Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Operating Expenses), 6 (Use), 7.1 (Lessee’s Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, fire alarm and/or smoke detection systems, fire hydrants, and the Common Areas.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions. The term “Utility Installations” refers to all floor and window coverings, air lines, vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, and plumbing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, ceilings, floors or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for additional modifications and/or improvements to the Premises resulting from Applicable Requirements, such as compliance with Title 24, and the cumulative cost thereof during this Lease as extended does not exceed $2000. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

(c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing and the provisions of Paragraph 7.1(a), if the Lessee occupies the Premises for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) to the level specified in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

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8. Insurance; Indemnity.

8.1 Insurance Premiums. The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 are included as Operating Expenses (see paragraph 4.2 (c)(iv)). Said costs shall include increases in the premiums resulting from additional coverage related to requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, increased valuation of the Premises, Building and/or Project, and/or a general premium rate increase. Said costs shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. If the Project was not insured for the entirety of the Base Year, then the base premium shall be the lowest annual premium reasonably obtainable for the required insurance as of the Start Date, assuming the most nominal use possible of the Building and/or Project. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

8.2 Liability Insurance.

(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured-Managers or Lessors of Premises” Endorsement and coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Building and/or Project. The amount of such insurance shall be equal to the full insurable replacement cost of the Building and/or Project, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence.

(b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

(c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

(d) Lessee’s Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4 Lessee’s Property; Business Interruption Insurance; Worker’s Compensation Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations.

(b) Worker’s Compensation Insurance. Lessee shall obtain and maintain Worker’s Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a ‘Waiver of Subrogation’ endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certificate of insurance or copy of the policy required by paragraph 8.5.

(c) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(d) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a “General Policyholders Rating” of at least A-, VII, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 10 days prior written notice to Lessor. Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may increase his liability insurance coverage and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or by Lessee’s employees, contractors or invitees. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 Exemption of Lessor and its Agents from Liability. Unless arising from Lessor’s gross negligence or willful misconduct, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee’s business or for any loss of income or profit therefrom. Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

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9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) “Premises Total Destruction” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense (subject to reimbursement pursuant to Paragraph 4.2), in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 Definitions. As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address. “Real Property Taxes” shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project, (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project, and said payments shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee’s request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

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10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11. Utilities and Services.

11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use in connection with an office, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures. Lessor shall also provide janitorial services to the Premises and Common Areas 5 times per week, excluding Building Holidays, or pursuant to the attached janitorial schedule, if any. Lessor shall not, however, be required to provide janitorial services to kitchens or storage areas included within the Premises.

11.2 Services Exclusive to Lessee. Notwithstanding the provisions of paragraph 11.1, Lessee shall pay for all water, gas, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2(vi), if a service is deleted by Paragraph 1.13 and such service is not separately metered to the Premises, Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges for such jointly metered service.

11.3 Hours of Service. Said services and utilities shall be provided during times set forth in Paragraph 1.12. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security and trash services, over standard office usage for the Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee’s expense supplemental equipment and/or separate metering applicable to Lessee’s excess usage or loading.

11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

11.6 Within fifteen days of Lessor’s written request, Lessee agrees to deliver to Lessor such information, documents and/or authorization as Lessor needs in order for Lessor to comply with new or existing Applicable Requirements relating to commercial building energy usage, ratings, and/or the reporting thereof.

12. Assignment and Subletting.

12.1 Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 50% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(d), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c) Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein: (See also Addendum A5)

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

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13. Default; Breach; Remedies.

13.1 Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR’S RIGHTS, INCLUDING LESSOR’S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee. In the event that Lessee commits waste, a nuisance or an illegal activity a second time then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover any damages to which Lessor is otherwise entitled. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 Breach by Lessor.

(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

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(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however, that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the rentable floor area of the Premises, or more than 25% of Lessee’s Reserved Parking Spaces, if any, are taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker, agent or finder (other than the Brokers and Agents, if any) in connection with this Lease, and that no one other than said named Brokers and Agents is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

16. Estoppel Certificates.

(a) Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published BY AIR CRE, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, or its partners, members, directors, officers or shareholders, and Lessee shall look to the Project, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand, or transmitted by facsimile transmission or by email shall be deemed delivered upon actual receipt. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

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23.3 Options. Notwithstanding the foregoing, in order to exercise any Options (see paragraph 39), the Notice must be sent by Certified Mail (return receipt requested), Express Mail (signature required), courier (signature required) or some other methodology that provides a receipt establishing the date the notice was received by the Lessor.

24. Waivers.

(a) No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) Lessor’s Agent. A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent’s duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) Lessee’s Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent’s duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not, without the express permission of the respective Party, disclose to the other Party confidential information, including, but not limited to, facts relating to either Lessee’s or Lessor’s financial position, motivations, bargaining position, or other personal information that may impact rent, including Lessor’s willingness to accept a rent less than the listing rent or Lessee’s willingness to pay rent greater than the rent offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Both Lessor and Lessee should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Holdover Base Rent shall be calculated on a monthly basis. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located. Signatures to this Lease accomplished by means of electronic signature or similar technology shall be legal and binding.

30. Subordination; Attornment; Non-Disturbance.

30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

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31. Attorneys’ Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. Lessor’s Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof. Lessor may not place any sign on the exterior of the Building that covers any of the windows of the Premises. Except for ordinary “For Sublease” signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor’s prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36. Consents. All requests for consent shall be in writing. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. Guarantor.

37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published BY AIR CRE.

37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options. If Lessee is granted any option, as defined below, then the following provisions shall apply.

39.1 Definition. “Option” shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. In the event, however, that Lessor should elect to provide security services, then the cost thereof shall be an Operating Expense.

41. Reservations.

(a) Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessor may also: change the name, address or title of the Building or Project upon at least 90 days prior written notice; provide and install, at Lessee’s expense, Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate; grant to any lessee the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein; and to place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the Building or the Project or on signs in the Common Areas. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights. The obstruction of Lessee’s view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

(b) Lessor also reserves the right to move Lessee to other space of comparable size in the Building or Project. Lessor must provide at least 45 days prior written notice of such move, and the new space must contain improvements of comparable quality to those contained within the Premises. Lessor shall pay the reasonable out of pocket costs that Lessee incurs with regard to such relocation, including the expenses of moving and necessary stationary revision costs. In no event, however, shall Lessor be required to pay an amount in excess of two months Base Rent. Lessee may not be relocated more than once during the term of this Lease.

(c) Lessee shall not: (i) use a representation (photographic or otherwise) of the Building or Project or their name(s) in connection with Lessee’s business; or (ii) suffer or permit anyone, except in emergency, to go upon the roof of the Building.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions

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hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” within 6 months shall be deemed to have waived its right to protest such payment.

43. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

48. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease attached to this Lease ☐ is not ☑ attached to the Lease.

49. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING AND SIZE OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Westlake Village On: 7/8/2021 | 6:33 PM PDT	Executed at: Westlake Village On: 7/8/2021 | 4:45 PM CDT

By LESSOR: Westlake Corporate Center, LLC	By LESSEE: Genelux Corporation, A Delaware Corporation

By: /s/ Richard E. Fogg

Name Printed: Richard E. Fogg

Title: President of Lineage Family Offices, LLC, Its Manager

Phone:

Fax:

Email: rfogg@lineagefamilyoffice.com

By: /s/ Richard E. Fogg

Name Printed:

By: /s/ Thomas Zindrick Name Printed: Thomas Zindrick Title: President & CEO Phone: Fax: Email: thomaszindrick@genelux.com By: /s/ Richard E. Fogg Name Printed:

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Title: Phone: Fax: Email: Address: Federal ID No.:	Title: Phone: Fax: Email: Address: Federal ID No.:

BROKER

Westoaks Commercial Group, Inc.

Attn: Darin Arrasmith, Brett Saunders & Tony Principe

Title:

Address: 951 Westlake Blvd., Suite 101 Westlake Village, CA 91361

Phone: 805 497-4557

Fax:

Email: darin@westcord.com, brett@westcord.com, tony@westcord.com

Federal ID No.:

Broker DRE License #:

Agent DRE License #: 00984115, 01991011, 01491368

BROKER

KW Commercial

Attn: Lee Black

Title: Agent

Address: 23975 Park Sorrento #110, Calabasas, CA 91302

Phone: 818-419-5705

Fax:

Email: leeblack321@outlook.com

Federal ID No.:

Broker DRE License #: 01872625

Agent DRE License #: 00897065

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com

NOTICE: No part of these works may be reproduced in any form without permission in writing.

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RENT ADJUSTMENT(S)

STANDARD LEASE ADDENDUM

Dated:	July 2, 2021
By and Between
Lessor:	Westlake Corporate Center, LLC
Lessee:	Genelux Corporation, A Delaware Corporation
Property Address:	2625 Townsgate Road, Suite 230 Westlake Village, CA 91361
(street address, city, state, zip)

Paragraph: 50

A. RENT ADJUSTMENTS:

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below: Check Method(s) to be Used and Fill in Appropriately)

☐ I. Cost of Living Adjustment(s) (COLA)

a. On (Fill in COLA Dates):              the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area):             , All Items (1982-1984 = 100), herein referred to as “CPI”.

b. The monthly Base Rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): the ☐ first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month”) or ☐ (Fill in Other “Base Month”):            . The sum so calculated shall constitute the new monthly Base Rent hereunder, but in no event, shall any such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the Base Rent adjustment.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

☐ II. Market Rental Value Adjustment(s) (MRV)

a. On (Fill in MRV Adjustment Date(s):              the Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an independent third party ☐ appraiser or ☐ broker (“Consultant” - check one) of their choice to act as an arbitrator (Note: the parties may not select either of the Brokers that was involved in negotiating the Lease). The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.

2) When determining MRV, the Lessor, Lessee and Consultants shall consider the terms of comparable market transactions which shall include, but no limited to, rent, rental adjustments, abated rent, lease term and financial condition of tenants.

3) Notwithstanding the foregoing, the new Base Rent shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and

2) the first month of each Market Rental Value term shall become the new ‘Base Month’ for the purpose of calculating any further Adjustments.

☑ III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased by three percent (3%) to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
Month 13	$11,054.48
Month 25	$11,386.11
Month 37	$11,727.69
Month 49	$12,079.52
Month 61	$12,441.91

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AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com

NOTICE: No part of these works may be reproduced in any form without permission in writing.

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OPTION(S) TO EXTEND

STANDARD LEASE ADDENDUM

Dated:	July 2, 2021
By and Between
Lessor:	Westlake Corporate Center, LLC
Lessee:	Genelux Corporation, A Delaware Corporation
Property Address:	2625 Townsgate Road, Suite 230 Westlake Village, CA 91361
(street address, city, state, zip)

Paragraph: 51

A. OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for two (2) additional Sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least six (6) but not more than N/A months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

(ii) The provisions of paragraph 39, including those relating to Lessee’s Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee or permitted Transferee and only while the original Lessee or permitted Transferee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

☐ I.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

☑ II. Market Rental Value Adjustment(s) (MRV)

a. On (Fill in MRV Adjustment Date(s)) the day following the expiration of the initial Lease Term the Base Rent shall be adjusted to Ninety-Five Percent (95%) of the “Market Rental Value” of the property as follows:

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an independent third party ☐ appraiser or ☑ broker (“Consultant” - check one) of their choice to act as an arbitrator (Note: the parties may not select either of the Brokers that was involved in negotiating the Lease). The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

2) When determining MRV, the Lessor, Lessee and Consultants shall consider the terms of comparable market transactions which shall include, but not limited to, rent, rental adjustments, abated rent, lease term and financial condition of tenants.

3) Notwithstanding the foregoing, the new Base Rent shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and

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2) the first month of each Market Rental Value term shall become the new “Base Month” for the purpose of calculating any further Adjustments.

☐ III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:

☑ IV. Initial Term Adjustments

The formula used to calculate adjustments to the Base Rate during the original Term of the Lease shall continue to be used during the extended term.

B. NOTICE:

Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com

NOTICE: No part of these works may be reproduced in any form without permission in writing.

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Addendum to Lease

THIS ADDENDUM TO STANDARD MULTI-LESSEE OFFICE LEASE—GROSS (“Addendum”) is attached to and made a part of that certain printed Lease Agreement (“Lease”) entered into by and between Westlake Corporate Center, LLC, a California Limited Liability Company (“Lessor”) and Genelux Corporation, A Delaware Corporation (“Lessee”) dated July 2, 2021. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that any terms or provisions of the Addendum are inconsistent with any terms or provisions of the Lease, the terms and provisions of this Addendum shall prevail and control. All capitalized terms used in the Addendum shall have the same meanings assigned to them in the Lease, if any, unless otherwise specified in the Addendum.

A1.

Lessor’s Work: Lessor shall be responsible for all costs of architectural, engineering, permits, ADA and Title 24 compliance and general construction using the building standard items. Lessor at Lessor’s Cost shall complete Lessor’s Work as defined below and/or as required by code. Lessor shall construct the Premises according to the Floor Plan provided in Exhibit A.

Lessor’s Work shall include but not be limited to:

1.	Construct an interior wall with a glass door at the south end of the “Kitchen Area” as depicted in Exhibit B.

2.	Construct “Expansion Area” as depicted in Exhibit C.

The Premises shall be delivered on or before the Commencement Date to Lessee in a clean condition, free of debris, with the “Kitchen Area” completed to the Lessee’s satisfaction. Lessor shall warrant that all electrical, plumbing and HVAC is in working order and separated from other suites. Tenant will deliver the first month’s Base Rent, the Security Deposit and proof of insurance upon execution of the Lease.

Architects: All Parties agree that Lessor’s Architect is Subic & Associates. Each Party shall work in good faith to cooperate with the architect in an effort to complete the construction of the Premises in a professional and timely manner without creating additional costs to Lessor or Lessee.

General Contractor: All Parties agree that Lessor’s General Contractor is PAG Construction. Each Party shall work in good faith to cooperate with the General Contractor in an effort to complete the construction of the Premises in a professional and timely manner without creating additional costs to Lessor or Lessee.

All estimates from any sub-contractors shall be available upon request immediately following the date that each General Contractor submits their estimate to the Lessor. Both Parties agree and understand that the initial estimates provided by the General Contractor are Rough Order of Magnitude (ROM) and that the scope of work may change during the permitting process (if any).

The General Contractor shall be obligated to complete Lessor’s Work in a good and workmanlike manner and in compliance with all applicable laws, at Lessor’s sole cost and expense subject to the paragraph below entitled Cost of Lessor’s Work and in substantial compliance the Final Plans. Lessor’s Work shall be constructed and completed in a diligent and workmanlike manner, and all work in the Expansion Area shall be performed in a manner to minimize interference with Tenant’s business operations in the remainder of the Premises as much as possible. To that end, Lessor will construct to Expansion Area separate from the remainder of the Premises and not open the wall between the Expansion Area and the remainder of the Premises until necessary to complete construction of the Expansion Area. The General Contractor shall deliver a “timeline” for Delivery of Possession of the Expansion Area.

Cost of Lessor’s Work (Kitchen Area – See Exhibit B): Lessee has agreed to the design and scope of Lessor’s work. The actual cost of Lessor’s Work is eight thousand and sixty dollars ($8,060.00) which Lessor has agreed to pay. Lessor shall be obligated to pay for any increase in costs for any reason other than a change order requested and approved by Lessee. All costs and expenses for changes to Lessor’s Work requested by Lessee in excess of eight thousand and sixty dollars ($8,060) shall be the sole responsibility of Lessee. Lessor has been provided an estimate of ten (10) days for completion of this work commencing the day following the execution of this Lease. Both Parties agree that the Kitchen Area shall match the materials and finishes of the existing Premises, including but not limited to the kitchen door.

Cost of Lessor’s Work (Expansion Area – See Exhibit C): Lessee has agreed to the design and scope of Lessor’s work. The actual cost of Lessor’s Work is thirty-one thousand nine hundred sixty dollars ($31,960) which Lessor has agreed to pay. Lessor shall be obligated to pay for any increase in costs for any reason other than a change order requested and approved by Lessee. All costs and expenses for changes to Lessor’s Work requested by Lessee in excess of thirty-one thousand nine hundred sixty dollars ($31,960) shall be the sole responsibility of Lessee. Lessor has been provided an estimate of five (5) weeks for completion of this work commencing the day following the execution of this Lease. Both Parties agree that the Expansion Area shall match the materials and finishes of the existing Premises, including but not limited to the doors.

Lessee’s Construction Costs: In the event Lessee initiates Change Orders prior to or during the course of Lessor’s work, Lessee’s estimated costs for such Change Orders that actually increase the cost of Lessor’s work shall be paid to Lessor at the time each Change Order is approved by both parties, unless otherwise agreed to in writing.

Costs not included in Lessor’s Work: Lessor shall not be obligated to pay any of the following items on behalf of the Lessee: Installation, connection and testing of phone and data cabling from the street to the Building, within the Building and within the Premises, installation of computer equipment, backup power supply, computer cooling equipment, artwork, logo in Lessee’s identity wall, trade fixtures, personal property, moving costs, stationary, insurance for Lessee’s movers and contractors or any labor costs associated with Lessee’s move. Further, Lessor’s Contractor, may elect to install Lessee’s built-in appliances such as refrigerators, microwaves, dishwashers, coffee makers, etc. however, Lessor will not select, own, maintain or warrant any such items unless otherwise agreed to in writing.

Lessor’s Work Commencement: Lessor’s Work shall commence as soon as commercially reasonable after receipt of Lessee’s deposit monies and execution of this Lease and as allowed by the City and/or other prevailing agencies (if applicable)

Lessee’s Indemnity of Lessor for Design: Lessor shall not be responsible for any errors or omissions in the mutually approved space plans in Exhibit B and Exhibit C. Lessee shall be liable for the corrections that do not satisfy the requirements of the Lessee as it relates to any aspect of the Lessee’s design including but not limited, size, configuration, functionality, location, accessibility, materials, finishes or color.

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Inspection: “Substantial Completion” means the substantial completion of construction work in accordance with Lessor’s plans. Upon the Substantial Completion of Lessor’s Work, Lessor and Lessee will conduct a preliminary inspection of the Premises or Expansion Area and will create a list (“Punch List”) of items, if any, of work or material requiring repair or completion. Within thirty (30) days following Lessee’s occupancy of the Premises or Expansion Area, Lessor and Lessee will conduct a final inspection of the Premises to agree upon any final additional repairs or corrections to be completed by Lessor’s Contractor, which repairs or corrections shall be made by Lessor within thirty (30) days following the date of such Punch List.

Move In / Move Out: Prior to Lessee moving into the subject Premises, Lessor shall provide reasonable, written instructions for moving. Such instructions will include but not be limited to: hours when moving in or out are allowed, use of elevators, protection of floors walls and doors, insurance and liability for damages that occur during the move in or move out.

Installation/Removal of Personal Property: Lessee shall be allowed to move any personal property into or out of the Premises without prior written consent from Lessor provided that any such property will not be or was not permanently attached to the Premises. Throughout the term of the Lease and any extensions, Lessee shall be allowed to install its permanently attached personal property, unattached artwork in excess of 30 lbs., or permanently attached equipment or trade fixtures (“Attached Personal Property”) with prior written consent from the Lessor. Lessor shall not unreasonably deny, delay or condition such consent. In some cases, the attachment of Attached Personal Property may cause a condition where the removal of such Attached Personal Property causes damage to the Premises or the Building. In each case where Lessee obtains permission for the installation of Attached Personal Property, the Lessor must notify Lessee in writing 1) Lessor’s Consent; 2) Requirement to Remove at Lease Termination; 3) Requirement for the Attached Personal Property to remain at Lease Termination. Lessor and Lessee agree to create an inventory list of Attached Personal Property prior to Lease Commencement and throughout the term of the Lease and any extensions.

A2.

Base Rent Abatement: Notwithstanding anything to the contrary contained in this Lease, and provided that Lessee is not in default of this Lease beyond all applicable notice and cure periods, Lessor shall abate Lessee’s obligation to pay the monthly installment of Base Rent otherwise payable by Lessee for the Premises (the “Abated Rent”) for six (6) months, during months two (2) through seven (7) of the initial Lease Term (the “Abatement Period”). During the Abatement Period, Lessee shall remain responsible for the payment of all other monetary obligations under this Lease. In the event of a default by Lessee under the terms of this Lease that results in the early termination this Lease, as a part of the recovery, Lessor shall be entitled to the recovery of any unamortized amount of the Abated Rent. The terms of this Paragraph A2 shall supersede any conflicting provisions of Paragraph 13.3 of the Lease.

A3.

Base Rent Abatement for Expansion Area: Notwithstanding anything to the contrary contained in this Lease, and provided that Lessee is not in default of this Lease beyond all applicable notice and cure periods, Lessor shall abate Lessee’s obligation to pay the monthly installment of Base Rent otherwise payable by Lessee for the Expansion Area (the “Abated Rent for the Expansion Area” or 590 Rentable Square Feet) for twelve (12) months, during months one (1) through twelve (12) of the initial Lease Term (the “Expansion Abatement Period”). During the Expansion Abatement Period, Lessee shall remain responsible for the payment of all other monetary obligations under this Lease. In the event of a default by Lessee under the terms of this Lease that results in the early termination this Lease, as a part of the recovery, Lessor shall be entitled to the recovery of any unamortized amount of the Abated Rent for the Expansion Area. The terms of this Paragraph A3 shall supersede any conflicting provisions of Paragraph 13.3 of the Lease.

A4.	Operating Expenses (continued):

Base Year and Excess Payments of Operating Expenses—Lessee shall pay its proportionate share of the aggregated Operating Expenses associated with the Premises and Project above a 2022 Base Year. There shall be no pass through of any Operating Expenses until January 2023. The Base Year for Operating Expenses will be calculated as if the Building were 95% occupied and fully tax assessed. Incremental increases in Controllable Operating Expenses over and above Lessee’s Base Year shall not exceed five percent (5%) over the prior year on a non-cumulative basis.

A5.

Removal of Alterations. Paragraph 7.4(b) of the Lease is hereby modified such that Lessee shall only be required to remove Lessee Owned Alterations or Utility Installations upon the expiration of the Lease Term if Lessor gives notice to Lessee that it requires such removal at the time it consents to the applicable Lessee Owned Alteration or Utility Installation.

A6.	Additional Terms Applicable to Assignment and Subletting.

Non-Transfers. Notwithstanding anything to the contrary in the Lease, the following shall not be deemed an assignment of the Lease or transfer requiring Lessor’s consent: (i) the merger or consolidation of Lessee with another life sciences company, (ii) the acquisition Lessee’s stock, assets or business as a going concern by another life sciences company or investor, (iii) an initial public offering of Lessee’s stock (and any subsequent transfer of Lessee’s stock on a public exchange), or (iv) a sale of Lessee’s stock to investors in the ordinary course; provided that, in each instance:

(1) Lessee shall continue to use the Premises for life sciences office use;

(2) Lessee is not in Default;

(3) in the case or a merger, consolidation or acquisition by another company, Lessee’s successor will have a tangible net worth which is at least equal to Lessee’s tangible net worth at the date of this Lease;

(4) in the case or a merger, consolidation or acquisition by another company, neither Lessee’s successor nor any affiliate thereof shall previously have been in bankruptcy or defaulted (beyond any applicable cure period) under a prior lease with Lessor; and

(5) in the case or a merger, consolidation or acquisition by another company, or a transfer of more than 50% of Lessee’s stock to another life sciences company, Lessee shall give Lessor written notice at least 5 business days prior to the effective date of the applicable transaction (unless such notice is prohibited by law or any confidentiality obligations of Lessee, in which case such notice shall be given to Lessor as soon as practicable). Lessee’s notice to Lessor shall include information and documentation reasonably evidencing the applicable transaction and showing that each of the above conditions has been satisfied.

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Paragraph 12.2 is modified such that only assignees, and not sublessees, shall be deemed to have assumed any obligations of Lessee under the Lease; provided, however, for the avoidance of doubt, any subleases and sublessees shall remain subject to the provisions of the Lease.

A7.

Estoppel Certificates: Notwithstanding anything to the contrary in Paragraph 16(b), if Lessee fails to deliver an estoppel certificate to Lessor within thirty (30) days of Lessor’s request, Lessor, at its option, may increase the Base Rent by 10% (on a per diem basis) until Lessee delivers the requested estoppel, at which point the 10% increase will terminate.

A8.

First Right of Refusal: Lessee shall have an ongoing First Right of Refusal for any space contiguous to the initial Premises and/or the Expansion Area (such contiguous space, “FROR Space”) throughout the Term of the Lease or any extensions. In the event any FROR Space becomes available for lease or Lessor receives a bona fide offer to lease any FROR Space from any non-related third party, Lessor shall provide Lessee with notice offering the FROR Space and containing the date such space will become first available for Lessee’s lease of the FROR Space (a “Terms Offer”). Lessee shall have five (5) business days to respond in writing with a refusal or acceptance of the Terms Offer to Lessor. Lessor’s obligation to lease the “FROR Space” to Lessee is subject to review of Lessee’s financial condition demonstrating the ability to pay all rent and other charges under the proposed lease. Lessee shall submit a current Balance Sheet and Income Statement dated within the immediately preceding 30-days for Lessor and Lender approval. Lessor agrees to use all commercially reasonable efforts to lease suite 290 of the Building or any portion thereof to Lessee starting from the north to the south side if the suite is divided.

If, during the first twelve (12) months of the Lease term, Lessee expands or exercises its Right of First Refusal and/or Lessor commences Construction of any additional space that was not in the initial Premises of the Lease, the Lease Rate and Terms shall be equal to the initial Lease except that the Lessor shall contribute up to eighty-five dollars ($85.00) per Rentable Square Foot in Tenant Improvement Allowance. These terms apply notwithstanding any different terms in a third-party lease offer to which Lessee exercised its Right of First Refusal. No representation has been made and nothing contained herein that this allowance will be sufficient to construct the additional space according to Lessee’s design.

If, between the thirteenth (13th) and twenty-fourth (24th) months of the Lease term, Lessee expands or exercises its Right of First Refusal and/or Lessor commences Construction of any additional space that was not in the initial Premises of the Lease, the Lease Rate and Terms shall be equal to the initial Lease except that the Lessor shall contribute up to eighty-five dollars ($85.00) per Rentable Square Foot in Tenant Improvement Allowance. However, the Lease Term must be extended to have at least sixty (60) months remaining from the date of substantial completion of the tenant improvements. These terms apply notwithstanding any different terms in a third-party lease offer to which Lessee exercised its Right of First Refusal. No representation has been made and nothing contained herein that this allowance will be sufficient to construct the additional space according to Lessee’s design.

If Lessee exercises its Right of First Refusal after the first twenty-four (24) months, The Base Rent and Terms for any expansion of the Premises shall be equal to or better than any bona fide offer presented to the Lessor by any non-related third party.

A9.

Telephone/data: Lessee is responsible for verifying any high-speed data available at the Premises. Lessee shall pay any and all cost including but not limited to installation, maintenance, and monthly utility fees associated with its use of internet, cable, and phone services. Lessee, at Lessee’s sole cost and expense, will be responsible for verifying that any existing equipment and wiring is functional and adequate for Lessee’s use. Lessor is not providing any warranty whatsoever with respect to any telecommunications wiring in the Building, the Premises or with respect to the availability or adequacy of any telecommunications services.

A10.

HVAC. Lessor, as part of the Operating Expenses cost, shall furnish HV/AC to the Premises, Monday through Friday, 7:00 AM to 7:00 PM and Saturday 8:00 AM to 5:00 PM. Throughout the term of the lease and any extensions, Lessee shall have the right to request HVAC services outside of Building Standard hours with a three (3) hour minimum. Lessee shall not be charged for the first twenty (20) hours each month for its use of the HVAC systems on a non-cumulative basis. Lessee shall be charged fifty dollars ($50) per hour for use of the HVAC systems after hours beyond twenty (20) hours per month as part of Rent due hereunder.

Lessee shall use commercially reasonable efforts to provide Lessor with as much advanced notice as possible for any after-hours requests. Lessor requires notice for after-hours use Monday through Friday from 9:00 am to 5:00 pm. Lessee shall have the right to request after hours service up until noon for after-hours use Monday through Friday. If Lessee requires after hours use on a Saturday or a Sunday, Lessor must receive notice prior to noon on the Friday before the requested after hours use.

A11.

Signage. Lessor, at Lessor’s sole expense, shall provide one building standard sign frame at Lessee’s main interior Premises entrance and install Lessee’s building standard door and directory signage. Lessee shall pay for its artwork and identity to be installed on the sign frame provided by Lessor. Lessee shall be responsible for the installation of its own artwork on the identity wall at the entrance to the Premises. Lessee, at Lessee’s cost shall install its Name and/or Logo on both sides of the Building’s shared monument sign. Lessor arranges all names on the Monument Sign in alphabetical order and as such, Lessee’s exact location on each side of the Monument Sign shall change from time to time based on the names of other tenants with shared rights o the Monument Sign. All artwork for the shared Monument Sign must be approved by Lessor and the City of Thousand Oaks. In the event Lessee has not completed its sign installation or given written Notice to Lessor that work has commenced to install Lessee’s Name and/or Logo on the Shared Monument Sign within 120 days of Lease execution, Lessor reserves the right to offer the space on the Shared Monument Sign to another tenant without notice to Lessee.

A12.	Exculpation.

Exculpation of Lessor - It is understood and agreed by Lessee that Lessor is executing the Lease in its fiduciary capacity only and Lessor’s officers, directors, employees and agents are not and such officers, directors, employees and agents shall not be liable hereunder, directly or indirectly, except for willful misconduct, under or by execution of this Lease. The rights and claims of Lessee shall be limited exclusively to such rights as Lessee may have against the trust or other estate or entity represented herein by Lessor (the “Trust”).

Exculpation of Trust - Any liability of Lessor (including without limitation Lessor’s shareholders, affiliates, agents, and employees) to Lessee or any other person shall be limited to the estate of the Trust in the Building. Lessee or any other person

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LESSOR	LESSEE
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claiming through Lessee agrees to look solely to such interest for the recovery of any judgment against Lessor, it being intended by the parties that no other assets of the Lessor, Trust or of such trustees or beneficiaries shall be liable for any such judgment. Notwithstanding anything to the contrary contained in this Lease, Lessor hereby represents, warrants and guarantees that Lessor has sufficient authority to enter into this Lease and bind the Trust and any fee owner of the Building to the terms of this Lease.

This Lease has been prepared by WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., a California Corporation, at the request of Lessor and Lessee who are herein referred to as “The Parties” without regard to number or gender. The Parties have been advised to have this document reviewed by their own independent counsel, and confirm that in signing of this document, they have not relied on any acts or conduct of WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., and its agents, with regard to the interpretations or meaning of this document. The Parties jointly and severally waive any and all claims, actions, demands, and loss against WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., its agents, employees, and each of them, that a Party may incur by reason of act, error, or omission in the preparation of this document and in its interpretation and meaning, whether or not the interpretation or meaning is the result of Compromise and settlement among Parties, or the result of determination by court or arbitration panel of competent jurisdiction. The preceding waiver provisions have been negotiated by and between the parties on the one part, and WESTCORD/WESTOAKS COMMERCIAL GROUP, INC., on the other part.

LESSOR		LESSEE
Westlake Corporate Center, LLC,		Genelux Corporation, a Delaware
A California Limited Liability Company		Corporation

/s/ Richard E. Fogg 7/8/2021	| 6:33 pm PDF	/s/ Thomas Zindrick 7/8/2021	| 4:45 pm CDT
Richard E. Fogg, Manager of the	Date	Thomas Zincrick	Date
Lineage Family Office, LLC		President and CEO

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Exhibit A

Floor Plan

Exhibit A

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LESSOR	LESSEE
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Exhibit B

Lessor’s Work (Kitchen)

Exhibit B

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LESSOR	LESSEE
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Exhibit C

Lessor’s Work (Expansion Area)

Exhibit C

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April 26, 2022

Mr. Thomas Zindrick, President Genelux Corporation, A Delaware Corporation 2625 Townsgate Rd., Suite 230 Westlake Village, CA 91361	VIA CERTIFIED MAIL RETURN RECEIPT REQUESTED

Re:	2625 Townsgate Road, Thousand Oaks, California

Dear Mr. Zindrick:

Please be advised that, effective as of the date hereof, Westlake Corporate Center, LLC, a California limited liability company (“Seller”), sold its interest in the referenced building and assigned its interest in your lease at such building (the “Lease”) to Townsgate Property, LLC, a California limited liability company (“Buyer”). Consequently, Buyer is now your landlord and the security deposit, if any, under your Lease has been transferred to and received by Buyer. Buyer is now responsible to account to you under the Lease and at law for obligations set forth in the Lease and account to you for the security deposit transferred by Seller to Buyer. All future notices and other communication to the landlord under the Lease should be delivered to Buyer at the following address:

Townsgate Property, LLC

1013 S Los Angeles St 9A

Los Angeles, CA 90015

818 706-9479

With a copy to:

Key Pointe Asset Management

5627 Kanan Road, Suite 244

Agoura Hills, CA 91301

(818) 706-9479

Confidential

With respect to the liability insurance required to be carried pursuant to your lease, please name Townsgate Property, LLC and Kev Pointe Asset Management as additional insureds on such policy. Evidence of such insurance should be sent to Buyer at 1013 S. Los Angeles St 9A Los Angeles, CA 90015.

All rental payments and other payments due either before or after the date hereof should be made payable to Townsgate Property, LLC and should either be hand delivered or mailed to:

Key Pointe Asset Management

5627 Kanan Road, Suite 244

Agoura Hills, Ca 91301

Attention: John Shehorn

unless and until you are directed otherwise by Buyer.

Please direct all matters concerning your lease, including security deposit questions, to the Property Manager, at the property management office located at: 2625 Townsgate Road, Suite 103, Westlake Village, CA 91361.

Thank you for your cooperation.

Very truly yours, Westlake Corporate Center, LLC, a California limited liability company

By:	/s/ Richard E. Fogg
Name: Richard E. Fogg Title: Manager

Confidential